  As filed with the Securities and Exchange Commission on February 26, 1999
                                                 Registration No. 333-35883
                                                                  811-08361

===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                           Pre-Effective Amendment No. _               [_]

                          Post-Effective Amendment No. 2               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]

                                Amendment No. 3                        [X]

                        ------------------------------

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
               (Exact Name of Registrant as Specified in Charter)

                                4900 Sears Tower
                             Chicago, Illinois 60606
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including area code: (312) 993-4400

                               Michael J. Richman
                              Goldman, Sachs & Co.
                          85 Broad Street - 12th Floor
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                                   copies to:

                             Jeffrey A. Dalke, Esq.
                           Drinker Biddle & Reath LLP
                       Philadelphia National Bank Building
                              1345 Chestnut Street
                      Philadelphia, Pennsylvania 19107-3496


It is proposed that this filing will become effective (check appropriate box):

[_] Immediately upon filing pursuant to paragraph (b)
[_] on (date) pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 1999 pursuant to paragraph (a)(1)

[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
    GOLDMAN SACHS VARIABLE INSURANCE TRUST
--------------------------------------------------------------------------------


May 1,
1999



 . Goldman Sachs Growth and Income Fund

 . Goldman Sachs CORE U.S. Equity Fund

 . Goldman Sachs CORE Large Cap Growth Fund

 . Goldman Sachs CORE Large Cap Value Fund

 . Goldman Sachs CORE Small Cap Equity Fund

 . Goldman Sachs Capital Growth Fund

 . Goldman Sachs Mid Cap Value Fund

 . Goldman Sachs CORE International Equity Fund

 . Goldman Sachs International Equity Fund

 . Goldman Sachs Short Duration Government Fund

 . Goldman Sachs Global Income Fund

 . Goldman Sachs High Yield Fund
                                               [GOLDMAN SACHS LOGO APPEARS HERE]


    Prospectus
    THE SECURITIES AND EXCHANGE COMMISSION HAS
    NOT APPROVED OR DISAPPROVED THESE SECURITIES
    OR PASSED UPON THE ADEQUACY OF THIS
    PROSPECTUS. ANY REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.

    AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT
    AND IS NOT INSURED BY THE FEDERAL DEPOSIT
    INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
    AGENCY. AN INVESTMENT IN A FUND INVOLVES
    INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
    PRINCIPAL.

(BACKGROUND LOGO APPEARS HERE)

General Investment Management Approach and Investment Styles

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value (formerly "Mid Cap Equity"), CORE International Equity, Short Duration Government and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity and Global Income Funds. Goldman Sachs Asset Management and Goldman Sachs Asset Management Interna-tional are each referred to in this Prospectus as the "Investment Adviser."

 The investment objectives and policies of the Funds are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be com-parable even though the funds have the same Investment Adviser.

 Goldman Sachs' Investing Philosophies for the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity and International Equity Funds (the "Equity Funds"):

 EQUITY FUNDS


 VALUE STYLE FUNDS


 Goldman Sachs' Value Investment Philosophy
 The Investment Adviser seeks companies that are discounted due to:
 .Company-specific problems that are over-discounted in the marketplace. .Cyclically out-of-favor status.
 .Unrecognized positive fundamentals.

 The Investment Adviser seeks to identify value through:
 .First hand fundamental research.
 .Maintaining a long-term investment horizon.
 .A team approach to decision making.

 Value exists when a stock's price becomes inexpensive relative to the company's estimated earnings and/or dividend-paying ability over the long-term.

--------------------------------------------------------------------------------
 GROWTH STYLE FUNDS


 Goldman Sachs' Growth Investment Philosophy

 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.
 .Over the long-term, expect each company's stock price ultimately to track the growth of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 QUANTITATIVE ("CORE") STYLE FUNDS


 Goldman Sachs' Quantitative Multifactor Models
 The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Funds") use
 Goldman Sachs' proprietary multifactor models (each a "Multifactor Model"), which are rigorous computerized rating systems used to forecast the returns of securities held in each Fund's portfolio.

 The Multifactor Models incorporate common variables covering measures of:
 .Value (price-to-book, price-to-earnings, cash flow to enterprise value) .Momentum (earnings momentum, price momentum, sustainable growth)
 .Risk (market risk, company-specific risk, earnings risk)

 All of the above factors are carefully evaluated within the Multifactor Mod-els since each has demonstrated a significant impact on the performance of the securities and markets they were designed to forecast.

 Goldman Sachs' CORE Funds provide broad foundation portfolios for investors to build upon.

--------------------------------------------------------------------------------

 ACTIVELY MANAGED INTERNATIONAL FUND

 Goldman Sachs Actively Managed Investment Philosophy

                    How the Investment
   Belief           Adviser Acts on Belief
---------------------------------------------
  .Equity markets   Seek excess return
   are inefficient  through team driven,
                    research intensive and
                    bottom-up stock
                    selection.

  .Returns are      Seek to capitalize on
   variable         variability of market and
                    regional returns through
                    value-added asset
                    allocation decisions.

  .Corporate        Seek to conduct rigorous,
   fundamentals     first-hand research of
   ultimately       business and company
   drive share      management.
   price

  .A businesses'    Seek to realize value
   intrinsic value  through a long-term
   will be          investment horizon.
   achieved over
   time

  .Portfolio risk   Seek to systematically
   must be          monitor and manage risk
   carefully        through diversification,
   analyzed and     multifactor risk models
   monitored        and currency management.

 Equity securities for these Funds are evaluated based on a bottom-up stock selection process, disciplined portfolio construction, and continual portfo-lio review and analysis.

--------------------------------------------------------------------------------

 Goldman Sachs' Investing Philosophy for the Short Duration Government, Global Income and High Yield Funds (the "Fixed Income Funds"):

 FIXED INCOME FUNDS


 ACTIVE MANAGEMENT WITHIN A RISK-MANAGED FRAMEWORK

 The Investment Adviser employs a disciplined, multi-step process to evaluate potential fixed-income investments:

 1. Sector Allocation - The Investment Adviser assesses relative value of dif-ferent investment sectors (such as U.S. corporate, asset-backed and mort-gage-backed securities) to create investment strategies that meet each Fund's objectives.
 2. Security Selection - In selecting securities for each Fund, the Investment Adviser draws on the extensive resources of Goldman Sachs, including fixed-income research professionals.

 3. Yield Curve Strategies - The Investment Adviser adjusts the term structure of the Funds based on its expectations of changes in the shape of the yield curve while closely controlling the overall duration of the Fund.

 The Investment Adviser de-emphasizes interest rate predictions as a means of generating incremental return. Instead, the Investment Adviser seeks to add value through the selection of particular securities and investment sector allocation as described above.

 With every fixed-income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on Goldman Sachs' extensive research capabilities.

--------------------------------------------------------------------------------

 Each of the Fixed Income Funds has a target duration. A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pat-tern of a security's cash flows over time. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 Each of the Fixed Income Funds has credit rating requirements for the securi-ties they buy. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one nationally recognized statistical rating organiza-tion ("NRSRO") even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of comparable quality. If a security satisfies a Fund's minimum rating requirement at the time of pur-chase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what

Fund Investment Objectives and Strategies

 action, including the sale of such security, is in the best interests of a Fund and its shareholders.

 Goldman Sachs Variable Insurance Trust (the "Trust") offers shares of the Funds to separate accounts of participating insurance companies for the pur-pose of funding variable annuity contracts and variable life insurance poli-cies. The participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants there-in, are shareholders of a Fund. Each Fund pools the monies of these separate accounts and invests these monies in a portfolio of securities pursuant to the Fund's stated investment objectives.

 Goldman Sachs Growth and Income Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital and growth of income

  Benchmark:  S&P 500 Index

  Investment  Large capitalization U.S. stocks that are believed to be
      Focus:  undervalued or undiscovered by the marketplace

  Investment  Value
      Style:


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and growth of income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 65% of its total assets in equity securities that the Investment Adviser consid-ers to have favorable prospects for capital appreciation and/or dividend-pay-ing ability. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securi-ties, including securities of issuers in emerging countries ("emerging coun-tries") and securities quoted in foreign currencies. Emerging countries are countries with economies or securities markets that are considered by the Investment Adviser not to be fully developed.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities that offer the potential to further the Fund's investment objec-tive.

 Goldman Sachs CORE U.S. Equity Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital and dividend income

  Benchmark:  S&P 500 Index

  Investment  U.S. equity securities representing a variety of industries
      Focus:

  Investment  Blend (Value and Growth), enhanced by a proprietary quantitative
      Style:  model


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. econo-my.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad repre-sentation in most major sectors of the U.S. economy and a portfolio of compa-nies with average long-term earnings growth expectations and dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

 Goldman Sachs CORE Large Cap Growth Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital; dividend income is a secondary consideration

  Benchmark:  Russell 1000 Growth Index

  Investment  Large-cap, growth-oriented U.S. stocks
      Focus:

  Investment  Growth, enhanced by a proprietary quantitative model
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Investment Adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Rus-sell 1000 Growth Index. The Fund seeks a portfolio of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.
 Goldman Sachs CORE Large Cap Value Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital and dividend income

  Benchmark:  Russell 1000 Value Index

  Investment  Diversified portfolio of equity securities of large cap U.S.
      Focus:  issuers selling at low to modest valuations

  Investment  Value, enhanced by a proprietary quantitative model
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity secu-rities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have honorable prospects for capital appreciation and/or dividend-paying ability.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio comprised of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

                                        FUND INVESTMENT OBJECTIVE AND STRATEGIES



 Goldman Sachs CORE Small Cap Equity Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

  Benchmark:  Russell 2000 Index

  Investment  Stocks of small capitalization U.S. companies
      Focus:

  Investment  Blend (Value and Growth), enhanced by a proprietary quantitative
      Style:  model


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States.

 The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio comprised of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

 Goldman Sachs Capital Growth Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

  Benchmark:  S&P 500 Index

  Investment  U.S. equity securities that offer long-term capital appreciation
      Focus:  potential

  Investment  Growth
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity secu-rities that are considered by the Investment Adviser to have long-term capi-tal appreciation potential. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in for-eign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Goldman Sachs Mid Cap Value Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

  Benchmark:  Russell Midcap Value Index

  Investment  Mid-capitalization U.S. stocks that are believed to be
      Focus:  undervalued or undiscovered by the marketplace

  Investment  Value
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all of its assets in equity securities and at least 65% of its total assets in equity securities of mid-cap companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constitut-ing the Russell Midcap Value Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer decreases below $400 million or increases above $16 billion after purchase, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration. Although the Fund will invest primar-ily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

 Goldman Sachs CORE International Equity Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term growth of capital

 Benchmarks:  Morgan Stanley Capital International Europe, Australia, Far East
              ("EAFE") Index (unhedged)

  Investment  Large capitalization equity securities of companies that are
      Focus: organized outside the United States or whose securities are primarily traded outside the United States

  Investment  Quantitative
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities of companies that are organized out-side the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Invest-ment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers of emerging countries, which involve risks that are not present in invest-ments in more developed countries.

 The Fund seeks broad representation of large cap issuers across major coun-tries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

 Other. The Fund's investments in fixed-income securities are limited to secu-rities that are considered cash equivalents.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Goldman Sachs International Equity Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  Long-term capital appreciation

  Benchmark:  FT/S&P Actuaries Europe & Pacific Index (unhedged)

  Investment  Equity securities of companies organized outside the United
      Focus: States or whose securities are principally traded outside the United States

  Investment  Actively Managed
      Style:


 INVESTMENT OBJECTIVE

 The Fund seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 Equity Securities. The Fund invests, under normal circumstances, substan-tially all, and at least 65% of its total assets in equity securities of com-panies that are organized outside the United States or whose securities are principally traded outside the United States.

 The Fund may allocate its assets among countries as determined by the Invest-ment Adviser from time to time, provided the Fund's assets are invested in at least three foreign countries.

 The Fund expects to invest a substantial portion of its assets in the securi-ties of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and in emerging countries. Many of the emerging countries in which the Fund may invest involve risks that are not present in investments in more developed countries.

 Other. The Fund may also invest up to 35% of its total assets in fixed-income securities.

 Goldman Sachs Short Duration Government Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  High level of current income and, secondarily, may consider potential for capital appreciation

  Benchmark:  Two-Year U.S. Treasury Security

  Investment  U.S. government securities
      Focus:


 INVESTMENT OBJECTIVE

 The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal market conditions, at least 65% of its total assets in securities issued or guaranteed by the U.S. government, its agen-cies, instrumentalities or sponsored enterprises ("U.S. Government Securi-ties") and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

 Duration (under normal interest rate conditions):
 Target = Two-Year U.S. Treasury security plus or minus 0.5 years
 Maximum = 3 years

 Expected Approximate Interest Rate Sensitivity: 2-year U.S. Treasury note

 Credit Quality: U.S. Government Securities and repurchase agreements collat-eralized by such securities

 Goldman Sachs Global Income Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  High total return emphasizing current income

  Benchmark:  J.P. Morgan Global Government Bond Index (hedged)

  Investment  Fixed-income securities of U.S. and foreign issuers
      Focus:


 INVESTMENT OBJECTIVE

 The Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests primarily in a portfolio of high quality fixed-income secu-rities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will:
 .Have at least 30% of its total assets, after considering the effect of cur-
  rency positions, denominated in U.S. dollars
 .Invest in securities of issuers in at least three countries
 .Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations

 The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

 The fixed-income securities in which the Fund may invest include:
 .U.S. Government Securities and custodial receipts therefor
 .Securities issued or guaranteed by a foreign government or any of its polit-ical subdivisions, authorities, agencies, instrumentalities or by suprana-tional entities
 .Corporate debt securities
 .Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wher-ever located) having total assets of more than $1 billion
 .Commercial paper
 .Mortgage-backed and asset-backed securities

 The Global Income Fund is "non-diversified" under the Investment Company Act of 1940 (the "Act"), and may invest more of its assets in fewer issuers than "diversified" mutual funds. Therefore, the Global Income Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

 Duration (under normal interest rate conditions):
 Target = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years
 Maximum = 7.5 years

 Expected Approximate Interest Rate Sensitivity: 6-year government bond

 Credit Quality:
 Minimum = BBB or Baa at time of purchase
 At least 50% of total assets = AAA or Aaa
 Securities will either be rated by a NRSRO or if unrated, determined by the Investment Adviser to be of comparable quality

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Goldman Sachs High Yield Fund

  FUND FACTS
--------------------------------------------------------------------------------

  Objective:  High level of current income and may also consider capital appreciation potential

  Benchmark:  Lehman Brothers High Yield Bond Index

  Investment  High yield, fixed-income securities rated below investment grade
      Focus:


 INVESTMENT OBJECTIVE

 The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGIES

 The Fund invests, under normal circumstances, at least 65% of its total assets in high yield, fixed-income securities rated, at the time of invest-ment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by a NRSRO, or, if unrated, determined by the Invest-ment Adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including:
 .Senior and subordinated corporate debt obligations (such as bonds, deben-
  tures, notes and commercial paper)
 .Convertible and non-convertible corporate debt obligations
 .Loan participations
 .Custodial receipts
 .Municipal securities
 .Preferred stock

 The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in emerging countries) which are denominated in currencies other than the U.S. dollar.

 Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund.
 Duration (under normal interest rate conditions):
 Target = Lehman Brothers High Yield Bond Index plus or minus 2.5 years Maximum = 7.5 years

 Expected Approximate Interest Rate Sensitivity: 6-year U.S. Treasury note

 Credit Quality: At least 65% of total assets = BB or Ba or lower at the time of investment or, if unrated, determined by the Investment Adviser to be of comparable quality

 Non-investment grade fixed-income securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturi-ties. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. The Fund may purchase the securities of issuers that are in default.

 For your information, set forth below is the average distribution of ratings for the portfolio securities (including commercial paper and non-convertible bonds) held by the Fund during the fiscal year ended December 31, 1998:

                                 Credit Quality

                                 Percentage of
                                 Fund's assets
----------------------------------------------
  AAA/Aaa                              4.7%
  AA/Aa                                  0%
  A                                      0%
  BBB/Baa                              0.5%
  BB/Ba                                7.2%
  B                                   82.4%
  CCC/Caa                              1.1%
  Not rated
   Comparable to A                       0%
   Comparable to BBB/Baa                 0%
   Comparable to BB/Ba or lower        0.9%
   Comparable to CCC                   3.2%
                                     -----
                                     100.0%
                                     =====

Other Investment Practices and Securities (Equity Funds)

The table below identifies some of the investment practices and securities that may (but are not required to) be used by the Equity Funds. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)


  . No asset limitation on usage; limited only by the objectives and strategies of the Fund
-   Not permitted

                  Growth and   CORE U.S.   CORE Large  CORE Large  CORE Small                                 CORE     International
                    Income      Equity     Cap Value   Cap Growth  Cap Equity    Capital      Mid Cap     International   Equity
                     Fund        Fund         Fund        Fund        Fund     Growth Fund   Value Fund    Equity Fund     Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment
 Practices
Borrowings          33 1/3      33 1/3       33 1/3      33 1/3      33 1/3      33 1/3        33 1/3        33 1/3       33 1/3
Cross Hedging of
 Currencies              -           -            -           -           -           -             -             .            .
Currency Swaps           -           -            -           -           -           -             -             .            .
Custodial
 receipts                .           .            .           .           .           .             .             .            .
Equity Swaps            10          10           10          10          10          10            10            10           10
Foreign Currency
 Transactions            .           .            .           .           .           .             .             .            .
Futures
 Contracts and
 Options on
 Futures
 Contracts               .        ./1/            ./2/        ./2/        ./2/        .             .             .            .
Investment
 company
 securities
 (including
 World Equity
 Benchmark
 Shares and
 Standard &
 Poor's
 Depository
 Receipts)              10          10           10          10          10          10            10            10           10
Options on
 Foreign
 Currencies/3/           .           .            .           .           .           .             .             .            .
Options on
 Securities and
 Securities
 Indices/4/              .           -            -           -           .           .             .             .            .
Repurchase
 Agreements              .           .            .           .           .           .             .             .            .
Securities
 Lending               33 1/3      33 1/3       33 1/3      33 1/3      33 1/3      33 1/3        33 1/3        33 1/3       33 1/3
Short Sales
 Against the Box        25           -            -           -           -          25            25             -           25
Unseasoned
 Companies               .           .            .           .           .           .             .             .            .
-----------------------------------------------------------------------------------------------------------------------------------
Investment
 Securities
American,
 European and
 Global
 Depository
 Receipts                .           ./5/         ./5/        ./5/        ./5/        .             .             .            .
Asset-Backed and
 Mortgage-Backed
 Securities              .           -            -           -           -           .             .             -            .
Bank Obligations         .           .            .           .           .           .             .             .            .
Convertible
 Securities/6/           .           .            .           .           .           .             .             .            .
Corporate Debt
 Obligations             .           ./7/         ./7/        ./7/        ./7/        .             .             .            .
Equity
 Securities             65+         90+          90+         90+         90+         90+           65+           90+          65+
Emerging Market
 Securities             25           -            -           -           -          10            25            25            .
Fixed Income
 Securities/8/          35           ./7/         ./7/        ./7/        ./7/        .            35             ./7/        35
Foreign
 Securities             25/7/        ./9/         ./9/        ./9/        ./9/       10/7/         25             .            .
Foreign
 Government
 Securities              -           -            -           -           -           -             -             .            .
Non-Investment
 Grade Fixed
 Income
 Securities             10/10/       -            -           -           -          10/10/        10/11/         -           35/10
Real Estate
 Investment
 Trusts                  .           .            .           .           .           .             .             .            .
Structured
 Securities              .           .            .           .           .           .             .             .            .
Temporary
 Defensive
 Investments         100            35           35          35          35        100          100              35          100
U.S. Government
 Securities              .           .            .           .           .           .             .             .            .
------------------------------------------------------------------------------------------------------------------------------------

 /1/The.CORE U.S. Equity Fund may enter into futures transactions only with respect to the S&P 500 Index.
 /2/The.CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity
    Funds may enter into futures transactions only with respect to a represen-tative index.
 /3/May.purchase and sell call and put options.
 /4/May.sell covered call and put options and purchase call and put options. /5/The.CORE Funds other than the CORE International Equity Fund may not invest in European Depository Receipts.
 /6/The.CORE Funds have no minimum rating criteria and all other Funds use the same rating criteria for convertible and non-convertible debt securities. /7/Cash.equivalents only.
 /8/Except.as noted under "Non-Investment Grade Fixed Income Securities," fixed-income securities are rated at least investment grade (i.e., BBB or higher by Standard & Poor's Rating Group ("Standard & Poor's") or Baa or higher by Moody's Investor's Service, Inc. ("Moody's").
 /9/Equity.securities of foreign issuers must be traded in the United States. /10/May.be rated BB or lower by Standard & Poor's or Ba or lower by Moody's. /11/Must.be rated at least B or higher by Standard and Poor's or Moody's.

Other Investment Practices and Securities
(Fixed Income Funds)

 Each of the Fixed Income Funds may use active management techniques to manage its duration and term structure, to manage its exposure (if any) to foreign currencies and to seek enhanced returns. The table below identifies some of these techniques that may (but are not required to) be used by the Fixed Income Funds. This table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Fund's annual/semiannual reports. For more information see Appendix A.

 10  Percent of total assets (italic type)
 10  Percent of net assets (roman type)
   . No asset limitation on usage; limited only by the objectives and strategies of the Fund
 --Not permitted


                                                Short Duration Global  High
                                                  Government   Income Yield
                                                     Fund       Fund   Fund
 -----------------------------------------------------------------------------

  Investment Practices
  Borrowings                                        33 1/3     33 1/3 33 1/3
  Credit and Interest Rate Swaps                      .          .      .
  Currency Options and Futures                        --         .      .
  Cross Hedging of Currencies                         --         .      .
  Currency Swaps                                      --         .      .
  Financial Futures Contracts                         .          .      .
  Forward Foreign Currency Exchange Contracts         --         .      .
  Interest Rate Floors, Caps and Collars              .          .      .
  Mortgage Dollar Rolls                               .          .      --
  Mortgage Swaps                                      .          .      .
  Options (including Options on Futures)              .          .      .
  Options on Foreign Currencies                       --         .      .
  Repurchase Agreements                               .          .      .
  Securities Lending                                33 1/3     33 1/3 33 1/3
  Standby Commitments and Tender Option Bonds         --         --     --
 -----------------------------------------------------------------------------
  Investment Securities
  Asset-Backed Securities                            ./1/        .      .
  Bank Obligations                                    --         .      .
  Convertible Securities                              --         --     .
  Corporate Debt Obligations and Trust
   Preferred Securities                               --         .      .
  Emerging Market Securities                          --         10     25
  Foreign Securities/2/                               --         .      ./3/
  Foreign Government Securities                       --         .      .
  Loan Participations                                 --         --     .
  Mortgage-Backed Securities
   Adjustable Rate Mortgage Loans                     .          .      .
   Collateralized Mortgage Obligations                .          .      .
   Multiple Class Mortgage-Backed Securities          .          .      .
   Privately Issued Mortgage-Backed Securities        --         .      .
   Stripped Mortgage-Backed Securities                .          .      .
  Non-Investment Grade Fixed Income Securities        --         --     65+/4/
  Preferred Stock, Warrants and Rights                --         --     .
  Structured Securities                               --         .      .
  Taxable Municipal Securities                        --         --     .
  Tax-Free Municipal Securities                       --         --     .
  Temporary Defensive Investments                     .          .      ./5/
 -----------------------------------------------------------------------------

 /1/Short.Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentali-ties or sponsored enterprises.
 /2/Includes.issuers domiciled in one country issuing securities denominated in the currency of another.
 /3/High.Yield Fund investments in non-U.S. dollar-denominated fixed-income securities is limited to 25% of total assets.
 /4/High.Yield Fund may invest up to 35% of its total assets in investment grade securities under normal conditions.
 /5/High.Yield Fund may for this purpose invest in investment grade securities without limit.

Principal Risks of the Funds


 Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

  . Applicable
 --Not Applicable
                      Principal Investment Risks



                                   Call,
                                 Extension                        Non-
                                  and U.S.                   Diversification Small
                Interest Credit/ Government         Emerging and Geographic  Cap/                         Liquidity
     Fund         Rate   Default Securities Foreign Markets       Risks      REIT  Derivatives Management   Risk    Stock Market
--------------------------------------------------------------------------------------------------------------------------------
Growth and
 Income            .        .        --        .       .           --          .        .          .          .       .     .
CORE U.S.
 Equity            --      --        --       --       --          --          .        .          .          .       .     .
CORE Large Cap
 Growth            --      --        --       --       --          --          .        .          .          .       .     .
CORE Large Cap
 Value             --      --        --       --       --          --          .        .          .          .       .     .
CORE Small Cap
 Equity            --      --        --       --       --          --          .        .          .          .       .     .
Capital Growth     --      --        --        .       .           --          .        .          .          .       .     .
Mid Cap Value      .        .        --        .       .           --          .        .          .          .       .     .
CORE
 International
 Equity            .       --        --        .       .           --          .        .          .          .       .     .
International
 Equity            .        .        --        .       .           --          .        .          .          .       .     .
Short Duration
 Government        .        .        .        --       --          --         --        .          .          .      --     .
Global Income      .        .        .         .       .            .         --        .          .          .      --     .
High Yield         .        .        .         .       .           --         --        .          .          .      --     .
--------------------------------------------------------------------------------------------------------------------------------
                Junk
     Fund       Bond Other
--------------------------------------------------------------------------------------------------------------------------------
Growth and
 Income          .     .
CORE U.S.
 Equity          --    .
CORE Large Cap
 Growth          --    .
CORE Large Cap
 Value           --    .
CORE Small Cap
 Equity          --    .
Capital Growth   .     .
Mid Cap Value    .     .
CORE
 International
 Equity          --    .
International
 Equity          .     .
Short Duration
 Government      --    .
Global Income    --    .
High Yield       .     .
--------------------------------------------------------------------------------------------------------------------------------

 RISKS THAT APPLY TO ALL FUNDS:

 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to special risks of loss not typically associated with domestic issuers. Loss may result because of less foreign government regula-tion, less public information and less economic, political and social sta-bility. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerg-ing country issuers will be especially subject to the risk that during cer-tain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear sud-denly and without warning as a result of adverse economic market or politi-cal events, or adverse investor perceptions, whether or not accurate.
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

                                                    PRINCIPAL RISKS OF THE FUNDS


 RISKS THAT APPLY PRIMARILY TO THE EQUITY FUNDS:

 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high lev-els. There is no guarantee that such levels will continue.


 RISKS THAT APPLY PRIMARILY TO THE FIXED INCOME FUNDS:

 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates. Under such circumstances, a Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
 .Extension Risk--The risk that an issuer will exercise its right to pay prin-cipal on an obligation held by a Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to invest in higher yielding secu-rities.
 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

 RISKS THAT ARE PARTICULARLY IMPORTANT FOR SPECIFIC FUNDS:

 .Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as exten-sive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registra-tion and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed coun-tries.
 .Non-Diversification and Geographic Risks--The Global Income Fund is non-diversified. It also may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Fund's investments in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events in that country or region.
 ."Junk Bond" Risk--Each Fund except the CORE Funds may invest in non-invest-ment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of com-parable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities may be subject to greater price volatility due to such factors as specific cor-porate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
 .Small Cap Stock and REIT Risk--The securities of small capitalization stocks and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a sub-stantial drop in price.

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance                 Service Providers


 The Funds do not have long-term performance records because they have been in operation for less than one calendar year. The Growth and Income, Interna-tional Equity and Global Income Funds commenced operations on January 12, 1998. The CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998. The Capital Growth Fund com-menced operations on April 30, 1998. The Mid Cap Value Fund commenced opera-tions on May 1, 1998. The CORE Large Cap Value, CORE International Equity and Short Duration Government and High Yield Funds had not commenced operations as of the date of this Prospectus. Since these Funds have less than one cal-endar year's performance, no performance information is provided in this sec-tion. See Appendix B for the Funds' financial highlights.


 INVESTMENT ADVISERS

  Investment Adviser                                      Fund
-------------------------------------------------------------------------
  Goldman Sachs Asset Management ("GSAM")       Growth and Income
  One New York Plaza                            CORE U.S. Equity
  New York, New York 10004                      CORE Large Cap Growth
                                                CORE Large Cap Value
                                                CORE Small Cap Equity
                                                Capital Growth
                                                Mid Cap Value
                                                CORE International Equity
                                                Short Duration Government
                                                High Yield
-------------------------------------------------------------------------
  Goldman Sachs Asset Management International  International Equity
  ("GSAMI")                                     Global Income
  133 Peterborough Court
  London EC4A 2BB
  England
-------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio trans-actions in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and may apply quantitative and qualitative analy-sis in determining the appropriate allocations among the categories of issuers and types of securities.

                                                               SERVICE PROVIDERS

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cleri-
  cal services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and Statements of Additional Information ("Additional Statement") and other reports filed with the Securities and Exchange Commis-sion (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES

 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and pay-able monthly, at the annual rates listed below:

                                               Other Expenses
                                              (after applicable
  GSAM:                      Contractual Rate   limitation)*
---------------------------------------------------------------
  Growth and Income                0.75%            0.15%
  CORE U.S. Equity                 0.70%            0.10%
  CORE Large Cap Growth            0.70%            0.10%
  CORE Large Cap Value             0.70%            0.10%
  CORE Small Cap Equity            0.75%            0.15%
  Capital Growth                   0.75%            0.15%
  Mid Cap Value                    0.80%            0.15%
  CORE International Equity        0.85%            0.25%
  Short Duration Government        0.55%            0.15%
  High Yield                       0.70%            0.15%
---------------------------------------------------------------
  GSAMI:
---------------------------------------------------------------
  International Equity             1.00%            0.25%
  Global Income                    0.90%            0.15%
---------------------------------------------------------------

 * The Investment Adviser has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the table above (as calcu-lated per annum) of each Fund's respective average daily net assets. Such reductions or limits, if any, are calculated monthly on a cumulative basis. The Investment Adviser may discontinue or modify any limitations in the future at its discretion.

 VALUE TEAM

 M. Roch Hillenbrand, a Managing Director of Goldman, Sachs & Co., is the Head of Global Equities for Goldman Sachs Asset Management, overseeing U.S., Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Roch is also President of Commodities Corporation LLC, of which Goldman, Sachs & Co. is the parent company. Over the course of his 18-year career at Commodities Corporation, Roch has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 All of the Value Style Funds, which include the Growth and Income Fund and Mid Cap Value Fund, are managed on a team basis with certain members of the team taking primary responsibility for particular Funds. Each member of the team generally participates in the active discussion of the composition, structure and strategy of each Fund. The members of the Value Team are Eileen Aptman, Paul D. Farrell, Matthew B. McLennan and Karma Wilson.

 .Thirteen portfolio managers/analysts compose the Investment Adviser's value investment team
 .Multi-sector focus provides a balanced perspective
 .Across all value products, the Investment Adviser leverages the industry research expertise of its small-, mid- and large cap investment teams.

 Value Team

                                                     Years
                                                   Primarily
  Name and Title          Fund Responsibility     Responsible           Five Year Employment History
-------------------------------------------------------------------------------------------------------------
  Eileen A. Aptman     Portfolio Manager--           Since    Ms. Aptman joined the Investment Adviser in
   Vice President      Mid Cap Value                 1998     1993.
-------------------------------------------------------------------------------------------------------------
  Paul D. Farrell      Senior Portfolio Manager--    Since    Mr. Farrell joined the Investment Adviser in
   Managing Director   Mid Cap Value                 1998     1991. In 1998, he became responsible for
                       Growth and Income             1999     managing the Investment Adviser's Value team.
-------------------------------------------------------------------------------------------------------------
  Matthew B. McLennan  Portfolio Manager--           Since    Mr. McLennan joined the Investment Adviser in
   Vice President      Mid Cap Value                 1998     1995. From 1994 to 1995, he worked in the
                                                              Investment Banking Division of Goldman Sachs in
                                                              Australia. From 1991 to 1994, Mr. McLennan
                                                              worked at Queensland Investment Corporation in
                                                              Australia.
-------------------------------------------------------------------------------------------------------------
  Karma Wilson         Portfolio Manager--           Since    Ms. Wilson joined the Investment Adviser in
   Vice President      Growth and Income             1998     1994. Prior to 1994, she was an investment
                       Mid Cap Value                 1998     analyst with Bankers Trust Australia Ltd.
-------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 QUANTITATIVE EQUITY TEAM

 .A stable and growing team supported by an extensive internal staff .Access to the research ideas of Goldman Sachs' renowned Global Investment
  Research Department.
 .More than $19 billion in equities currently under management.

 Quantitative Equity Team

                                                      Years
                                                    Primarily
  Name and Title           Fund Responsibility     Responsible           Five Year Employment History
----------------------------------------------------------------------------------------------------------------
  Melissa Brown         Portfolio Manager--           Since    Ms. Brown joined the Investment Adviser in 1998.
   Vice President       CORE U.S. Equity              1998     From 1984 to 1998, she was the director of
                        CORE Large Cap Growth         1998     Quantitative Equity Research and served on the
                        CORE Large Cap Value          1999     Investment Policy Committee at Prudential
                        CORE Small Cap Equity         1998     Securities.
                        CORE International Equity     1999
----------------------------------------------------------------------------------------------------------------
  Mark M. Carhart       Senior Portfolio Manager--    Since    Mr. Carhart joined the Investment Adviser as a
   Vice President       CORE International Equity     1999     member of the Quantitative Research and Risk
                                                               Management team in 1997. From August 1995 to
                                                               September 1997, he was Assistant Professor of
                                                               Finance at the Marshall School of Business at USC
                                                               and a Senior Fellow of the Wharton Financial
                                                               Institutions Center. From 1993 to 1995, he was a
                                                               lecturer and graduate student at the University
                                                               of Chicago Graduate School of Business. Prior to
                                                               1995, he attended the University of Chicago where
                                                               he earned a PhD in finance.
----------------------------------------------------------------------------------------------------------------
  Kent A. Clark         Senior Portfolio Manager--    Since    Mr. Clark joined the Investment Adviser in 1992.
   Managing Director    CORE U.S. Equity              1998
                        CORE Large Cap Growth         1998
                        CORE Large Cap Value          1999
                        CORE Small Cap Equity         1998
                        CORE International Equity     1999
----------------------------------------------------------------------------------------------------------------
  Raymond J. Iwanowski  Portfolio Manager--           Since    Mr. Iwanowski jointed the Investment Adviser as
   Vice President       CORE International Equity     1999     an associate and portfolio manager in 1997. From
                                                               1993 to 1997, he was a Vice President and head of
                                                               the Fixed Derivatives Client Research Group at
                                                               Salomon Brothers.
----------------------------------------------------------------------------------------------------------------
  Robert C. Jones       Senior Portfolio Manager--    Since    Mr. Jones joined the Investment Adviser in 1989.
   Managing Director    CORE U.S. Equity              1998
                        CORE Large Cap Growth         1998
                        CORE Large Cap Value          1999
                        CORE Small Cap Equity         1998
                        CORE International Equity     1999
----------------------------------------------------------------------------------------------------------------
  Victor H. Pinter      Senior Portfolio Manager--    Since    Mr. Pinter joined the Investment Adviser in 1990.
   Vice President       CORE U.S. Equity              1998
                        CORE Large Cap Growth         1998
                        CORE Large Cap Value          1999
                        CORE Small Cap Equity         1998
                        CORE International Equity     1999
----------------------------------------------------------------------------------------------------------------

 GROWTH EQUITY TEAM

 . 17 year consistent investment style applied through diverse and complete market cycles
 . More than $8 billion in equities currently under management
 . More than 150 client account relationships
 . A portfolio management and analytical team with more than 130 years combined investment experience

 Growth Investment Team

                                                        Years
                                                      Primarily
  Name and Title             Fund Responsibility     Responsible           Five Year Employment History
------------------------------------------------------------------------------------------------------------------
  George D. Adler         Portfolio Manager--           Since    Mr. Adler joined the Investment Adviser in 1997.
   Vice President         Capital Growth                1998     From 1990 to 1997, he was a portfolio manager at
                                                                 Liberty Investment Management, Inc. ("Liberty").
------------------------------------------------------------------------------------------------------------------
  Robert G. Collins       Senior Portfolio Manager--    Since    Mr. Collins joined the Investment Adviser in
   Vice President         Capital Growth                1998     1997. From 1991 to 1997, he was a portfolio
                                                                 manager at Liberty.
------------------------------------------------------------------------------------------------------------------
  Herbert E. Ehlers       Senior Portfolio Manager--    Since    Mr. Ehlers joined the Investment Adviser in 1997.
   Managing Director      Capital Growth                1998     From 1994 to 1997, he was the Chief Investment
                                                                 Officer and Chairman of Liberty. He was a
                                                                 portfolio manager and President at Liberty's
                                                                 predecessor Firm, Eagle Asset Management
                                                                 ("Eagle"), from 1984 to 1994.
------------------------------------------------------------------------------------------------------------------
  Gregory H. Ekizian      Senior Portfolio Manager--    Since    Mr. Ekizian joined the Investment Adviser in
   Vice President         Capital Growth                1998     1997. From 1990 to 1997, he was a portfolio
                                                                 manager at Liberty and its predecessor firm,
                                                                 Eagle.
------------------------------------------------------------------------------------------------------------------
  David G. Shell          Portfolio Manager--           Since    Mr. Shell joined the Investment Adviser in 1997.
   Vice President         Capital Growth                1998     From 1987 to 1997, he was a portfolio manager at
                                                                 Liberty and its predecessor firm, Eagle.
------------------------------------------------------------------------------------------------------------------
  Ernest C. Segundo, Jr.  Portfolio Manager--           Since    Mr. Segundo joined the Investment Adviser in
   Vice President         Capital Growth                1998     1997. From 1992 to 1997, he was a portfolio
                                                                 manager at Liberty.
------------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 INTERNATIONAL EQUITY MANAGEMENT TEAM

 .Global portfolio teams based in London, Singapore, Tokyo and New York. Local presence is a key to the Investment Adviser's fundamental research capabili-ties
 .Teams manage over $27 billion in international equities for retail, institu-
  tional and high net worth clients
 .Focus on bottom-up stock selection as main driver of returns, though the teams leverage the asset allocation, currency and risk management capabili-ties of the Investment Adviser

 London-Based Management Team

                                                        Years
                                                      Primarily
  Name and Title             Fund Responsibility     Responsible        Five Year Employment History
-----------------------------------------------------------------------------------------------------------
  Ivor H. Farman          Portfolio Manager--           Since    Mr. Farman joined the Investment Adviser
   Executive Director     International Equity Fund     1998     as a senior portfolio manager in 1996.
                                                                 From 1995 to 1996, he was responsible for
                                                                 originating and marketing French equity
                                                                 ideas at Exane in Paris. Prior to 1995, he
                                                                 spent five years engaged in French equity
                                                                 research and marketing at Banque Nationale
                                                                 de Paris and Schroders in London.
-----------------------------------------------------------------------------------------------------------
  Paul Greener            Portfolio Manager--           Since    Mr. Greener joined the Investment Adviser
   Associate              International Equity          1999     as a member of the Pan-European Equity
                                                                 Team responsible for European general
                                                                 retailers, business services and
                                                                 technology sectors in 1996. From 1994 to
                                                                 1996, he was an equity analyst at CIN
                                                                 Management.
-----------------------------------------------------------------------------------------------------------
  Susan Noble             Senior Portfolio Manager--    Since    Ms. Noble joined the Investment Adviser as
   Executive Director     International Equity Fund     1998     a senior portfolio manager and head of the
                                                                 European Equity team in October 1997. From
                                                                 1986 to 1997, she worked at Fleming
                                                                 Investment Management in London, where she
                                                                 most recently was Portfolio Management
                                                                 Director for the European equity
                                                                 investment strategy and process.
-----------------------------------------------------------------------------------------------------------

 Singapore-Based Management Team

                                                        Years
                                                      Primarily
  Name and Title             Fund Responsibility     Responsible        Five Year Employment History
-----------------------------------------------------------------------------------------------------------
  Warwick M. Negus        Portfolio Manager--           Since    Mr. Negus joined the Investment Adviser as
   Managing Director and  International Equity Fund     1998     a portfolio manager in 1994. From 1987 to
   Co-Head Emerging                                              1994, he was a Vice President of Bankers
   Market Equities                                               Trust Australia Ltd where he was the Chief
                                                                 Investment Officer of their Southeast
                                                                 Asian investment team. He is also a member
                                                                 of the Investment Adviser's global asset
                                                                 allocation committee.
-----------------------------------------------------------------------------------------------------------

 Tokyo-Based Management Team

                                                        Years
                                                      Primarily
  Name and Title             Fund Responsibility     Responsible        Five Year Employment History
-----------------------------------------------------------------------------------------------------------
  Guy P. de C. Bennett    Portfolio Manager--           Since    Mr. Bennett joined the Investment Adviser
   Vice President         International Equity Fund     1998     as a portfolio manager in 1996 and is also
                                                                 co-head of GSAM's Japanese Equity Group in
                                                                 Tokyo. From 1984 to 1996, he was a
                                                                 portfolio manager and an Executive
                                                                 Director at CIN Management.
-----------------------------------------------------------------------------------------------------------
  Shogo Maeda             Portfolio Manager--           Since    Mr. Maeda joined the Investment Adviser as
   Managing Director      International Equity Fund     1998     a portfolio manager in 1994. From 1987 to
                                                                 1994, he worked at Nomura Investment
                                                                 Management Incorporated as a Senior
                                                                 Portfolio Manager.
-----------------------------------------------------------------------------------------------------------

 FIXED INCOME INVESTMENT TEAM

 .The fixed-income portfolio management team is comprised of a deep team of sector specialists
 .The team strives to maximize risk-adjusted returns by de-emphasizing inter-est rate anticipation and focusing on security selection and sector alloca-tion
 .Manages approximately $40 billion in fixed income assets for retail, insti-tutional and high net worth clients

 Short Duration Government Investment Team

                                                            Years
                                                          Primarily
  Name and Title               Fund Responsibility       Responsible         Five Year Employment History
-----------------------------------------------------------------------------------------------------------------
  Jonathan A. Beinner     Senior Portfolio Manager--        Since    Mr. Beinner joined the Investment Adviser in
   Managing Director and  Short Duration Government         1999     1990.
   Co-Head U.S. Fixed
   Income
-----------------------------------------------------------------------------------------------------------------
  James B. Clark          Portfolio Manager--               Since    Mr. Clark joined the Investment Adviser in
   Vice President         Short Duration Government         1999     1994 after working as an investment manager
                                                                     in the mortgage backed securities group at
                                                                     Travelers Insurance Company.
-----------------------------------------------------------------------------------------------------------------
  Peter A. Dion           Portfolio Manager--               Since    Mr. Dion joined the Investment Adviser in
   Vice President         Short Duration Government         1999     1992.
-----------------------------------------------------------------------------------------------------------------
  C. Richard Lucy         Portfolio Manager--               Since    Mr. Lucy joined the Investment Adviser in
   Managing Director and  Short Duration Government Fund    1999     1992.
   Co-Head U.S. Fixed
   Income
-----------------------------------------------------------------------------------------------------------------
  James P. McCarthy       Portfolio Manager--               Since    Mr. McCarthy joined the Investment Adviser
   Vice President         Short Duration Government Fund    1999     in 1993 after working four years at Nomura
                                                                     Securities, where he was an assistant vice
                                                                     president and an adjustable rate mortgage
                                                                     trader.
-----------------------------------------------------------------------------------------------------------------
 High Yield Investment Team

                                                            Years
                                                          Primarily
  Name and Title               Fund Responsibility       Responsible         Five Year Employment History
-----------------------------------------------------------------------------------------------------------------
  Rachel Golder           Portfolio Manager--               Since    Ms. Golder joined the Investment Adviser in
   Vice President         High Yield Fund                   1999     1997. She is responsible for managing high
                                                                     yield assets. Prior to joining the
                                                                     Investment Adviser, she spent six years at
                                                                     Saudi International Bank as a high yield
                                                                     credit analyst and portfolio manager.
-----------------------------------------------------------------------------------------------------------------
  Andrew Jessop           Portfolio Manager--               Since    Mr. Jessop joined the Investment Adviser in
   Vice President         High Yield Fund                   1999     1997. He is responsible for managing high
                                                                     yield assets. Previously, he worked six
                                                                     years managing high yield portfolios at
                                                                     Saudi International Bank in London.
-----------------------------------------------------------------------------------------------------------------
  Michael L. Pasternak    Portfolio Manager--               Since    Mr. Pasternak is a product manager for high
   Vice President         High Yield Fund                   1999     yield assets and contributes to the
                                                                     management of high yield assets. He joined
                                                                     the Investment Adviser in 1997. Prior to
                                                                     that, he spent eight years managing high
                                                                     yield corporate bond and loan portfolios at
                                                                     Saudi International Bank in London.
-----------------------------------------------------------------------------------------------------------------
  Christopher Testa       Portfolio Manager--               Since    Mr. Testa joined the Investment Adviser in
   Vice President and     High Yield Fund                   1999     1994. He is responsible for managing high
   Director of Credit                                                yield assets.
   Research
-----------------------------------------------------------------------------------------------------------------
 Global Fixed Income Investment Team

                                                            Years
                                                          Primarily
  Name and Title               Fund Responsibility       Responsible         Five Year Employment History
-----------------------------------------------------------------------------------------------------------------
  Stephen Fitzgerald      Portfolio Manager--               Since    Mr. Fitzgerald joined the Investment Adviser
   Executive Director,    Global Income Fund                1998     in 1992.
   Managing
   Director and Chief
   Investment
   Officer for
   International Income
-----------------------------------------------------------------------------------------------------------------
  Andrew Wilson           Portfolio Manager--               Since    Mr. Wilson joined the Investment Adviser in
   Executive Director     Global Income Fund                1998     1995. Prior to his current position, he
                                                                     spent three years as an Assistant Director
                                                                     at Rothschild Asset Management, where he was
                                                                     responsible for managing global and
                                                                     international bond portfolios with specific
                                                                     focus on the U.S., Canadian, Australian and
                                                                     Japanese economies.
-----------------------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS
 DISTRIBUTOR AND TRANSFER AGENT

 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as the Funds' transfer agent (the "Transfer Agent") and as such performs various share-holder servicing functions.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activi-ties of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affili-ates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same type of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse inter-est. A Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal poli-cies designed to comply with such restrictions.

 YEAR 2000

 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," which may lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems con-duct forward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by the Investment Adviser or the Funds' other service providers do not adequately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not expe-rience Year 2000 Problems, and the Investment Adviser will continue to moni-tor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 .In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

 Dividends from net investment income are declared and paid by each Fund at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Fund's net investment income. Each Fund will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date, unless an insur-ance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Fund's dividends may constitute a return of capital.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 How Can I Purchase or Sell Shares of The Funds?
 Shares of the Funds are not sold directly to the public. Instead, Fund shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insurance compa-nies. You may purchase or sell (redeem) shares of the Funds through variable annuity contracts and variable life insurance policies offered through these separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participat-ing insurance companies. You should refer to those prospectuses for informa-tion on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Funds.

 The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annu-ity contracts and variable life insurance policies issued by the participat-ing insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

 The sale of Fund shares to unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of inter-est. The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treat-ment or other considerations or due to conflicts among the unaffiliated par-ticipating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and vari-able life insurance policies of unaffiliated participating insurance compa-nies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Funds. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such holders.

                                                               SHAREHOLDER GUIDE


 Shares of the Funds (including new Funds that might be added to the Trust) may be offered to:
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are sold in non-public offerings.
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
 .Qualified pension and profit-sharing plans.

 How Are Shares Priced?
 Shares of a Fund are purchased and sold at the Fund's net asset value per share ("NAV"). The Funds calculate NAV as follows:

 NAV = (Value of Assets of the Fund)--(Liabilities of the Fund)
         Number of the Fund's Outstanding Shares

 The Funds' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accurate quotations are not readily available, the fair value of the Funds' invest-ments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obliga-tions with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per share of each Fund is calculated by the Fund's custodian each busi-ness day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when its shares may not be purchased or redeemed.


 Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The Funds?
 The Funds themselves do not charge any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the variable annu-ity contracts or variable life insurance policies. These fees should be described in the participating insurance companies' prospectuses.

 What Else Should I Know About Share Purchases And Redemptions?
 The Trust reserves the right to:
 .Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
 .Suspend the offering of shares for a period of time.
 .Reject any purchase order.

 Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

 What Types Of Reports Will I Be Sent Regarding Investments In The Funds?
 As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semiannual reports from your participating insurance company.

 What Are The Funds' Voting Procedures?
 Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Fund. To the extent required by law:
 .The participating insurance companies will vote Fund shares held in the sep-arate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies
 .The participating insurance companies will vote Fund shares held in the sep-arate accounts for which no timely instructions are received from the hold-ers of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

 Fund shares held by unregistered separate accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Fund shares are voted unless the unregistered separate account's participating insurance company or the plan makes other arrangements.

 Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Taxation

 Each Fund is treated as a separate corporate entity for federal tax purposes. Each Fund intends to elect to be treated as a regulated investment company and to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, each Fund intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Fund and a sepa-rate account investing in the Fund satisfy applicable tax requirements, the Fund will not be subject to federal tax and any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity con-tract or a variable life insurance contract.

 Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques


 A. GENERAL PORTFOLIO RISKS

 To the extent they invest in equity securities, the Funds will be subject to the risks associated with equity securities. "Equity securities" include com-mon stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and sim-ilar enterprises, warrants and stock purchase rights. In general, stock val-ues fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent they invest in fixed-income securities, the Funds will be sub-ject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations and a Fund will not recover its investment. Call risk and exten-sion risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeown-ers have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all policies not specifically designated as fundamental are non-funda-mental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 The Investment Adviser will not consider the portfolio turnover rate a limit-ing factor in making investment decisions for a Fund. A high rate of portfo-lio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. See "Financial Highlights" in Appendix B for a statement of the Funds' historical portfolio turnover rates.

 B. OTHER PORTFOLIO RISKS

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of average economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bank-ruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization com-panies and REITs may be more difficult to price precisely the other types of securities because of their characteristics and lower trading volumes.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and spon-sored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their investors' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations is determined by the investment Adviser to be of comparable credit quality.

 Certain Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominately speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rating organ-ization, the market price and liquidity of such security may be adversely affected.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques to seek to increase total return may be regarded as a speculative practice and involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctua-tions in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), inter-est-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, the currency in which a Fund receives divi-dends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro rela-tive to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of

         APPENDIX A -- ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
                                                                      TECHNIQUES


 European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to invest-ment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. secu-rities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibil-ity of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one of a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investment in sovereign debt obligations involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and in turn a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. Certain Funds that invest in securities of issuers in emerging countries will be subject to heightened risks. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South Amer- ica and Afri-ca. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limita-tions on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addi-tion, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restric-tions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of mil-itary coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social develop-ments may result in sudden and significant investment losses.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading part-ners, trade barriers, exchange controls, managed adjustments in relative cur-rency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditwor-thiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of particular investment, or investment generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a dis-advantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of their characteristics and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Investing in Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality
 (commonly known as "junk bonds") are considered predomi nantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield secu-rities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative percep-tions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less estab-lished companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions.

 The market value of non-investment grade fixed-income securities tends to reflect individual corporate developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund's ability to achieve its invest-ment objec-

   APPENDIX A -- ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
                                  TECHNIQUES


 tives may depend to a greater extent on the Investment Adviser's judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed-income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate developments or the issuer's inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor percep-tions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

 A holder's risk of loss from default is significantly greater for non-invest-ment grade fixed-income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.

 The secondary market for non-investment grade fixed-income securities is con-centrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed-income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securi-ties in its portfolio.

 Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a security rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser's credit analysis than would be the case with investments in investment-grade debt obligations.

 Risks of Illiquid Securities. The Funds may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfolio to the extent that qualified institutional buyers become for a time uninter-ested in purchasing these restricted securities. The purchase price and sub-sequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable secu-rities for which a liquid market exists.

 Risks of Non-Diversification and Concentration. The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Funds, may invest more than 25% of their total assets in the securities of corporate and governmen-tal issuers located in a particular foreign country or region. Concentration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securi-ties markets, exchange rates and social, political or economic events which may occur in that country or region.

 Temporary Investment Risks. Each Fund (other than the CORE Funds) may invest up to 100% of its total assets, and each CORE Fund may invest up to 35% of its total assets, in short-term debt securities. When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. PORTFOLIO SECURITIES AND TECHNIQUES

 U.S. Government Securities and Related Custodial Receipts. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guar-anteed by U.S. government agencies, instrumentalities or sponsored enter-prises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Associ-ation ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obli-gations of the issuer (such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Secu-rities, where the interest and principal components of stripped U.S. Govern-ment Securities are traded independently.

 Interests in U.S. Government Securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Mortgage-backed securities (Mortgage-Backed Secu-rities) represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-gov-ernmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Invest-ment Conduit ("REMIC") pass-through or participation certificates and stripped mortgage-backed securities ("SMBS"). CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treat-ment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-Backed Securities also include stripped Mortgage-Backed Securities ("SMBS"), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the princi-pal payments from a pool of mortgage loans. The market value of SMBS consist-ing entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Asset-backed securities are securities whose princi-pal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its abil-ity to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Funds may make limited investments in instru-ments issued by state and local governmental issuers. The securities may include private activity bonds, municipal leases, certificates of participa-tion and "auction rate" securities.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued

         APPENDIX A -- ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
                                                                      TECHNIQUES


 by banks and other financial institutions. A trust preferred or capital secu-rity is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are gen-erally senior in claim to standard preferred stock but junior to other bond-holders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quali-ty. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convert-ible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is suscepti-ble to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a con-vertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.


 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Zero coupon, deferred interest, pay-in-kind and capital appreciation bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The mar-ket prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for each of the Fixed-Income Funds are stated above. Except as noted below, the Equity Funds (other than the CORE Equity Funds, which only invest in debt instruments that are cash equiv-alents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth and International Equity Funds may invest up to 10%, 10% and 35%, respectively, of their total assets in debt securities which are rated in the lowest rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including secu-rities rated D by Moody's or Standard & Poor's. The Mid Cap Value Fund may invest up to 10% of its total assets in below investment grade debt securi-ties rated B or higher by Standard & Poor's or Moody's. Fixed-income securi-ties rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. Structured securities are securi-ties whose value is determined by reference to changes in the value of spe-cific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more Refer-ences. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the appli-cable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addi-tion, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

 Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Foreign Currency Transactions. The Funds may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged secu-rity is denominated or quoted if the

 Investment Adviser determines that there is a pattern of correlation between the two currencies. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Invest-ment Adviser, it would be beneficial to convert such currency into U.S. dol-lars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits or the bene-fits of a currency hedge, or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Certain Funds may write
 (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securities index comprised of securities in which it may invest. A Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on for-eign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is consid-ered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or curren-cy) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Yield Curve Options. Certain Funds may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of desig-nated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profit-able to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a speci-fied price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 The Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates or to the extent applicable, otherwise manage their term structures and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale trans-actions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if imme-

         APPENDIX A -- ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
                                  TECHNIQUES


 diately thereafter the sum of the amount of initial margin deposits and pre-miums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets. Futures contracts and related options present the following risks:

 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.

 .As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Loan Participations. Certain Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relation-ship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the Fund acts as co-lender in connection with a participa-tion interest or when it acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit reme-dies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the under-lying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent.

 Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including divi-dend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Standard & Poor's Depository Receipts. Certain Funds may, consistent with its investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accu mulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is spon-sored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event sub-stantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Other Investment Companies. The Funds may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a pro-hibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Equity Swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments.
 When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is con-sidered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold securities may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments before settlement whenever the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Certain Funds may also enter into repurchase agreements involving certain foreign government securi-ties.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer losses if a court determines that the Fund's interest in the collateral is unenforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to a Fund's shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash col-lateral may be invested in cash equivalents. If the Investment Adviser deter-mines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

         APPENDIX A -- ADDITIONAL INFORMATION ON PORTFOLIO RISKS, SECURITIES AND
                                                                      TECHNIQUES



 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Certain Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short posi-tion is open the Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any fur-ther consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. Certain Funds may enter into "mortgage dollar rolls". A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and matu-rity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any dif-ference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the inter-est earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securi-ties sold as part of the roll, the use of this technique will diminish a Fund's investment performance.

 Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. For financial reporting and tax purposes, the Funds treat mortgage dol-lar rolls as two separate transactions: one involving the purchase of a secu-rity and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing, and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements.
 The Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceed-ing one-third of its total assets. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund's agreement to repur-chase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund's out-standing shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agree-ments involve the risk that any interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the secu-rities, and that the securities may not be returned to the Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the pur-chaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 A Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and cur-rency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 REITs. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

                      [This page intentionally left blank]

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance since its commencement of operations. Certain informa-tion reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distribu-tions). This information has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request without charge).

                                            Income from
                                     investment operations(b)     Distributions to shareholders
                                  ------------------------------- ------------------------------
                                                 Net realized
                                                and unrealized
                                                gain (loss) on
                        Net asset                investments,                In excess
                         value,      Net         futures and       From net    of net   From net
                        beginning investment   foreign currency   investment investment realized
                        of period   income   related transactions   income     income     gain
 -----------------------------------------------------------------------------------------------
 For the Period Ended December 31, 1998(a)
 Growth and Income Fund  $10.00     $0.09           $ 0.45          $(0.09)    $   --    $   --
 -----------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund    10.00      0.05             1.42           (0.05)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Large Cap Growth
 Fund                     10.00      0.02             1.68           (0.02)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Small Cap Equity
 Fund                     10.00      0.02            (0.95)          (0.02)     (0.01)       --
 -----------------------------------------------------------------------------------------------
 Capital Growth Fund      10.00      0.03             1.31           (0.03)        --        --
 -----------------------------------------------------------------------------------------------
 Mid Cap Equity Fund      10.00      0.07            (1.43)          (0.07)        --        --
 -----------------------------------------------------------------------------------------------
 International Equity
 Fund                     10.00      0.02             1.98              --         --     (0.09)
 -----------------------------------------------------------------------------------------------
 Global Income Fund       10.00      0.45             0.38           (0.40)        --     (0.11)
 -----------------------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds com-menced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on Febru-ary 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced oper-ations on April 30, 1998 and May 1, 1998, respectively. Effective May 1, 1999 the Mid Cap Equity Fund's name was changed to Mid Cap Value Fund.
 (b) Includes the balancing effect of calculating per share amounts.
 (c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of period.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                                                   Ratios assuming
                                                                                     no expense
                                                                                   reimbursements
                                                                             ---------------------------
                                                                                             Ratio of
                                                                   Ratio                        net
                                         Net         Ratio        of net                    investment
  Net increase   Net asset            assets at     of net      investment     Ratio of       income
   (decrease)     value,                end of     expenses       income       expenses      (loss) to   Portfolio
     in net       end of     Total      period    to average    to average    to average      average    turnover
  asset value     period   return(c)  (in 000's) net assets(d) net assets(d) net assets(d) net assets(d)   rate
 -----------------------------------------------------------------------------------------------------------------
     $ 0.45       $10.45      5.47 %   $13,814       0.90%         1.85%         2.69%          0.06 %       88%
 -----------------------------------------------------------------------------------------------------------------
       1.42        11.42     14.73       9,809       0.80          0.70          2.83          (1.33)        75
 -----------------------------------------------------------------------------------------------------------------
       1.68        11.68     16.99       8,214       0.80          0.20          2.87          (1.87)        69
 -----------------------------------------------------------------------------------------------------------------
      (0.96)        9.04     (9.30)      4,841       0.90          0.30          3.92          (2.72)        74
 -----------------------------------------------------------------------------------------------------------------
       1.31        11.31     13.40       4,463       0.90          0.42          4.92          (3.60)        20
 -----------------------------------------------------------------------------------------------------------------
      (1.43)        8.57    (13.56)      5,604       0.95          1.74          4.79          (2.10)        38
 -----------------------------------------------------------------------------------------------------------------
       1.91        11.91     20.07      11,206       1.25          0.23          2.97          (1.49)        76
 -----------------------------------------------------------------------------------------------------------------
       0.32        10.32      8.29       5,741       1.05          4.59          3.30           2.34        203
 -----------------------------------------------------------------------------------------------------------------

Table of Contents

                             Page
                             ----
GENERAL INVESTMENT
MANAGEMENT APPROACH AND
INVESTMENT STYLES...........   1

FUND INVESTMENT OBJECTIVES
AND STRATEGIES..............   3

Goldman Sachs Growth and
Income Fund.................   3

Goldman Sachs CORE U.S.
Equity Fund.................   3

Goldman Sachs CORE Large
Cap Growth Fund.............   4

Goldman Sachs CORE Large
Cap Value Fund..............   4

Goldman Sachs CORE Small
Cap Equity Fund.............   5

Goldman Sachs Capital
Growth Fund.................   5

Goldman Sachs Mid Cap
Value Fund..................   6

Goldman Sachs CORE
International Equity Fund...   6

Goldman Sachs
International Equity Fund...   7

Goldman Sachs Short
Duration Government Fund....   7

Goldman Sachs Global
Income Fund.................   8

Goldman Sachs High Yield
Fund........................   9

OTHER INVESTMENT PRACTICES
AND SECURITIES..............  10

PRINCIPAL RISKS OF THE
FUNDS.......................  12

FUND PERFORMANCE............  14

SERVICE PROVIDERS...........  14

DIVIDENDS...................  22

SHAREHOLDER GUIDE...........  22

TAXATION....................  24

APPENDIX A--ADDITIONAL
INFORMATION ON PORTFOLIO
RISKS, SECURITIES AND
TECHNIQUES................   A-1

APPENDIX B--FINANCIAL
HIGHLIGHTS................   B-2

Goldman Sachs Variable Insurance Trust
Prospectus

 Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. A particular Fund may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indicate which Funds are available and should be read in conjunction with this pro-spectus. Inclusion in this prospectus of a Fund which is not available under your contract or policy is not to be considered a solicitation.

 FOR MORE INFORMATION

 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semi annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

 Your insurance company will provide you with annual and semiannual reports for those Funds serving as the investment vehicle for your variable annuity contract or variable life insurance policy.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Additional Statement is available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone--Call 1-800-621-2550
 By mail--Goldman, Sachs & Co.,
          85 Broad Street,
          New York, New York 10004
 By e-mail--gs-funds@gs.com
 On the Internet--Text-only versions of Trust documents are located online and may be downloaded from: SEC--http://www.sec.gov
                  Goldman Sachs--http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330.

                              [LOGO APPEARS HERE]

        The Trust's investment company registration number is 811-08361.

    Prospectus              Asset Allocation
                            Portfolios

                            May 1, 1999


    GOLDMAN SACHS VARIABLE INSURANCE TRUST

                            .Goldman Sachs Conservative Strategy Portfolio

                            .Goldman Sachs Balanced Strategy Portfolio

                            .Goldman Sachs Growth and Income Strategy Portfolio

                            .Goldman Sachs Growth Strategy Portfolio

                            .Goldman Sachs Aggressive Growth Strategy Portfolio


[ARTWORK APPEARS HERE]


    THE TERMS "PORTFOLIOS" AND "FUNDS" MAY BE
    USED INTERCHANGEABLY HEREIN TO REFER TO THE
    "PORTFOLIOS".

    THE SECURITIES AND EXCHANGE COMMISSION HAS
    NOT APPROVED OR DISAPPROVED THESE SECURITIES
    OR PASSED UPON THE ADEQUACY OF THIS
    PROSPECTUS. ANY REPRESENTATION TO THE
    CONTRARY IS A CRIMINAL OFFENSE.

    AN INVESTMENT IN A PORTFOLIO IS NOT A BANK
    DEPOSIT AND IS NOT INSURED BY THE FEDERAL
    DEPOSIT INSURANCE CORPORATION OR ANY OTHER
    GOVERNMENT AGENCY. AN INVESTMENT IN A
    PORTFOLIO INVOLVES INVESTMENT RISKS,
    INCLUDING POSSIBLE LOSS OF PRINCIPAL.     [GOLDMAN SACHS LOGO APPEARS HERE]

General Investment Management Approach
and Investment Styles

 Goldman Sachs Asset Management, a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs" or the "Investment Adviser"), serves as invest-ment adviser to five asset allocation portfolios: the Conservative Strategy Portfolio, Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the "Portfolios"). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objectives by investing in a combination of Underlying Funds for which Goldman Sachs now or in the future acts as investment adviser or principal underwriter. Some of these Underlying Funds invest primarily in fixed-income or money market securities (the "Underlying Fixed-Income Funds"); other Underlying Funds invest primarily in equity secu-rities (the "Underlying Equity Funds").

 The investment objectives and policies of the Portfolios are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Portfolios may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

 You should consider an investment in a Portfolio based on your personal objectives, investment time horizon, tolerance for risk and personal finan-cial circumstances. For example, the Aggressive Growth Strategy Portfolio intends to invest substantially all of its assets in Underlying Equity Funds. If you are seeking capital appreciation potential, with a longer time horizon and a tolerance for volatility, might consider this Portfolio. Conversely, if you are seeking more income, with a shorter time horizon and a lower toler-ance for volatility, you might consider the Conservative Strategy Portfolio or Balanced Strategy Portfolio, which invest a larger portion of their assets in Underlying Fixed Income.

 The Asset Allocation Investment Philosophy involves investing a Portfolio's assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

--------------------------------------------------------------------------------

 Goldman Sachs' Asset Allocation Investment Philosophy
 The Investment Adviser's Quantitative Research Group uses disciplined quanti-tative models to determine the relative attractiveness of the world's stock, bond and currency markets. These models use financial and economic variables to capture fundamental relationships that it believes make sense. While the Investment Adviser's process is rigorous and quantitative, it also incorpo-rates clear economic reasoning behind each recommendation.

 Each Portfolio starts with a "base-line" or strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tac-tical process seeks to add value by overweighing attractive markets and underweighing unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allo-cation will underperform the strategic allocation. However, the Investment Adviser's risk control process balances the amount any asset class can be overweighed in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Invest-ment Adviser employs Goldman, Sachs & Co.'s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals. This technique combines the Quantitative Research Group's market forecast with economic equilibrium in seeking to construct risk-controlled portfolios.

Portfolio Investment Objectives and Strategies

 Goldman Sachs Variable Insurance Trust (the "Trust") offers Shares of the Portfolios to separate amounts of participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. The participating insurance companies, not the owners of the vari-able annuity contracts or life insurance policies or participants therein, are shareholders of a Portfolio. Each Portfolio pools the monies of these separate amounts and invests these monies in a portfolio of securities pursu-ant to the Portfolio's stated investment objectives.

 Goldman Sachs Conservative Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income, consistent with the preservation of capi-tal and secondarily also considers the potential for capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds, with a focus on short-term investments including money market funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the Global Income Fund, Financial Square Prime Obligations Fund and CORE Large Cap Value Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund. The Portfolio may not invest in International Underlying Equity Funds.

 Goldman Sachs Balanced Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks current income and long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Under-lying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allo-cation in the CORE Large Cap Growth, CORE Large Cap Value and CORE Interna-tional Equity Funds and will invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

                                  PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES



 Goldman Sachs Growth and Income Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 60% of the Portfolio's total assets will be allocated among Underlying Equity Funds, which are intended to pro-vide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant per-centage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively sig-nificant percentage of its assets in the CORE Fixed Income and Global Income Funds.

 Goldman Sachs Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation and secondarily current income.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, approximately 80% of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversifi-cation. The Investment Adviser expects that the Portfolio will invest a rela-tively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

 Goldman Sachs Aggressive Growth Strategy Portfolio

 INVESTMENT OBJECTIVE


 The Portfolio seeks long-term capital appreciation.

 PRINCIPAL INVESTMENT STRATEGY


 Under normal conditions, substantially all of the Portfolio's total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

 Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds having dif-ferent combinations of investments and different degrees of potential invest-ment risk and reward. The tables below illustrate the current Underlying Equity/Fixed-Income Fund allocation targets and ranges for each Portfolio:

                           Equity/Fixed-Income Range
                 (Percentage of Each Portfolio's Total Assets)

  Name of Portfolio       Target  Range
-----------------------------------------
  Conservative Strategy
   Portfolio
   Equity                   20%    0%-25%
   Fixed-Income             80%  75%-100%
-----------------------------------------
  Balanced Strategy
   Portfolio
   Equity                   40%   20%-60%
   Fixed-Income             60%   40%-80%
-----------------------------------------
  Growth and Income
   Strategy Portfolio
   Equity                   60%   40%-80%
   Fixed-Income             40%   20%-60%
-----------------------------------------
  Growth Strategy
   Portfolio
   Equity                   80%  60%-100%
   Fixed-Income             20%    0%-40%
-----------------------------------------
  Aggressive Growth
   Strategy Portfolio
   Equity                  100%  75%-100%
   Fixed-Income              0%    0%-25%
-----------------------------------------

 The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds' respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio's investment objective.

 Each Portfolio's turnover rate is expected not to exceed 50% annually. A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

 While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Under-lying Funds at any particular time. Each Portfolio's investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio's total assets.

 THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/FIXED INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

 In addition, each Portfolio's investment objectives and all policies not spe-cifically designated as fundamental in this Prospectus or the Statement of Additional Information (the "Additional Statement") are non-fundamental and may be changed without shareholder approval. If there is a change in a Port-folio's investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial positions and needs.

Principal Risks of the Portfolios

 Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete invest-ment program for an investor. The following summarizes the types of risks from which loss may result:

 .Investing in the Underlying Funds. The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio's investment per-formance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objectives is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and eco-nomic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which to the Underlying Funds invest. There can be no assurance that the investment objectives of any Portfolio or any Underlying Fund will be achieved.

 .Investments of the Underlying Funds. Because the Portfolios invest in the Underlying Funds, the Portfolios' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization com-panies and foreign issuers and thus are subject to additional risks, includ-ing changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities ("junk bonds"), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase deriv-ative securities; enter into forward currency transactions; lend their port-folio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.

 .Affiliated Persons. In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees pay-able by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust (the "Trust") may also have conflicting interests in fulfilling their fiduciary duties to both the Port-folios and the Underlying Funds.

 .Expenses. You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

 .Temporary Investments. Although the Portfolios normally seek to remain sub-stantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (includ-ing commercial paper, certificates of deposit, bankers' acceptances, repur-chase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Port-folio may invest without limitation in short-term obligations.

 .Other Risks. Each Portfolio is subject to other risks, such as (1) the risk that the operations of a Portfolio and the Underlying Funds in which it invests, or value of their securities, will be disrupted by the "Year 2000 Problem;" (2) the risk that a Portfolio will not be able to pay redemption proceeds within the period stated in its prospectus because of unusual mar-ket conditions, high volume of redemption requests or other reasons (Liquid-ity Risk) or (3) the risk that a strategy used by the investment adviser may fail to produce the intended results (Management Risk).

Description of the Underlying Funds

 Description of the Underlying Funds
 The following is a concise description of the investment objectives and prac-tices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. Currently, all of the Underlying Funds are investment portfolios of either Goldman Sachs Variable Insurance Trust or Goldman Sachs Trust, a separately organized investment company sponsored by Goldman Sachs. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Addi-tional Statement. No offer is made in this Prospectus of any of the Under-lying Funds.

  Fund Name                  Investment Objectives                Investment Criteria
--------------------------------------------------------------------------------------------------

  Goldman Sachs Variable    Long-term growth of      At least 65% of total assets in equity
  Insurance Trust ("VIT")   capital and growth of    securities that the investment adviser
  Equity Funds              income.                  considers to have favorable prospects for
  VIT Growth and Income                              capital appreciation and/or dividend paying
                                                     ability.
--------------------------------------------------------------------------------------------------
  VIT CORE U.S. Equity      Long-term growth of      At least 90% of total assets in equity
                            capital and dividend     securities of U.S. issuers, including certain
                            income.                  foreign issuers traded in the United States.
                                                     The Fund seeks to achieve its objective
                                                     through a broadly diversified portfolio of
                                                     large cap and blue chip equity securities
                                                     representing all major sectors of the U.S.
                                                     economy. The Fund's investments are selected
                                                     using both a variety of quantitative
                                                     techniques and fundamental research in
                                                     seeking to maximize the Fund's expected
                                                     return, while maintaining risk, style,
                                                     capitalization and industry characteristics
                                                     similar to the S&P 500 Index.
--------------------------------------------------------------------------------------------------
  VIT CORE Large Cap        Long-term growth of      At least 90% of total assets in equity
  Growth                    capital. Dividend income securities of U.S. issuers, including certain
                            is a secondary           foreign issuers traded in the U.S. The Fund
                            consideration.           seeks to achieve its objective through a
                                                     broadly diversified portfolio of equity
                                                     securities of large cap U.S. issuers that are
                                                     expected to have better prospects for
                                                     earnings growth than the growth rate of the
                                                     general domestic economy. The Fund's
                                                     investments are selected using both a variety
                                                     of quantitative techniques and fundamental
                                                     research in seeking to maximize the Fund's
                                                     expected return, while maintaining risk,
                                                     style, capitalization and industry
                                                     characteristics similar to the Russell 1000
                                                     Growth Index.
--------------------------------------------------------------------------------------------------
  VIT CORE Large Cap Value  Long-term growth of      At least 90% of total assets in equity
                            capital and dividend     securities of U.S. issuers, including certain
                            income.                  foreign issuers traded in the United States
                                                     The Fund seeks to achieve its objective
                                                     through a broadly diversified portfolio of
                                                     equity securities of large cap U.S. issuers
                                                     that are selling at low to modest valuations
                                                     relative to general market measures such as
                                                     earnings, book value and other fundamental
                                                     accounting measures, and that are expected to
                                                     have favorable prospects of capital
                                                     appreciation and/or dividend-paying ability.
                                                     The Fund's investments are selected using
                                                     both a variety of quantitative techniques and
                                                     fundamental research in seeking to maximize
                                                     the Fund's expected return, while maintaining
                                                     risk, style, capitalization and industry
                                                     characteristics similar to the Russell 1000
                                                     Value Index.
--------------------------------------------------------------------------------------------------
  VIT CORE Small Cap        Long-term growth of      At least 90% of total assets in equity
  Equity                    capital.                 securities of U.S. issuers, including certain
                                                     foreign issuers traded in the U.S. The Fund
                                                     seeks to achieve its investment objective
                                                     through a broadly diversified portfolio of
                                                     equity securities of U.S. issuers which are
                                                     included in the Russell 2000 Index at the
                                                     time of investment. The Fund's investments
                                                     are selected using both a variety of
                                                     quantitative techniques and fundamental
                                                     research in seeking to maximize the Fund's
                                                     expected return, while maintaining risk,
                                                     style, capitalization and industry
                                                     characteristics similar to the Russell 2000
                                                     Index.
 -------------------------------------------------------------------------------------------------

  Fund Name                  Investment Objectives                Investment Criteria
--------------------------------------------------------------------------------------------------
  VIT CORE International    Long-term growth of      At least 90% of total assets in equity
  Equity                    capital.                 securities of companies organized outside the
                                                     United States or whose securities are
                                                     principally traded outside the United States.
                                                     The Fund seeks broad representation of large
                                                     cap issuers across major countries and
                                                     sectors of the international economy. The
                                                     Fund's investments are selected using both a
                                                     variety of quantitative techniques and
                                                     fundamental research in seeking to maximize
                                                     the Fund's expected return, while maintaining
                                                     risk, style, capitalization and industry
                                                     characteristics similar to the unhedged
                                                     Morgan Stanley Capital International (MSCI)
                                                     Europe, Australasia and Far East Index (the
                                                     "EAFE Index"). The Fund may employ certain
                                                     currency management techniques.
--------------------------------------------------------------------------------------------------
  VIT Capital Growth        Long-term capital        At least 90% of total assets in a diversified
                            growth.                  portfolio of equity securities. Long-term
                                                     capital appreciation potential is considered
                                                     in selecting investments.
--------------------------------------------------------------------------------------------------
  VIT Mid Cap Value         Long-term capital        At least 65% of total assets in equity
                            appreciation.            securities of companies with public stock
                                                     market capitalizations within the range of
                                                     the market capitalization of companies
                                                     constituting the Russell Midcap Index at the
                                                     time of the investment (currently between
                                                     $400 million and $16 billion).
--------------------------------------------------------------------------------------------------
  VIT International Equity  Long-term capital        Substantially all, and at least 65%, of total
                            appreciation.            assets in equity securities of companies
                                                     organized outside the United States or whose
                                                     securities are principally traded outside the
                                                     United States. The Fund may employ certain
                                                     currency management techniques.
--------------------------------------------------------------------------------------------------
  Goldman Sachs Trust       Long-term capital        At least 65% of total assets in equity
  ("GST") Equity Funds      growth.                  securities of companies with public stock
  GST Small Cap Value                                market capitalizations of $1 billion or less
                                                     at the time of investment.
--------------------------------------------------------------------------------------------------
  GST Emerging Markets      Long-term capital        Substantially all, and at least 65%, of total
  Equity                    appreciation.            assets in equity securities of emerging
                                                     country issuers. The Fund may employ certain
                                                     currency management techniques.
--------------------------------------------------------------------------------------------------
  GST Asia Growth           Long-term capital        Substantially all, and at least 65%, of total
                            appreciation.            assets in equity securities of companies in
                                                     China, Hong Kong, India, Indonesia, Malaysia,
                                                     Pakistan, the Philippines, Singapore, South
                                                     Korea, Sri Lanka, Taiwan and Thailand. The
                                                     Fund may employ certain currency management
                                                     techniques.
--------------------------------------------------------------------------------------------------
  GST Real Estate           Total return comprised   Substantially all, and at least 80%, of total
  Securities                of long-term growth of   assets in a diversified portfolio of equity
                            capital and dividend     securities of issuers that are primarily
                            income.                  engaged in or related to the real estate
                                                     industry. The Fund expects that a substantial
                                                     portion of its total assets will be invested
                                                     in REITS.
--------------------------------------------------------------------------------------------------
  GST Japanese Equity       Long-term capital        Substantially all, and at least 65%, of total
                            appreciation.            assets in equity securities of Japanese
                                                     companies. The Fund may employ certain
                                                     currency management techniques.
--------------------------------------------------------------------------------------------------
  GST European Equity       Long-term capital        Substantially all, and at least 65%, of total
                            appreciation.            assets in equity securities of European
                                                     companies. The Fund may employ certain
                                                     currency management techniques.
--------------------------------------------------------------------------------------------------
  GST International Small   Long-term capital        Substantially all, and at least 65%, of total
  Cap                       appreciation.            assets in equity securities of companies with
                                                     public stock market capitalizations of $1
                                                     billion or less at the time of investment
                                                     that are organized outside the United States
                                                     or whose securities are principally traded
                                                     outside the United States. The Fund may
                                                     employ certain currency management
                                                     techniques.
--------------------------------------------------------------------------------------------------

                                             DESCRIPTION OF THE UNDERLYING FUNDS


                                                               Approximate
                          Investment        Duration or       Interest Rate
  Fund                    Objectives         Maturity          Sensitivity  Investment Sector  Credit Quality Other Investments
-------------------------------------------------------------------------------------------------------------------------------
  VIT Fixed Income     A high level of    Target Duration =     2-year      At least 65% of     U.S.           Mortgage pass-
  Funds                current income     2 year U.S.           U.S.        total assets in     Government     through
  VIT Short Duration   and                Treasury Security     Treasury    U.S. Government     Securities     securities and
  Government Fund      secondarily, in    plus or minus .5      note        Securities and                     other
                       seeking current    years                             repurchase                         securities
                       income, may        Maximum Duration* =               agreements                         representing
                       also consider      3 years                           collateralized by                  an interest in
                       the potential                                        such securities.                   or
                       for capital                                                                             collateralized
                       appreciation.                                                                           by mortgage
                                                                                                               loans.
-------------------------------------------------------------------------------------------------------------------------------
  VIT Global Income    A high total       Target Duration =     6-year      Securities of       Minimum =      Mortgage and
  Fund                 return,            J.P. Morgan Global    government  U.S. and foreign    BBB/Baa        asset-backed
                       emphasizing        Government Bond       bond        governments and     At least 50%   securities,
                       current income,    Index (hedged) plus               corporations.       = AAA/Aaa      foreign
                       and, to a          or minus 2.5 years                                                   currencies and
                       lesser extent,     Maximum Duration* =                                                  repurchase
                       providing          7.5 years                                                            agreements
                       opportunities                                                                           collateralized
                       for capital                                                                             by U.S.
                       appreciation.                                                                           Government
                                                                                                               Securities or
                                                                                                               certain
                                                                                                               foreign
                                                                                                               government
                                                                                                               securities.
-------------------------------------------------------------------------------------------------------------------------------
  GST Fixed Income     Maximize           Maximum Maturity      3-month     Money market        High Quality   N/A
  Funds                current income     of Individual         Treasury    instruments         (short-term
  GST Financial        to the extent      Investments = 13      bill        including           ratings of
  Square Prime         consistent with    months at time of                 securities issued   A-1, P-1 or
  Obligations Fund     the maintenance    purchase. Maximum                 or guaranteed by    comparable
                       of liquidity.      Dollar-Weighted                   the U.S.            quality).
                                          Average Portfolio                 government, its
                                          Maturity = 90 days                agencies,
                                                                            instrumentalities
                                                                            or sponsored
                                                                            enterprises
                                                                            ("U.S. Government
                                                                            Securities"),
                                                                            U.S. bank
                                                                            obligations,
                                                                            commercial paper
                                                                            and other short-
                                                                            term obligations
                                                                            of U.S.
                                                                            corporations,
                                                                            governmental and
                                                                            other entities,
                                                                            and related
                                                                            repurchase
                                                                            agreements.
-------------------------------------------------------------------------------------------------------------------------------
  GST Adjustable Rate  A high level of    Target Duration =     9-month     At least 65% of     U.S.           Fixed-rate
  Government Fund      current income,    6-month to 1-year     U.S.        total assets in     Government     mortgage pass-
                       consistent with    U.S. Treasury         Treasury    U.S. Government     Securities     through
                       low volatility     Securities Maximum    bill        Securities that                    securities and
                       of principal.      Duration* = 2 years               are adjustable                     repurchase
                                                                            rate mortgage                      agreements
                                                                            pass-through                       collateralized
                                                                            securities and                     by U.S.
                                                                            other mortgage                     Government
                                                                            securities with                    Securities.
                                                                            periodic interest
                                                                            rate resets.
-------------------------------------------------------------------------------------------------------------------------------
  GST Government       A high level of    Target Duration =     5-year      At least 65% of     U.S.           Non-government
  Income Fund          current income,    Lehman Brothers       U.S.        assets in U.S.      Government     mortgage pass
                       consistent with    Mutual Fund           Treasury    Government          Securities     through
                       safety of          Government/Mortgage   note        Securities,         and non-U.S.   securities,
                       principal.         Index plus or minus               including           Government     asset-backed
                                          1 year                            mortgage-backed     Securities =   securities and
                                          Maximum Duration* =               U.S. Government     AAA/Aaa        corporate
                                          6 years                           Securities and                     fixed-income
                                                                            repurchase                         securities.
                                                                            agreements
                                                                            collateralized by
                                                                            such securities.
-------------------------------------------------------------------------------------------------------------------------------

 *Under normal interest rate conditions.

                                                        Approximate
                          Investment     Duration or   Interest Rate
   Fund                    Objectives       Maturity     Sensitivity  Investment Sector Credit Quality Other Investments
-----------------------------------------------------------------------------------------------------------------------
  GST Core Fixed       Total return     Target           5-year      At least 65% of    Minimum =      Foreign fixed-
  Income Fund          consisting of    Duration =       U.S.        assets in          BBB/Baa        income,
                       capital          Lehman           Treasury    fixed-income       Minimum for    municipal and
                       appreciation     Brothers         note        securities,        non-dollar     convertible
                       and income that  Aggregate Bond               including U.S.     securities =   securities,
                       exceeds the      Index plus or                Government         AA/Aa          foreign
                       total return of  minus 1 year                 Securities,                       currencies and
                       the Lehman       Maximum                      corporate,                        repurchase
                       Brothers         Duration* = 6                mortgage-backed                   agreements
                       Aggregate Bond   years                        and asset-                        collateralized
                       Index.                                        backed                            by U.S.
                                                                     securities.                       Government
                                                                                                       Securities.
-----------------------------------------------------------------------------------------------------------------------
  GST High Yield Fund  A high level of  Target           6-year      Except for         At least 65%   Mortgage-
                       current income   Duration =       U.S.        temporary          = BB/Ba or     backed and
                       and capital      Lehman           Treasury    defensive          below          asset-backed
                       appreciation.    Brothers High    note        purposes, at                      securities,
                                        Yield Bond                   least 65% of                      U.S.
                                        Index plus or                assets in                         Government
                                        minus 2.5                    fixed-income                      Securities,
                                        years Maximum                securities                        investment
                                        Duration* =                  rated below                       grade
                                        7.5 years                    investment                        corporate
                                                                     grade,                            fixed-income
                                                                     including U.S.                    securities,
                                                                     and non-U.S.                      structured
                                                                     dollar                            securities,
                                                                     corporate debt,                   foreign
                                                                     foreign                           currencies and
                                                                     government                        repurchase
                                                                     securities,                       agreements
                                                                     convertible                       collateralized
                                                                     securities and                    by U.S.
                                                                     preferred                         Government
                                                                     stock.                            Securities.
-----------------------------------------------------------------------------------------------------------------------

*Under normal interest rate conditions.

                                         PRINCIPAL RISKS OF THE UNDERLYING FUNDS


 Principal Risks of the Underlying Funds
 The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

 RISKS THAT APPLY TO ALL UNDERLYING FUNDS:


 .Market Risk--The risk that the value of the securities in which an Under-lying Fund invests may go up or down in response to the prospects of indi-vidual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.

 .Derivatives Risk--The risk that loss may result from an Underlying Fund's investments in options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.

 .Management Risk--The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.

 .Liquidity Risk--The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in small capitalization stocks, REITs and emerging country issues will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse eco-nomic, market or political events, or adverse investor perceptions, whether or not accurate.

 .Other Risks--Each Underlying Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

 RISKS THAT APPLY PRIMARILY TO THE UNDERLYING FIXED-INCOME FUNDS:


 .Interest Rate Risk--The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term securities.

 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.

 .Call Risk--The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a mortgage-backed secu-rity) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

 .Extension Risk--The risk that an issuer will exercise its right to pay prin-cipal on an obligation held by an Underlying Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of an obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.

 .Government Securities Risk--The risk that the U.S. government will not pro-vide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

 RISK THAT APPLIES PRIMARILY TO THE UNDERLYING EQUITY FUNDS:


 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high lev-els. There is no guarantee that such levels will continue.

 RISKS THAT ARE PARTICULARLY IMPORTANT FOR SPECIFIC UNDERLYING FUNDS:


 .Non-Diversification and Geographic Risks--The European Equity Fund invests primarily in equity securities of European companies. The Japanese Equity Fund invests primarily in equity securities of Japanese companies. The Global Income Fund may invest more than 25% of its total assets in the secu-rities of corporate and governmental issuers located in each of Canada, Ger-many, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Under-lying Fund, to a greater extent than if investments were not so concen-trated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in that country or region.

 .Foreign Risks--Underlying Funds that invest in foreign securities will be subject to risks of loss with respect to their foreign investments that are not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less econom-ic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign cur-rency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.

 .Emerging Markets Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as exten-sive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registra-tion and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed coun-tries.

 ."Junk Bond" Risk--The High Yield Fund will invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-invest-ment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 .Small Cap Stock and REIT Risks--The securities of small capitalization com-panies and REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.

 More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

 The Portfolios do not have long-term performance records because they have been in operation for less than one calendar year. The Portfolios commenced operations as of the date of this Prospectus.

Service Providers


 INVESTMENT ADVISERS


  Investment Adviser                    Portfolio
-----------------------------------------------------------------------------
  Goldman Sachs Asset Management        Conservative Strategy
  ("GSAM")                              Balanced Strategy
  One New York Plaza                    Growth and Income Strategy
  New York, New York 10004              Growth Strategy
                                        Aggressive Growth Strategy
-----------------------------------------------------------------------------

 Except as noted below, GSAM also serves as investment adviser to each Under-lying Fund.

  Investment Adviser                    Underlying Fund
-----------------------------------------------------------------------------
  Goldman Sachs Funds Management, L.P.  CORE U.S. Equity
  ("GSFM")                              Capital Growth
  One New York Plaza                    CORE Large Cap Value
  New York, New York 10004              Adjustable Rate Government
                                        Short Duration Government Fund
-----------------------------------------------------------------------------
  Goldman Sachs Asset Management        International Equity
  International ("GSAMI")               Japanese Equity
  133 Peterborough Court                European Equity
  London EC4A 2BB England               International Small Cap
                                        Emerging Markets Equity
                                        Asia Growth
                                        Global Income
-----------------------------------------------------------------------------

 GSAM is a separate operating division of Goldman Sachs, which registered as an investment adviser in 1981. GSFM, a registered investment adviser since 1990, is a Delaware limited partnership which is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 1998, GSAM, GSFM and GSAMI, together with their affiliates, acted as investment adviser or distributor for assets in excess of $195 billion.

 Under an Asset Allocation Management Agreement ("Management Agreement") with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides day-to-day advice as to each Portfolio's investment transactions, including determinations concerning changes to (a) the Under-lying Funds in which the Portfolios may invest and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed Income Funds as separate groups. Goldman Sachs has agreed to permit the Portfolios to use the name "Goldman Sachs" or a derivative thereof as part of each Portfolio's name for as long as a Portfo-lio's Management Agreement is in effect.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cleri-
  cal services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and pay-able monthly, at the annual rates listed below:

                                           Other Expenses
                              Contractual (after applicable
  Portfolio                      Rate       limitations)*
-----------------------------------------------------------
  Conservative Strategy          0.15%          0.10%
  Balanced Strategy              0.15%          0.10%
  Growth and Income Strategy     0.15%          0.10%
  Growth Strategy                0.15%          0.10%
  Aggressive Growth Strategy     0.15%          0.10%
-----------------------------------------------------------

 * The Investment Adviser has voluntarily agreed to reduce or limit certain "other expenses" of the Portfolios (excluding asset allocation fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.10% per annum of a Portfolio's average daily net assets. Such reductions or limits, if any, may be discon-tinued or modified by the Investment Adviser in its discretion at any time.

 In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the current total operating expense ratios (management fee plus other operating expenses) of the class of shares of each Underlying Fund in effect as of December 31, 1998 in which the Portfolios may invest. In addition, the fol-lowing chart shows the contractual investment management fees payable to the Investment Adviser and its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund's average net assets).

                                                               SERVICE PROVIDERS


 Absent voluntary fee waivers and/or expense reimbursements, which may be dis-continued at any time, the total operating expense ratios of certain Under-lying Funds would be higher.

                                                                     Total
                                                       Contractual Operating
                                                       Management   Expense
  Underlying Funds                                         Fee       Ratio
----------------------------------------------------------------------------
  VIT Short Duration Government                           0.55%      0.70%
  VIT Global Income                                       0.90%      1.05%
  VIT Growth and Income                                   0.75%      0.90%
  VIT CORE U.S. Equity                                    0.70%      0.80%
  VIT CORE Large Cap Growth                               0.70%      0.80%
  VIT CORE Large Cap Value                                0.70%      0.80%
  VIT CORE Small Cap Equity                               0.75%      0.90%
  VIT Cap Growth                                          0.75%      0.90%
  VIT Mid Cap Value                                       0.80%      0.95%
  VIT International Equity                                1.00%      1.25%
  GST Core Fixed Income                                   0.40%      0.54%
  GST Government Income                                   0.65%      0.58%
  GST Small Cap Value                                     1.00%      1.10%
  GST European Equity                                     1.00%      1.14%
  GST Japanese Equity                                     1.00%      1.05%
  GST International Small Cap                             1.20%      1.40%
  GST Emerging Markets Equity                             1.20%      1.39%
  GST Asia Growth                                         1.00%      1.20%
  GST Real Estate Securities                              1.00%      1.04%
  GST Financial Square Prime Obligations Money Market    0.205%      0.18%
  GST High Yield                                          0.70%      0.76%
----------------------------------------------------------------------------

 PORTFOLIO MANAGERS


 Quantitative Research Team
 .The 20-person Quantitative Research Team includes six Ph.Ds and one CFA, with extensive academic and practitioner experience.
 .Disciplined, quantitative models are used to determine the relative attrac-
  tiveness of the world's stock, bond and currency markets.
 .Theory and economic intuition guide the investment process.

                                        Years
                                      Primarily
  Name and Title                     Responsible           Five Year Employment History
-------------------------------------------------------------------------------------------------
  Mark M. Carhart, Ph.D., CFA        Since 1999  Mr. Carhart joined the Investment Adviser as a
  Vice Chairman, Co-Head                         member of the Quantitative Research and Risk
  Quantitative Research and                      Management team in 1997. From August 1995 to
  Senior Portfolio Manager                       September 1997, he was Assistant Professor of
                                                 Finance at the Marshall School of Business at
                                                 USC and a Senior Fellow of the Wharton Financial
                                                 Institutions Center. From 1993 to 1995, he was a
                                                 lecturer and graduate student at the University
                                                 of Chicago Graduate School of Business.
-------------------------------------------------------------------------------------------------
  Raymond J. Iwanowski               Since 1999  Mr. Iwanowski joined the Investment Adviser as
  Vice President, Co-Head                        an associate and portfolio manager in 1997. From
  Quantitative Research and                      1993 to 1997, he was a Vice President and head
  Senior Portfolio Manager                       of the Fixed Derivatives Client Research group
                                                 at Salomon Brothers.
-------------------------------------------------------------------------------------------------
  Neil Chriss, Ph.D.                 Since 1999  Mr. Chriss joined the Investment Adviser in
  Vice President and Portfolio                   1998. From 1996 to 1998, he worked in the equity
  Manager                                        division of Morgan Stanley Dean Witter. From
                                                 1994 to 1996, he was a post-doctoral fellow in
                                                 the Mathematics Department of Harvard
                                                 University.
-------------------------------------------------------------------------------------------------
  Giorgio DeSantis, Ph.D.            Since 1999  Mr. DeSantis joined the Investment Adviser in
  Vice President and Portfolio                   1998. From 1992 to 1998, he was Assistant
  Manager                                        Professor of Finance and Business Economics at
                                                 the Marshall School of Business at USC.
-------------------------------------------------------------------------------------------------
  William J. Fallon, Ph.D.           Since 1999  Mr. Fallon joined the Investment Adviser in
  Vice President and Portfolio                   1998. From 1996 to 1998, he worked in the
  Manager                                        Firmwide Risk Group of Goldman Sachs. From 1991
                                                 to 1996, he attended Columbia University, where
                                                 he earned a Ph.D. in Finance.
-------------------------------------------------------------------------------------------------
  Guang-Liang He, PhD.               Since 1999  Mr. He joined the Investment Adviser in 1998. In
  Vice President and Portfolio                   1997, he worked in the Firmwide Risk Group of
  Manager                                        Goldman Sachs. From 1992 to 1997, he worked at
                                                 Quantitative Financial Strategies, Inc.
-------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS



 DISTRIBUTOR AND TRANSFER AGENT

 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Portfolio's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606, also serves as each Portfo-lio's transfer agent (the "Transfer Agent") and as such performs various shareholder servicing functions.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

 The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activi-ties of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Under-lying Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprie-tary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. An Underlying Fund's activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000

 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (com-monly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur prior to Jan-uary 1, 2000. Like other investment companies and financial and business organizations, the Portfolios and the Underlying Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other service providers do not ade-quately address this problem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:

 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Portfolios' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Portfolios at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Portfolios. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Portfolios' other service providers will be sufficient to avoid any adverse effect on the Portfolios due to the Year 2000 Problem.

Dividends

 Dividends from net investment income are declared and paid by each Portfolio at least annually. Over the course of the year, accrued and paid dividends will equal all or substantially all of each Portfolio's net investment income. Each Portfolio will also pay dividends from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of a Portfolio at the net asset value of such shares on the payment date, unless an insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's dividends may constitute a return of capital.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolios' shares.

 How Can I Purchase Or Sell Shares Of The Portfolios?
 Shares of the Portfolios are not sold directly to the public. Instead, Port-folio shares are sold to unaffiliated separate accounts that fund variable annuity and variable life insurance contracts issued by participating insur-ance companies. You may purchase or sell (redeem) shares of the Portfolios through variable annuity contracts and variable life insurance policies offered through the separate accounts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. You should refer to those prospectuses for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Portfolios as investment options for your contract or policy and how to redeem monies from the Portfolios.

 The separate accounts of the participating insurance companies place orders to purchase and redeem shares of the Portfolios based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annu-ity contracts and variable life insurance policies issued by the participat-ing insurance companies) to be effected on that day pursuant to variable annuity contracts and variable life insurance policies.

 The separate accounts of unaffiliated participating insurance companies may purchase shares of the Portfolios. The sale of Portfolio shares to these unaffiliated separate accounts may present certain conflicts of interests among variable annuity owners, variable life insurance policy owners and plan investors. The Trust's Board of Trustees will monitor the Trust for the existence of any material irreconcilable conflict of interest. The Trust cur-rently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflicts among the unaffiliated participating insurance companies. If, however, a material unreconcilable conflict arises between the holders of variable annuity contracts and variable life insurance policies of unaffiliated participating insurance companies, a participating insurance company may be required to withdraw the assets allocable to some or all of the separate accounts from the Portfolios. Any such withdrawal could disrupt orderly portfolio management to the potential detriment of such hold-ers.

 Shares of the Portfolios (including new Portfolios that might be added to the Trust) may be offered to:
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are sold in non-public offerings.
 .Unregistered separate accounts of various participating insurance companies through which variable annuity contracts and variable life insurance poli-cies are exclusively to qualified pension and profit-sharing plans and/or certain governmental plans.
 .Qualified pension and profit-sharing plans.

 How Are Shares Priced?
 Shares of a Portfolio are purchased and sold at the Portfolio's net asset value per share ("NAV"). The Portfolios calculate NAV as follows:

  NAV = (Value of Assets of the Portfolio) - (Liabilities of the Portfolio)
        -------------------------------------------------------------------
                      Number of the Portfolio's Outstanding Shares

 The Portfolios' investments are valued based on market quotations, which may be furnished by a pricing service or provided by securities dealers. If accu-rate quotations are not readily available, the Portfolios' investments may be valued based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Trustees. Debt obligations with a remaining maturity of 60 days or less are valued at amortized cost.
 .NAV per share of each Portfolio is calculated by the Portfolio's custodian each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Portfolio shares will not be priced on any day the New York Stock Exchange is closed.
 .Shares are purchased and redeemed at the NAV next calculated after an order is received in proper form by the Trust.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Portfolio is closed. As a result, the NAV of a Portfolio that invests in Underlying Funds that hold foreign securities may be impacted on days when its shares may not be purchased or redeemed.

 In addition, the impact of events that occur after the publication of market quotations used by an Underlying Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 Do I Have To Pay Any Fees When Purchasing Or Selling Shares Of The
 Portfolios?
 The Portfolios themselves do not charge any fees when they sell or redeem their shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by participating insurance companies under the vari-able annuity contracts or variable life insurance policies. These fees should be described in the participating insurance companies' prospectuses.

 What Else Should I Know About Share Purchases And Redemptions?
 The Trust reserves the right to:
 .Suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.
 .Suspend the offering of shares for a period of time.
 .Reject any purchase order.

 Redemption proceeds paid by wire transfer will normally be wired in federal funds on the next business day after the Trust receives actual notice of the redemption order, but may be paid up to three business days after receipt of actual notice of the order.

 What Types Of Reports Will I Be Sent Regarding Investments In The Portfolios? As a holder of a variable annuity contract or variable life insurance policy, you will receive annual reports containing audited financial statements and semiannual reports from your participating insurance company.

 What Are The Portfolios' Voting Procedures?
 Participating insurance companies, not the owners of the variable annuity contracts or variable life insurance policies or participants therein, are shareholders of a Portfolio. To the extent required by law:
 .The participating insurance companies will vote Portfolio shares held in the separate accounts in a manner consistent with timely voting instructions received from the holders of variable annuity contracts and variable life insurance policies
 .The participating insurance companies will vote Portfolio shares held in the separate accounts for which no timely instructions are received from the holders of variable annuity contracts and variable life insurance policies, as well as shares they own, in the same proportion as those shares for which voting instructions are received.

 Portfolio shares held by unregistered separate accounts or qualified plans will be voted for or against any proposition in the same proportion as all other Portfolio shares are voted unless the unregistered separate account's participating insurance company or the plan makes other arrangements.

 Additional information concerning voting rights of the participants in the separate accounts is more fully set forth in the prospectus relating to those accounts issued by the participating insurance companies.

Taxation

 Each Portfolio is treated as a separate corporate entity for federal tax pur-poses. Each Portfolio intends to elect to be treated as a regulated invest-ment company and to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, each Portfolio intends to qualify under the Code with respect to the diversification requirements related to variable contracts. Provided that a Portfolio and a separate account investing in the Portfolio satisfy appli-cable tax requirements, the Portfolio will not be subject to federal tax and any distributions from the Portfolio to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance contract.

 Persons investing in variable annuity or variable life insurance contracts should refer to the prospectuses with respect to such contracts for further information regarding the tax treatment of the contracts and the separate accounts in which the contracts are invested.

Appendix A Additional Information on the Underlying Funds

 This Appendix provides further information on certain types of securities and techniques that may be used by the Underlying Funds, including their associ-ated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

 The Underlying Equity Funds invest primarily in common stocks and other equity securities, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Underlying Fixed-Income Funds invest pri-marily in fixed-income securities, including senior and subordinated corpo-rate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan par-ticipations and preferred stock.

 The Short Duration Government and Adjustable Rate Government Funds invest in Government Securities and related repurchase agreements, and neither of these Funds, the Government Income Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

 A. DESCRIPTION OF THE UNDERLYING FUNDS

 Underlying Equity Funds
 The investment advisers of the Underlying Equity Funds may, in choosing secu-rities, utilize first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers. The investment advisers may also use macro analysis of numerous economic and valuation vari-ables to anticipate changes in company earnings and the overall investment climate. The investment advisers are able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates, as well as information provided by other securities deal-ers. Equity securities held by an Underlying Equity Fund will generally be sold when an investment adviser believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attrac-tive investments are identified.

 Domestic Value Style Funds. The Growth and Income, Mid Cap Value and Small Cap Value Funds are managed using a value oriented approach. The Funds' investment adviser evaluates securities using fundamental analysis and intends to purchase equity securities that are, in its view, underpriced relative to a combination of such companies' long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

 Consideration will be given to the business quality of the issuer. Factors positively affecting the investment adviser's view of that quality include the competitiveness and degree of regulation in the markets in which the com-pany operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company's financial leverage and the sustainable return on capital invested in the business. These Underlying Funds may also purchase securities of companies that have experienced difficulties and that, in the opinion of the investment adviser, are available at attractive prices.

 Domestic Growth Style Fund. The Capital Growth Fund is managed using a growth oriented approach. Equity securities for this Fund are selected based on their prospects for above average growth. The Fund's investment adviser will select securities of growth companies trading, in the investment adviser's opinion, at a reasonable price relative to other industries, competitors and historical price/earnings multiples. The Fund will generally invest in compa-nies whose earnings are believed to be in a relatively strong growth trend or, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value per share is thought to be underval-ued.

 Quantitative Style Funds. The CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the "CORE Equity Funds") are managed using both quantitative and fundamental techniques. CORE is an acronym for "Computer-Optimized, Research-Enhanced," which reflects the Funds' investment process. This investment process and the proprietary multifactor model used to implement it are discussed below.

 Quantitative Investment Process. The Funds' investment advisers begin with a broad universe of U.S. equity securities for the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds (the "CORE U.S. Equity Funds"), and a broad universe of foreign equity securities for the CORE International Equity Fund. The investment advisers use proprietary multifactor models (each a "Multifactor Model") to forecast the returns of different markets, currencies and individual securities. In the case of an U.S. equity security followed by the Goldman Sachs Global Investment Research Department (the "Research Department"), a rat-ing is assigned based upon the Research Department's evaluation. In the dis-cretion of the investment adviser, ratings may also be assigned to U.S. equity securities based on research ratings obtained from other industry sources. In the case of a foreign equity security, an investment adviser may rely on research from both the Research Department and other industry sourc-es.

 In building a diversified portfolio for each CORE Equity Fund, an investment adviser utilizes optimization techniques to seek to maximize the Fund's expected return, while maintaining a risk profile similar to the Fund's benchmark. Each portfolio consists primarily of securities rated highest by the foregoing investment process and has risk characteristics and industry weightings similar to the relevant Fund's benchmark.

 Quantitative Multifactor Models. The Multifactor Models are rigorous comput-erized rating systems for forecasting the returns of different equity mar-kets, currencies, and individual equity securities according to fundamental investment characteristics. The CORE U.S. Equity Funds use one Multifactor Model to forecast the returns of securities held in each Fund's portfolio. The CORE International Equity Fund uses multiple Multifactor Models to fore-cast returns. Currently, the CORE International Equity Fund uses one model to forecast equity market returns, one model to forecast currency returns and 22 separate models to forecast individual equity security returns in 22 differ-ent countries. Despite this variety, all Multifactor Models incorporate com-mon variables covering measures of value, growth, momentum and risk (e.g., book/price ratio, earnings/price ratio, price momentum, price volatility, consensus growth forecasts, earnings estimate revisions, earnings stability, and, in the case of models for the CORE International Equity Fund, currency momentum and country political risk ratings). All of the factors used in the Multifactor Models have been shown to significantly impact the performance of the securities, currencies and markets they were designed to forecast.

 The weightings assigned to the factors in the Multifactor Model used by the CORE U.S. Equity Funds are derived using a statistical formulation that con-siders each factor's historical performance in different market environments. As such, the U.S. Multifactor Model is designed to evaluate each security using only the factors that are statistically related to returns in the anticipated market environment. Because they include many disparate factors, the Funds' investment advisers believe that all the Multifactor Models are broader in scope and provide a more thorough evaluation than most convention-al, quantitative models. Securities and markets ranked highest by the rele-vant Multifactor Model do not have one dominant investment characteristic; rather, they possess an attractive combination of investment characteristics.

 Research Department. In assigning ratings to equity securities, the Research Department uses a four category rating system ranging from "recommended for purchase" to "likely to underperform." The ratings reflect the analyst's judgment as to the investment results of a specific security and incorporate economic outlook, valuation, risk and a variety of other factors.

 By employing both a quantitative (i.e., the Multifactor Models) and a quali-tative (i.e., research enhanced) method of selecting securities, each CORE Equity Fund seeks to capitalize on the strengths of each discipline.

 Actively Managed International Funds. The International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity and Asia Growth Funds are managed using an active international approach. This approach utilizes a consistent process of stock selection undertaken by port-folio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the investment adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for these Funds are evaluated based on three key factors--the business, the management and the valuation. The investment adviser ordinarily seeks securities that have, in its opinion, superior earn-ings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the investment adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

 Real Estate Securities Fund. The investment strategy of the Real Estate Secu-rities Fund is based on the premise that property market fundamentals are the primary determinant of growth underlying the success of companies in the real estate industry. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong manage-ment teams. This process is includes real estate market research and securi-ties analysis. The Fund's investment adviser will take into account fundamental trends in underlying property markets as determined by proprie-tary models, research of local real estate markets, earnings, cash flow growth and stability, the relationship between asset values and market prices of the securities and dividend payment history. The investment adviser will attempt to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS



 Underlying Fixed-Income Funds
 As stated above, each Underlying Fixed-Income Fund has policies relating to its duration (or maturity in the case of the Financial Square Prime Obliga-tions Fund). A Fund's duration approximates its price sensitivity to changes in interest rates. Maturity measures the time until final payment is due; it takes no account of the pattern of a security's cash flows over time. In com-puting portfolio duration, an Underlying Fixed-Income Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as "option-adjusted" duration. A Fund will not be limited as to its maximum weighted average port-folio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.

 Except for the Financial Square Prime Obligations Fund (which is subject to more restrictive SEC regulations applicable to money market funds), an Under-lying Fixed-Income Fund will deem a security to have met its minimum credit rating requirement if the security receives the minimum required long-term rating (or the equivalent short-term credit rating) at the time of purchase from at least one rating organization (including, but not limited to, Stan-dard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's")) even though it has been rated below the minimum rating by one or more other rating organizations, or, if unrated by a rating organization, is determined by the Fund's investment adviser to be of comparable quality. If a security satisfies a Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Fund's investment adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders.

 The Underlying Fixed-Income Funds may (but are not required to) employ cer-tain active management techniques to manage their duration and term struc-ture, to seek to hedge exposure to foreign currencies and to seek to enhance returns. These techniques include (with respect to one or more of the Funds), but are not limited to, the use of financial futures contracts, option con-tracts (including options on futures), forward foreign currency exchange con-tracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency and interest rate management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. Certain of the Funds may invest in custodial receipts, municipal securities and convertible securities. The Funds may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements, reverse repurchase agreements and other investment practices.

 B. GENERAL RISKS OF THE UNDERLYING FUNDS

 The Underlying Equity Funds will be subject to the risks associated with com-mon stocks and other equity securities. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

 The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk, In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income secu-rities tends to decline. Credit risk involves the risk that the issuer could default on its obligations and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans ("ARMs"), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing out-standing mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.

 The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

 The turnover rates of the Underlying Funds have ranged from 41% to 315% dur-ing their most recent fiscal years. There can be no assurance that the turn-over rates of the Underlying Funds will remain within this range during subsequent fiscal years. Higher turnover rates may result in higher brokerage costs and expenses for the Underlying Funds. In addition, higher turnover rates may result in higher taxable realized gains for shareholders.

 C. OTHER RISKS OF THE UNDERLYING FUNDS

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of suffi-cient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a sub-stantial drop in price. Small capitalization companies and REITs also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small capital-ization companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

 Risks of Derivative Investments. An Underlying Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and currency transactions involve addi-tional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related lever-age factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incor-rect in its expectation of fluctuations in securities prices, interest rates or currency prices. The Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return), which is considered as a speculative practice and presents even greater risk of loss.

 Derivative mortgage-backed securities (such as principal-only ("POs"), inter-est-only ("IOs") or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securi-ties. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

 Floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a desig-nated interest rate floats outside of a specified interest rate band or col-lar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

 Risks of Foreign Investments. Certain of the Underlying Funds may invest in foreign securities in accordance with their investment objectives and poli-cies. Foreign investments involve special risks that are not typically asso-ciated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated rela-tive to the U.S. dollar would reduce the value of the portfolio security.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro rela-tive to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries in the European Union ("EU"), such as the United Kingdom and Denmark, into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithu-ania as members of

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS


 the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds.

 Brokerage commissions, custodial services and other costs relating to invest-ment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regula-tion of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liq-uid and more volatile than securities of comparable domestic issuers. Fur-thermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Underlying Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of an Underlying Fund's assets in one of a few countries and currencies will subject an Underlying Fund to greater risks than if an Under-lying Fund's assets were not geographically concentrated.

 Investment in sovereign debt obligations involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in vola-tility of market prices of sovereign debt, and in turn the Underlying Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

 A sovereign debtor's willingness or ability to repay principal and pay inter-est in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Certain Underlying Funds may also invest in European Depository Receipts ("EDRs") or other similar instruments representing secu-rities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the under-lying security.

 Risks of Emerging Countries. Certain Underlying Funds may invest in securi-ties of issuers located in emerging countries. The risks of foreign invest-ment are heightened when the issuer is located in an emerging country. The International Equity, European Equity, International Small Cap, Emerging Mar-kets Equity and Asia Growth Funds may each invest without limit in the secu-rities of issuers in emerging countries. Up to 35% of the total assets of the Emerging Markets Equity Fund may be invested in securities of issuers in any one emerging country. The Growth and Income, Small Cap Value, Mid Cap Equity, High Yield and CORE International Equity Funds may each invest up to 25%, and the Core Fixed Income, Global Income and Capital Growth Funds may each invest up to 10%, of their respective total assets in securities of issuers in emerging countries.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addi-tion, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restric-tions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is antici-pated that an Underlying Fund may invest in such countries only through other investment funds in such countries.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of mil-itary coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social develop-ments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading part-ners, trade barriers, exchange controls, managed adjustments in relative cur-rency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 An Underlying Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Underlying Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve an Underlying Fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund's inability to complete its contractual obligations. The creditworthiness of the local securities firms used by the Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Underlying Fund to a greater risk of loss if a securities firm defaults in the performance of its respon-sibilities.

 The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European coun-tries). An Underlying Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments gener-ally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of suffi-cient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a sub-stantial drop in price. Investments in emerging countries may be more diffi-cult to price precisely because of their characteristics and lower trading volumes.

 An Underlying Fund's use of foreign currency management techniques in emerg-ing countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a significant portion of the Underlying Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Investing in Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are considered predominantly speculative by traditional investment standards. In some cases, these obliga-tions may be highly speculative and have poor prospects for reaching invest-ment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corpo-rate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment byan Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS


 of such securities. Even if such securities are held to maturity, recovery byan Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

 Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of its net assets in illiquid securities which cannot be disposed of in seven days in the ordi-nary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain municipal leases and participation interests
 .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that the restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of an Underlying Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of compa-rable securities for which a liquid market exists.

 Risks of Non-Diversification and Concentration. The Global Income Fund is registered as a "non-diversified" Fund under the 1940 Act and is, therefore, more susceptible to adverse developments affecting any single issuer. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Con-centration of a Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in that country or region.

 Temporary Investment Risks. Each Underlying Fund (other than the CORE Funds) may invest up to 100% of its total assets, and each CORE Fund may invest up to 35% of its total assets, in short-term debt securities. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

 D. INVESTMENT SECURITIES AND TECHNIQUES

 U.S. Government Securities. The Underlying Funds may invest in U.S. Govern-ment Securities. Generally, these securities include U.S. Treasury obliga-tions and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include Treasury receipts and U.S. Government Securities that have been stripped by the U.S. Government, where the interest and principal components of the securities are traded independently. Interests in U.S. Government securities may be purchased in the form of custodial receipts.

 Mortgage-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds) may invest in so-called "Mortgage-Backed Securities." These securities represent direct or indirect participations in, or are collateral-ized by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are nor-mally structured with one or more types of "credit enhancement." However, these Mortgage-Backed Securities typically do not have the same credit stand-ing as U.S. government guaranteed Mortgage-Backed Securities.

 Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduit ("REMIC") pass-through or participation certificates and stripped mortgage-backed securities ("SMBS"). CMOs provide an investor with a speci-fied interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treat-ment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real prop-erty and other permitted investments. SMBS are derivative multiple class Mortgage-Backed Securities. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. The Underlying Funds (other than the five CORE Equity Funds, may also invest in asset-backed securities. Certain Funds' investments in Asset-Backed Securities are limited to securities that are issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable in quality to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Municipal Securities. Certain Underlying Funds may make limited investments in instruments issued by state and local governmental issuers. These securi-ties may include private activity bonds, municipal leases, certificates of participation and "auction rate" securities.

 Corporate Debt Obligations; Trust Preferred Securities; Convertible Securi-ties. The Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial institutions. A trust preferred or capital security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders.

 Convertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quali-ty. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteris-tics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in inter-est rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Underlying Fund may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These securities are issued at a dis-count from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest pay-able by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

 Rating Criteria. The rating requirements for each of the Underlying Fixed-Income Funds are stated above. Except as noted below, the Underlying Equity Funds (other than the five CORE Equity Funds, which only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt secu-rities are securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's. The Growth and Income, Capital Growth, Small Cap Value, International Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Real Estate Securities Funds may invest up to 10%, 10%, 35%, 35%, 35%, 35%, 35%, 35%, 35% and 20%, respec-
 tively, of their total assets in debt securities which are rated in the low-est rating categories by Standard & Poor's or Moody's (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's), including securities rated D by Moody's or Standard & Poor's. The Mid Cap Equity Fund may invest up to 10% of its total assets in below investment grade debt securities rated B or higher by Standard

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS


 & Poor's or Moody's. Fixed-income securities rated BB or Ba or below (or com-parable unrated securities) are commonly referred to as "junk bonds," are considered predominately speculative and may be questionable as to principal and interest payments as described above.

 Structured Securities and Inverse Floaters. The Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Ref-erence") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.

 Structured securities may be positively or negatively indexed, so that appre-ciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the inter-est rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities include, but are not limited to, inverse floating rate debt securities ("inverse float-ers"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

 Foreign Currency Transactions. An Underlying Fund may, to the extent consis-tent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obli-gation to purchase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency trans-actions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice. Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the investment adviser determines that there is a pattern of correlation between the two currencies. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of its investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date.

 Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Fund's value to fluctu-ate. Currency exchange rates also can be affected unpredictably by the inter-vention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may write (sell) covered call and put options and purchase put and call options on any securities in which it may invest or on any securi-ties index comprised of securities in which it may invest. An Underlying Fund may also, to the extent it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is consid-ered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or curren-cy) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund's investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund's transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater liquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a speci-fied price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. Government Securities), foreign currencies, securities indices and other financial instruments and indices. The Underlying Funds may engage in futures transactions on both U.S. and foreign exchanges.

 The Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securi-ties prices or currency exchange rates or to otherwise manage their term structures and durations in accordance with their investment objectives and policies. The Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. An Underlying Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commis-sion or to seek to increase total return to the extent permitted by such reg-ulations. The Underlying Funds may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on an Underlying Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of an Underlying Fund's net assets. Futures contracts and related options present the following risks:
 .While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or cur-rency exchange rates may result in a poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
 .The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund's NAV.
 .As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in sub-stantial losses to an Underlying Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Preferred Stock, Warrants and Rights. The Underlying Funds may invest in pre-ferred stock, warrants and rights. Preferred stocks are securities that rep-resent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Real Estate Investment Trusts ("REITs"). The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' manag-ers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS


 also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Standard and Poor's Depository Receipts. Each Underlying Equity Fund may, consistent with its investment policies, purchase Standard & Poor's Deposi-tory Receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been estab-lished to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event sub-stantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of an Underlying Fund's shares could also be substantially and adversely affected, and the Underlying Fund's ability to provide investment results approximating the performance of securities in the EAFE Index could be impaired. If such disruptions were to occur, an Under-lying Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Other Investment Companies. An Underlying Fund may invest in securities of other investment companies subject to the limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 Equity Swaps. Each Underlying Equity Fund may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by an Underlying Fund to invest in a market with-out owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise imprac-tical. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensi-tive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. When-issued securities are securities that have been authorized, but not yet issued. When-issued securi-ties are purchased in order to secure what is considered to be an advanta-geous price and yield to an Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the sold securities may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments before settlement whenever its investment adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Underlying Fund may enter into repurchase agreements with dealers in U.S. Government Securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. If the other party or "seller" defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund in connection with the repurchase agreement are less than the repurchase price and the cost of the Underlying Fund associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distribu-tions of the income from repurchase agreements will be taxable to an Under-lying Fund's shareholders. In addition, certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as cer-tain broker-dealers. The borrowers are required to secure their loans contin-uously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Under-lying Fund (including the loan collateral).

 An Underlying Fund may lend its securities to increase its income. An Under-lying Fund may, however, experience delay in the recovery of its securities or possible loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

 Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of secu-rities sold short, or securities convertible into or exchangeable for, with-out the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Mortgage Dollar Rolls. The Underlying Fixed-Income Funds (except the High Yield Fund) and the Real Estate Securities Fund may enter into "mortgage dol-lar rolls." A mortgage dollar roll involves the sale by an Underlying Fund of securities for delivery in the current month. The Underlying Fund simultane-ously contracts with the same counterparty to repurchase substantially simi-lar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the performance of the Underlying Fund.

 Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, an Underlying Fund may experience a loss. For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Borrowings and Reverse Repurchase Agreements. The Underlying Funds can borrow money from banks and enter into reverse repurchase agreements with banks and other financial institutions in amounts not exceeding one-third of its total

                    APPENDIX A -- ADDITIONAL INFORMATION ON THE UNDERLYING FUNDS


 assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund's agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency pur-poses or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agree-ments involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repur-chase agreements involve the risk that any interest income earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive inter-est, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent com-mitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified cur-rencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor enti-tles the purchaser, to the extent that a specified index falls below a prede-termined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 An Underlying Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transac-tions. If the investment adviser is incorrect in its forecasts of market val-ue, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

 Miscellaneous Techniques
 In addition to the techniques and investments described above, certain Under-lying Funds may engage in the following techniques and investments: (i) yield curve options (Underlying Fixed-Income Funds and Real Estate Securities Fund only); (ii) loan participations (High Yield Fund only); and (iii) unseasoned companies.

Table of Contents

                             Page
                             ----
GENERAL INVESTMENT
MANAGEMENT APPROACH AND
INVESTMENT STYLES...........   1

PORTFOLIO INVESTMENT
OBJECTIVES AND STRATEGIES...   2

Goldman Sachs Conservative
Strategy Portfolio..........   2

Goldman Sachs Balanced
Strategy Portfolio..........   2

Goldman Sachs Growth and
Income Strategy Portfolio...   3

Goldman Sachs Growth
Strategy Portfolio..........   3

Goldman Sachs Aggressive
Growth Strategy Portfolio...   4

PRINCIPAL INVESTMENT
STRATEGIES..................   5

PRINCIPAL RISKS OF THE
PORTFOLIOS..................   6

DESCRIPTION AND PRINCIPAL
RISKS OF THE
UNDERLYING FUNDS............   7

PORTFOLIO PERFORMANCE.......  13

SERVICE PROVIDERS...........  14

DIVIDENDS...................  18

SHAREHOLDER GUIDE...........  19

TAXATION....................  21

APPENDIX A -- ADDITIONAL
INFORMATION ON THE
UNDERLYING FUNDS..........   A-1

Goldman Sachs Variable Insurance Trust
Prospectus

 Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. A particular Portfolio may not be available under the variable annuity contract or variable life insurance policy which you have chosen. The prospectus of your specific insurance product will indi-cate which Portfolios are available and should be read in conjunction with this prospectus. Inclusion in this prospectus of a Portfolio which is not available under your contract or policy is not to be considered a solicita-tion.

 FOR MORE INFORMATION

 Annual/Semiannual Report
 Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfo-lios' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal year.

 Your insurance company will provide you with annual and semiannual reports for those Portfolios serving as the investment vehicle for your variable annuity contract or variable life insurance policy.

 Statement of Additional Information
 Additional information about the Portfolios and their policies is also avail-able in the Portfolios' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

 The Additional Statement is available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone--Call 1-800-621-2550
 By mail--Goldman, Sachs & Co.,
          85 Broad Street,
          New York, New York 10004
 By e-mail--gs-funds@gs.com
 On the Internet--Text-only versions of Trust documents are located online and may be downloaded from: SEC--http://www.sec.gov
                  Goldman Sachs--http://www.gs.com
                  (Prospectus Only)

 You may review and obtain copies of Trust documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Trust documents by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Information on the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. The Trust's investment company registration number is 811-08361.

                                     [LOGO]

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION

                      GOLDMAN SACHS GROWTH AND INCOME FUND
                       GOLDMAN SACHS CORE U.S. EQUITY FUND
                    GOLDMAN SACHS CORE LARGE CAP GROWTH FUND
                     GOLDMAN SACHS CORE LARGE CAP VALUE FUND
                    GOLDMAN SACHS CORE SMALL CAP EQUITY FUND
                        GOLDMAN SACHS CAPITAL GROWTH FUND
             GOLDMAN SACHS MID CAP VALUE FUND (FORMERLY, GOLDMAN
                          SACHS MID CAP EQUITY FUND)
                  GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
                     GOLDMAN SACHS INTERNATIONAL EQUITY FUND
                  GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
                        GOLDMAN SACHS GLOBAL INCOME FUND
                          GOLDMAN SACHS HIGH YIELD FUND
             (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)

                               One New York Plaza
                            New York, New York 10004

         This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Global Income Fund and Goldman Sachs High Yield Fund dated May 1, 1999 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.

         The audited financial statements and related Report of Independent Public Accountants, contained in the 1998 Annual Report of each of the Funds are incorporated herein by reference into this Additional Statement. No other part of the Annual or any Semi-Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-292-4726.

The date of this Additional Statement is May 1, 1999.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
INTRODUCTION...........................................................B-1

INVESTMENT OBJECTIVES AND POLICIES.....................................B-2

INVESTMENT RESTRICTIONS...............................................B-52

MANAGEMENT............................................................B-54

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................B-72

NET ASSET VALUE.......................................................B-76

PERFORMANCE INFORMATION...............................................B-78

SHARES OF THE TRUST...................................................B-83

TAXATION..............................................................B-86

OTHER INFORMATION.....................................................B-90

FINANCIAL STATEMENTS..................................................B-91

APPENDIX A.............................................................A-1

APPENDIX B.............................................................B-1


GOLDMAN SACHS ASSET MANAGEMENT
Adviser to:
  Goldman Sachs Growth and Income Fund
  Goldman Sachs CORE U.S. Equity Fund
  Goldman Sachs CORE Large Cap Growth Fund
  Goldman Sachs CORE Large Cap Value Fund
  Goldman Sachs CORE Small Cap Equity Fund
  Goldman Sachs Capital Growth Fund
  Goldman Sachs Mid Cap Value Fund
  Goldman Sachs CORE International Equity Fund
  Goldman Sachs Short Duration Government Fund
  Goldman Sachs High Yield Fund
One New York Plaza
New York, New York 10004


GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, IL 60606

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Adviser to:
  Goldman Sachs International Equity Fund
  Goldman Sachs Global Income Fund
133 Peterborough Court
London, England EC4A 2BB


                         Toll free.......800-292-4726

                                  INTRODUCTION

        Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs Growth and Income Fund ("Growth and Income Fund"), CORE U.S. Equity Fund ("CORE U.S. Equity Fund"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth Fund"), Goldman Sachs CORE Large Cap Value Fund ("CORE Large Cap Value Fund"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity Fund"), Goldman Sachs Capital Growth Fund ("Capital Growth Fund"), Goldman Sachs Mid Cap Value Fund ("Mid Cap Value Fund"), Goldman Sachs CORE International Equity Fund ("CORE International Equity Fund"), Goldman Sachs International Equity Fund ("International Equity Fund"), (collectively referred to herein as the "Equity Funds"), Goldman Sachs Short Duration Government Fund ("Short Duration Government Fund"), Goldman Sachs Global Income Fund ("Global Income Fund") and Goldman Sachs High Yield Fund ("High Yield Fund") (collectively referred to herein as the "Fixed Income Funds" and collectively with the Equity Funds referred to herein as the "Funds"). Other series of the Trust are described in a separate Additional Statement.

        Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Additional series may be added in the future. Each Fund is a separately managed, diversified Mutual Fund with its own investment objectives and policies.

        Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, Short Duration Government and High Yield Funds. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs, serves as investment adviser to the International Equity and Global Income Funds. GSAM and GSAMI are sometimes referred to collectively herein as the "Advisers." Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

                       INVESTMENT OBJECTIVES AND POLICIES

        Each Fund's share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. There is no assurance that any Fund will achieve its objective.

CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds

        Under normal circumstances, these Funds will invest at least 90% of their total assets in equity securities. The investment strategy of the CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds will be implemented to the extent it is consistent with maintaining a Fund's qualification as a regulated investment company under the Internal Revenue Code.

        Since normal settlement for equity securities is three trading days (for certain international markets settlement may be longer), the Funds will need to hold cash balances to satisfy shareholder redemption requests. Such cash balances will normally range from 2% to 5% of a Fund's net assets. The Funds may purchase futures contracts only with respect to the S&P 500 Index (in the case of CORE U.S. Equity Fund) and a representative index (in the case of CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds) in order to keep a Fund's effective equity exposure close to 100%. For example, if cash balances are equal to 10% of the net assets, the Fund may enter into long futures contracts covering an amount equal to 10% of the Fund's net assets. As cash balances fluctuate based on new contributions or withdrawals, a Fund may enter into additional contracts or close out existing positions. The CORE International Equity Fund may purchase other types of futures contracts as described under "Investment Policies - Futures Contracts and Options on Futures Contracts."

        The Multifactor Models. The Multifactor Models are rigorous computerized rating systems for evaluating different equity markets, currencies and individual equity securities according to a variety of investment characteristics (or factors). The factors used by the Multifactor Models incorporate many variables studied by traditional fundamental analysts and cover measures of value, growth, momentum, risk (e.g. price/earnings ratio, book/price ratio, growth forecasts, earning estimate revisions, price momentum, volatility and earnings stability). All of these factors have been shown to significantly impact the performance of the equity securities, currencies and markets they were designated to forecast.

        Because they include many disparate factors, the Adviser believes that the Multifactor Models are broader in scope and provide a more thorough evaluation than most conventional, value-oriented quantitative models. As a result, the securities, currencies and markets ranked highest by the Multifactor Models do not have one dominant investment characteristic (such as a low price/earnings ratio); rather, such securities or markets possess many different investment characteristics. By using a variety of relevant factors to select securities, currencies and markets the Adviser believes that the Fund will be better balanced and have more consistent performance than an investment portfolio that uses only one or two factors to select such investments.

        The Adviser will monitor, and may occasionally suggest and make changes to, the method by which securities, currencies and markets are selected for or weighted in a Fund. Such changes (which may be the result of changes in the Multifactor Models or the method of applying the Multifactor Models) may include: (i) evolutionary changes to the structure of the Multifactor Models (e.g., the addition of new factors or a new means of weighting the factors);
(ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes in the method by which securities, currencies or markets are weighted in a Fund. Any such changes will preserve a Fund's basic investment philosophy of combining qualitative and quantitative methods of selecting securities using a disciplined investment process.

International Equity Fund
-------------------------

        International Equity Fund will seek to achieve its investment objective by investing primarily in equity and equity-related securities of issuers that are organized outside the United States or whose securities are principally traded outside the United States. Because research coverage outside the United States is fragmented and relatively unsophisticated, many foreign companies that are well-positioned to grow and prosper have not come to the attention of investors. GSAMI believes that the high historical returns and less efficient pricing of foreign markets create favorable conditions for International Equity Fund's highly focused investment approach. For a description of the risks of the International Equity Fund's investments in Asia, see "Investing in Emerging Markets, including Asia."

        A Rigorous Process of Stock Selection. Using fundamental industry and company research, GSAMI's equity team in London, Singapore and Tokyo seeks to identify companies that may achieve superior long-term returns. Stocks are carefully selected for International Equity Fund's portfolio through a three-stage investment process. Because International Equity Fund is a long-term holder of stocks, the portfolio managers adjust International Equity Fund's portfolio only when expected returns fall below acceptable levels or when the portfolio managers identify substantially more attractive investments.

        Using the research of Goldman Sachs as well as information gathered from other sources in Europe and the Asia-Pacific region, the Adviser seeks to identify attractive industries around the world. Such industries are expected to have favorable underlying economics and allow companies to generate sustainable and predictable high returns. As a rule, they are less economically sensitive, relatively free of regulation and favor strong franchises.

        Within these industries the Adviser seeks to identify well-run companies that enjoy a stable competitive advantage and are able to benefit from the favorable dynamics of the industry. This stage includes analyzing the current and expected financial performance of the company; contacting suppliers, customers and competitors; and meeting with management. In particular, the portfolio managers look for companies whose managers have a strong commitment to both maintaining the high returns of the existing business and reinvesting the capital generated at high rates of return. Management should act in the interests of the owners and seek to maximize returns to all stockholders.

        GSAMI's currency team manages the foreign exchange risk embedded in foreign equities by means of a currency overlay program. The program may be utilized to protect the value of foreign investments in sustained periods of dollar appreciation and to add returns by seeking to take advantage of foreign exchange fluctuations.

        The members of GSAMI's international equity team bring together years of experience in analyzing and investing in companies in Europe and the Asia-Pacific region. Their expertise spans a wide range of skills including investment analysis, investment management, investment banking and business consulting. GSAMI's worldwide staff of over 300 professionals includes portfolio managers based in London, Singapore and Tokyo who bring firsthand knowledge of their local markets and companies to every investment decision.

Short Duration Government Fund
------------------------------

         Short Duration Government Fund is designed for investors who seek a high level of current income, relative stability of principal and the high credit quality of securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, without incurring the administrative and accounting burdens involved in direct investment.

         Market and economic conditions may affect the investments of the Short Duration Government Fund differently than the investments normally purchased by such investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which the Short Duration Government Fund may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.

         High Current Income. The Short Duration Government Fund seeks a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Short Duration Government Fund does not maintain a constant net asset value per share and is subject to greater fluctuations in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Short Duration Government Fund are not insured or guaranteed by any government agency. The Short Duration Government Fund seeks to provide such high current income without sacrificing credit quality.

         Relative Low Volatility of Principal. The Short Duration Government Fund seeks to minimize net asset value fluctuations by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The duration target of the Short Duration Government Fund is that of the 2-year U.S. Treasury Security plus or minus .5 years. There is no assurance that these strategies for the Short Duration Government Fund will always be successful.

        Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association ("Ginnie Mae") and other Mortgage-Backed Securities may prefer professional management and administration of their Mortgage-Backed Securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of net asset value requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs' highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed-income securities.

Global Income Fund
------------------

        Global Income Fund is designed for investors seeking a combination of high income, capital appreciation, stability of principal, experienced professional management, flexibility and liquidity. However, investing in the Fund involves certain risks and there is no assurance that the Fund will achieve its investment objective. The securities in which the Fund invests will be rated, at the time of investment, at least BBB or Baa by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, will be determined by the Adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

        In selecting securities for the Fund, portfolio managers consider such factors as the security's duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation. In determining the countries and currencies in which the Fund will invest, the Fund's portfolio managers form opinions based primarily on the views of Goldman Sachs' economists as well as information provided by securities dealers, including information relating to factors such as interest rates, inflation, monetary and fiscal policies, taxation, and political climate. The portfolio managers apply the Black-Litterman Model (the "Model") to their views to develop a portfolio that produces, in the view of the Adviser, the optimal expected return for a given level of risk. The Model factors in the opinions of the portfolio managers, adjusting for their level of confidence in such opinions, with the views implied by an international capital asset pricing formula. The Model is also used to maintain the level of portfolio risk within the guidelines established by the Adviser.

        High Income. Global Income Fund's portfolio managers will seek out the highest yielding bonds in the global fixed-income market that meet the Global Income Fund's credit quality standards and certain other criteria.

        Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country's currency as well as a country's fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.

        Portfolio Management Flexibility. Global Income Fund is actively managed. The Fund's portfolio managers invest in countries that, in their judgment, meet the Fund's investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

        Relative Stability of Principal. Global Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed-income securities and currencies reduces the dependence of the Fund's performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund's policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.

        Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.

High Yield Fund
---------------

        High Yield Fund's Investment Process. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, issuer selection. In addition, the Adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets. GSAM starts the investment process with economic analysis based on research generated by the Goldman Sachs Global Economic Research Group and others to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, the High Yield Fund's portfolio managers have access to Goldman, Sachs & Co.'s highly regarded Credit Research and Global Investment Research Departments, as well as analysis from the firm's High Yield Research Group, a dedicated group of 14 professionals in the high yield and emerging market corporate bond research area, consisting of industry and regional market specialists. In addition, the Fund's portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor's Ratings Group and Moody's Investors Services, Inc. High Yield Fund's portfolio managers and credit analysts also conduct their own in-depth analysis of each issue considered for inclusion in the Fund's portfolio. The portfolio managers and credit analysts evaluate such factors as a company's competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to accurately analyze a company's future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. GSAM's goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company's debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. GSAM believes that this ongoing reassessment is more valuable than relying on a "snapshot" view of a company's ability to service debt at one or two points in time.

        High Yield Fund's portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While GSAM will avoid excessive concentration in any one industry, the Fund's specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund's portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.

        Return on and Risks of High Yield Securities. High yield bonds can deliver consistently higher yields and total return (and higher volatility) than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.

        For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.

Corporate Debt Obligations
--------------------------

        Each Fund (other than the Short Duration Government Fund) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

        Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

        Trust Preferreds. The Global Income and High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

        High Yield Securities. Bonds rated BB or below by Standard & Poor's Ratings Group ("Standard & Poor's") or Ba or below by Moody's Investor Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.

        The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

        The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

        Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Growth and Income, Capital Growth, Mid Cap Value, International Equity, Global Income and High Yield Funds invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

        Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

        The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. A Fund may be required to liquidate other portfolio securities to satisfy a Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser monitors the investments in a Fund's portfolio and evaluates whether to dispose of or retain non-investment grade and comparable unrated securities whose credit ratings or credit quality have changed.

        The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

        Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

        Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities. A Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

        Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser's credit analysis than would be the case with investments in investment-grade debt obligations. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser monitors the investments in a Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

         Loan Participations. The High Yield Fund may invest in loan participations. Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

         Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

         For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored
-------------------------------------------------------------------------------
Enterprises
-----------

        Each Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

        U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

        Each Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations
----------------

        Each Fund (other than Short Duration Government Fund) may invest in debt obligations issued or guaranteed by United States and foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

        Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.

General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
-------------------------------------------------------------

        Short Duration Government, Global Income and High Yield Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

        PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

        Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See "Taxation."

Zero Coupon Bonds
-----------------

        A Fund's investments in fixed income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by a Fund defaults, the Fund may obtain no return at all on its investment. Each Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund's distribution obligations. See "Taxation."

Variable and Floating Rate Securities
-------------------------------------

        The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

        The Short Duration Government, Global Income and High Yield Funds may invest in "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts
------------------

        Each Fund may, with respect to no more than 5% of net assets, invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts"

("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

         High Yield Fund may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities"), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Adviser, excluded from gross income for federal income tax purposes. The High Yield Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund's investment objective and policies.

         Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

         The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

         In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

         For the purpose of applying the Fund's investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

         An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield Fund. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

         The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

         The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

Municipal Leases, Certificates of Participation and Other Participation
-----------------------------------------------------------------------
Interests
---------

         The High Yield Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund's original investment.

         Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

         Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

         The High Yield Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying Municipal Security, plus accrued interest. The High Yield Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax.

Auction Rate Securities
-----------------------

         The High Yield Fund may invest in auction rate securities. Auction rate securities consist of auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for purpose of determining the securities' duration.

         Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Code.

         The Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Fund.

Other Types of Municipal Securities
-----------------------------------

         Other types of Municipal Securities in which the High Yield Fund may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds and insured municipal obligations.

Call Risk and Reinvestment Risk
-------------------------------

         Municipal Securities may include "call" provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund's portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities
---------------------------------------------

        General Characteristics. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International

Equity Funds) may invest in Mortgage-Backed Securities. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

        The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a Fund invests in Mortgage-Backed Securities, the Advisers may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

        Adjustable Rate Mortgage Loans ("ARMs"). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

        Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.


        ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMS could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

        There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of each Fund's portfolio and, therefore, in the net asset value of each Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

        Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

        Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Funds' investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Funds' receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.      Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed
        -----------
        due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

        Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.      Rights of Redemption. In some states, after foreclosure of a mortgage
        --------------------
        loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.      Legislative Limitations. In addition to anti-deficiency and related
        -----------------------
        legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.      "Due-on-Sale" Provisions. Fixed-rate mortgage loans may contain a
        ------------------------
        so-called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.      Usury Laws. Some states prohibit charging interest on mortgage loans in
        ----------
        excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.


        Government Guaranteed Mortgage-Backed Securities. There are several types of guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. A Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.


        A Fund's investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

        Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

        Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

        Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

        Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

        Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

        The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

        Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

        Mortgage Pass-Through Securities. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Mid Cap Value and CORE International Equity Funds) may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

        The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

                Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

        Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate
                                                    --------
basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

        Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of
            --------
principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan
            --------
when paid by the mortgagor in subsequent monthly payments or at maturity.

                Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

                Credit Enhancement. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

                Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

        In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

        The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

                Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

                Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

                Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

                Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. A Fund may invest in multiple class securities including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

        Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

        Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie

Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

        CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

        CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

        The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

        Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

        A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

        Stripped Mortgage-Backed Securities. The Short Duration Government, Global Income and High Yield Funds may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Fund's limitation on investments in illiquid securities. A Fund's Adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities
-----------------------

        Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

        Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

        Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

        Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Growth and CORE Large Cap Value Funds may only enter into such transactions with respect to a representative index. CORE U.S. Equity Fund may enter into future contracts only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. Each Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction or another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

        Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

        When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Short Duration Government, Global Income and High Yield Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

        Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While each Fund will usually liquidate futures contracts on securities or currency in this manner, a Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

        Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that a Fund owns or proposes to acquire. A Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the applicable Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, a Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Advisers will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

        On other occasions, a Fund may take a "long" position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

        Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

        The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.

        The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

        Other Considerations. Each Fund will engage in futures transactions and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

        In addition to bona fide hedging, a CFTC regulation permits a Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.

        Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

        While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

        Perfect correlation between a Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

        Writing Covered Options. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may write (sell) covered call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. A Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

        A put option written by a Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

        Call and put options written by a Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.

        In addition, a written call option or put option may be covered by segregating cash or liquid assets (either of which may be quoted or denominated in any currency), by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a Fund's net exposure on its written option position.

        A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

        A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Fund) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

        A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

        Purchasing Options. Each Fund (other than the CORE U.S. Equity, CORE Large Cap Growth and CORE Large Cap Value Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

        A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the call option.

        A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

        A Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.

        Yield Curve Options. The Short Duration Government, Global Income and High Yield Funds, with respect to up to 5% of their net assets, may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

        The Short Duration Government, Global Income and High Yield Funds may purchase or write yield curve options for the same purposes as other options on securities. For example, the Short Duration Government, Global Income and High Yield Funds may purchase a call option on the yield spread between two securities if any such Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. Global Income and High Yield Funds may also purchase or write yield curve options in an effort to increase their current income if, in the judgment of the Adviser, the Funds will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

        Yield curve options written by the Short Duration Government, Global Income and High Yield Funds will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed.

        Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        Each Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission ("SEC") changes its position, each Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

        Transactions by each Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

        The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
----------------------------------

        Each Fund other than the Short Duration Government and Global Income Funds may invest up to 5% of its net assets, calculated at the time of purchase, in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. A Fund will invest in warrants and rights only if such securities are deemed appropriate by the Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments
-------------------

        Investments in foreign securities may offer potential benefits that are not available from investing exclusively in U.S. dollar-denominated domestic issues. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the applicable Adviser, to offer the potential for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

        Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. International Equity, Global Income and High Yield Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which a Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

        Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

        Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of a Fund's assets are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

        Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") and

European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

        ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

        To the extent a Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

        Each Fund (except CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.



        Investing in Emerging Markets. The CORE International Equity and International Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including Emerging Country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Mid Cap Value and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including Emerging Country issuers. Global Income and High Yield Funds may invest in debt securities of foreign issuers, including issuers in Emerging Countries. In addition, certain of the CORE International Equity, International Equity and High Yield Funds' potential investment and management techniques entail special risks.



        Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.

        Emerging Country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. A Fund's investments in Emerging Countries are subject to the risk that the liquidity of particular instruments, or investments generally, in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

        Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

        Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees. These restrictions may limit a Fund's investment in certain Emerging Countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions which require government consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain Emerging Countries.

        Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds' assets.

        The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

        A Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

        Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets uninvested and no return is earned thereon. Inability to make intended security purchases or sale due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in Emerging Countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

        Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

        A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

        Forward Foreign Currency Exchange Contracts. Growth and Income, Mid Cap Value and Capital Growth Funds may enter into forward foreign currency exchange contracts for hedging purposes. International Equity, Global Income and High Yield Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

        At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always effected with the currency trader who is a party to the original forward contract.

        A Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of such Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund's foreign assets.

        The CORE International Equity, International Equity, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. The CORE International Equity, International Equity, Global Income and High Yield Funds may also purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

        Unless otherwise covered, cash or liquid assets will be segregated in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Global Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

        While a Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

        Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligation. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

        Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. A Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Adviser.

        Writing and Purchasing Currency Call and Put Options. Each Fund (except CORE U.S. Equity, CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity and Short Duration Government Funds) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when a Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

        CORE International Equity, International Equity, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, CORE International Equity, International Equity, Global Income and High Yield Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio.

        A call option written by a Fund obligates a Fund to sell specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by a Fund would obligate a Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

        A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

        A Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by a Fund are quoted or denominated. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

        A Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of a Fund's portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

        In addition to using options for the hedging purposes described above, CORE International Equity, International Equity, Global Income and High Yield Funds may use options on currency to seek to increase total return. CORE International Equity, International Equity, Global Income and High Yield Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, CORE International Equity, International Equity, Global Income and High Yield Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, CORE International Equity, International Equity, Global Income and High Yield Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

        Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

        A Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.

        The amount of the premiums which a Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls

        Short Duration Government and Global Income Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

        For financial reporting and tax purposes, the Short Duration Government and Global Income Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Short Duration Government and Global Income Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

        Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Adviser's ability to manage a Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities
----------------------

        Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.


Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-------------------------------

        The CORE International Equity, International Equity, the Short Duration Government, Global Income and High Yield Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Short Duration Government, Global Income and High Yield Funds may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

        A Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Fund under a currency swap or an interest rate floor, cap or collar are covered by segregated cash or liquid assets, the Funds and the Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

        The CORE International Equity and International Equity Funds will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser. The Short Duration Government Fund will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. The Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Funds' transactions in swaps, caps, floors and collars.

        The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps
------------

         The Equity Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

         A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be segregated. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Funds and their Advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

Real Estate Investment Trusts
-----------------------------

         The Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities
-------------------------------

        Each Fund may lend portfolio securities. [The Short Duration Government, Global Income and High Yield Funds may not engage in portfolio securities lending in excess of 5% of net assets.] Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. A Fund would not have the right to vote any securities having voting rights during the existence of the loan, but a Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Advisers to be of good standing, and when, in the judgment of the Advisers, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Advisers determine to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of a Fund (including the loan collateral).

When-Issued Securities and Forward Commitments
----------------------------------------------

        Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. The Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining a Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------

        Each Fund may invest [up to 5% of its net assets,] [calculated at the time of purchase,] in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

        Each Equity Fund reserves the right to invest [up to 5% of its net] and each Fixed Income Fund reserves the right to invest [up to 10% of its total assets], calculated at the time of investment in the securities of other investment companies. Each Fixed Income Fund may not invest more than 5% of its total assets in the securities of any one investment company. No Fund may acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, the Funds may invest in money market funds for which an Adviser or any of its affiliates serves as investment adviser. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a money market fund for which an Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to an Adviser or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the Adviser or any of its affiliates.

        Each Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange).

        The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

        SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

        The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

        Each Fund (other then CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Each Fund (other than CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and Short Duration Government Funds) may invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------

        Each Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

        For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

        The Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

        In addition, a Fund, together with other registered investment companies having advisory agreements with the Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------

         The Fixed Income Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund's outstanding shares.

         When a Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by the Adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities
----------------------------------

        Each Fund may purchase securities that are not registered or offered in an exempt non-public offering ("Restricted Securities") under the Securities Act of 1933, as amended ("1933 Act"), including securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. However, a Fund will not invest more than 15% of its net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Advisers determine and monitor the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

        The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover
------------------

        Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.

                             INVESTMENT RESTRICTIONS

        The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. See "Investment Objectives and Policies" in the Prospectus. For purposes of the Act, "majority" means the lesser of (a) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Fund. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

With respect to the Funds' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

        As a matter of fundamental policy, a Fund may not:

                (1) make any investment inconsistent with the Fund's classification as a diversified company under the Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the Act;

                (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

                (3) borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage transactions in mortgage dollar rolls which are accounted for as financings;

                (4) make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

                (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

                (6) purchase, hold or deal in real estate, although a Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Fund as a result of the ownership of securities;

                (7) invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

                (8) issue senior securities to the extent such issuance would violate applicable law.

        Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Fund.

        In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

        A Fund may not:

        (a) Invest in companies for the purpose of exercising control or management;

        (b) Invest more than 15% of the Fund's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

        (c) Purchase additional securities if the Fund's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

        (d) Make short sales of securities, except short sales against the box.


                                   MANAGEMENT

        The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

        Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------

Ashok N. Bakhru, 56              Chairman         Chairman of the Board of Trustees - Goldman
1325 Ave. of the Americas        & Trustee        Sachs Trust (registered investment company);
New York, NY 10019                                Executive Vice President - Finance and
                                                  Administration and Chief Financial Officer,
                                                  Coty Inc. (since April 1996); President, ABN
                                                  Associates (July 1994 - March 1996); Senior Vice
                                                  President of Scott Paper Company (until June 1994);
                                                  Director of Arkwright Mutual Insurance Company
                                                  (1994-Present); Trustee of International House of
                                                  Philadelphia (1989-Present); Member of Cornell
                                                  University Council (1992-Present); Trustee of the
                                                  Walnut Street Theater (1992-Present).

*David B. Ford, 52               Trustee          Trustee - Goldman Sachs Trust (registered
One New York Plaza                                investment company); Director, Commodities
New York, NY 10004                                Corp. LLC (since April 1997); Managing Director,
                                                  J. Aron & Company (since November 1996); Managing
                                                  Director, Goldman, Sachs & Co. Investment Banking
                                                  Division (since November 1996); Director, CIN Management
                                                  (since August 1996); Chief Executive Officer & Managing
                                                  Director and Director, Goldman Sachs Asset Management
                                                  International (since November 1995 and December 1994,
                                                  respectively); Co-Head, Goldman, Sachs & Co. Asset
                                                  Management Division (since November 1995); Co-Head and
                                                  Director, Goldman Sachs Funds Management Inc. (since
                                                  November 1995 and December 1994, respectively); Chairman
                                                  and Director, Goldman Sachs Asset Management Japan
                                                  Limited (since November 1994).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
*Douglas C. Grip, 36             Trustee          Trustee and President - Goldman Sachs Trust
One New York Plaza               & President      (registered investment company); Managing
New York, NY 10004                                Director, Goldman, Sachs & Co. Asset Management
                                                  Division (since November 1997); President, Goldman
                                                  Sachs Fund Group (since April 1996); President,
                                                  MFS Retirement Services Inc., of Massachusetts Financial
                                                  Services (prior thereto).

*John P. McNulty, 46             Trustee          Trustee - Goldman Sachs Trust (registered
One New York Plaza                                investment company); Managing Director, Goldman
New York, NY 10004                                Sachs (since 1996); General Partner, J. Aron &
                                                  Company (since November 1995); Director and
                                                  Co-Head, Goldman Sachs Funds Management Inc.
                                                  (since November 1995); Director, Goldman Sachs
                                                  Asset Management International (since January
                                                  1996); Director, Global Capital Reinsurance
                                                  (since 1989); Director, Commodities Corp. LLC
                                                  (since April 1997); Limited Partner of Goldman,
                                                  Sachs & Co.(1994 - November 1995).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------

Mary P. McPherson, 63            Trustee          Trustee - Goldman Sachs Trust (registered
The Andrew W.                                     investment company); Vice President and Senior
Mellon Foundation                                 Program Officer, The Andrew W. Mellon Foundation
140 East 62nd Street                              (since October 1997); President Emeritus of
New York, NY 10021                                Bryn Mawr College (1978-1997); Director of Josiah
                                                  Macy, Jr. Foundation (since 1977); Director of the
                                                  Philadelphia Contributionship (since 1985); Director
                                                  of Amherst College (since 1986); Director of Dayton
                                                  Hudson Corporation (1988-1997); Director of the Spenser
                                                  Foundation (since 1993); and member of PNC Advisory
                                                  Board (since 1993).

*Alan A. Shuch, 49               Trustee          Trustee - Goldman Sachs Trust (registered investment
One New York Plaza                                company); Limited Partner, Goldman, Sachs & Co.
New York, NY 10004                                (since 1994); Consultant to Goldman Sachs Asset
                                                  Management (since 1994); Director, Chief Operating
                                                  Officer and Vice President of Goldman Sachs Funds
                                                  Management, Inc. (from November 1993 - November 1994);
                                                  President and Chief Operating Officer, GSAM - Japan
                                                  Limited (November 1993 - November 1994); Director, Goldman
                                                  Sachs Asset Management International (November 1993 -
                                                  November 1994); General Partner, Goldman, Sachs & Co.
                                                  Investment Banking (December 1986 - November 1994).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
Jackson W. Smart, Jr., 68        Trustee          Trustee - Goldman Sachs Trust (registered
One Northfield Plaza Suite 218                    investment company); Chairman, Executive Committee,
Northfield, IL 60093                              First Commonwealth, Inc. (a managed dental care company)
                                                  (since January 1996); Chairman and Chief Executive
                                                  Officer, MSP Communications Inc. (a company engaged in
                                                  radio broadcasting) (November 1988 - December 1997);
                                                  Director, Federal Express Corporation (NYSE) (since 1976);
                                                  Director, Evanston Hospital Corporation (since 1980).

William H. Springer, 69          Trustee          Trustee - Goldman Sachs Trust (registered
701 Morningside Drive                             investment company); Director, Walgreen Co. (a
Lake Forest, IL 60045                             retail drug store business) (since April 1998);
                                                  Director of Baker, Fentress & Co. (a closed-end,
                                                  non-diversified management investment company) (April
                                                  1992 - present); Trustee, Northern Institutional Funds
                                                  (since April 1984).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
Richard P. Strubel, 59           Trustee          Trustee - Goldman Sachs Trust (registered
737 N. Michigan Ave., Suite 1405                  investment company); Managing Director, Tandem
Chicago, IL 60611                                 Partners, Inc. (since 1990); Director of Kaynar
                                                  Technologies Inc. (since March 1997); President
                                                  and Chief Executive Officer, Microdot, Inc. (a
                                                  diversified manufacturer of fastening systems
                                                  and connectors) (January 1984 - October 1994);
                                                  Trustee, Northern Institutional Funds (since
                                                  December 1982).

*Nancy L. Mucker, 49             Vice President   Vice President - Goldman Sachs Trust registered
4900 Sears Tower                                  investment company); Vice President,  Goldman,
Chicago, IL 60606                                 Sachs & Co. (since April 1985); Co-Manager of
                                                  Shareholder Servicing of GSAM (since November 1989).

*John M. Perlowski, 34           Treasurer        Treasurer - Goldman Sachs Trust (registered
One New York Plaza                                investment company); Vice President, Goldman,
New York, NY 10004                                Sachs & Co. Incorporated  (since July 1995);
                                                  Director, Investors Bank and Trust (November
                                                  1993 - July 1995).

*James A. Fitzpatrick, 38        Vice President   Vice President - Goldman Sachs Trust
4900 Sears Tower                                  (registered investment company); Vice President
Chicago, IL 60606                                 of Goldman Sachs Asset Management (since April
                                                  1997); Vice President and General Manager, First
                                                  Data Corporation - Investor Services Group
                                                  (prior thereto).

Name, Age                        Positions              Principal Occupation(s)
And Address                      With Trust              During Past 5 Years
-----------                      ----------             -----------------------
Jesse Cole, 35                   Vice President         Vice President - Goldman Sachs Trust
4900 Sears Tower                                        (registered investment company); Vice
Chicago, IL  60606                                      President, Goldman Sachs Asset Management (June
                                                        1998 to Present); Vice President, AIM Management
                                                        Group, Inc. (investment adviser) (April 1996-June
                                                        1998); Assistant Vice President, The Northern
                                                        Trust Company (June 1987-April 1996).

Philip V. Giuca , Jr., 36        Assistant              Assistant Treasurer - Goldman Sachs Trust
10 Hanover Square                Treasurer              (registered investment company); Vice
New York, NY  10004                                     President, Goldman, Sachs & Co. (May
                                                        1992-Present); Tax Accountant, Goldman, Sachs &
                                                        Co. (December 1990-May 1992).

Anne Marcel, 40                  Vice President         Vice President - Goldman Sachs Trust
4900 Sears Tower                                        (registered investment company); Vice
Chicago, IL  60606                                      President, Goldman Sachs Asset Management
                                                        (June 1998-Present); Vice President, Stein Roe &
                                                        Farnham, Inc. (October 1992-June 1998).

Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
*Michael J. Richman, 38          Secretary        Secretary - Goldman Sachs Trust (registered
85 Broad Street                                   investment company); General Counsel of the
New York, NY  10004                               Funds Group of Goldman Sachs Asset Management
                                                  (since December 1997); Associate General Counsel
                                                  of Goldman Sachs Asset Management (February 1994
                                                  - December 1997); Vice President and Assistant
                                                  General Counsel of Goldman, Sachs & Co. (since
                                                  June 1992); Counsel to the Funds Group, GSAM
                                                  (June 1992 - December 1997); Partner, Hale and
                                                  Dorr (September 1991 - June 1992).

*Howard B. Surloff, 33           Assistant        Assistant Secretary - Goldman Sachs Trust
85 Broad Street                  Secretary        (registered investment company); Assistant
New York, NY  10004                               General Counsel, Goldman Sachs Asset Management
                                                  and Associate General Counsel to the Funds Group
                                                  (since December 1997); Assistant General Counsel
                                                  and Vice President, Goldman, Sachs & Co.(since
                                                  November 1993 and May 1994, respectively);
                                                  Counsel to the Funds Group, Goldman Sachs Asset
                                                  Management (November 1993 - December 1997);
                                                  Associate of Shereff, Friedman, Hoffman &
                                                  Goodman (prior thereto).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
*Valerie A. Zondorak, 32         Assistant        Assistant Secretary - Goldman Sachs Trust
85 Broad Street                  Secretary        (registered investment company); Assistant
New York, NY  10004                               General Counsel, Goldman Sachs Asset Management
                                                  and Assistant General Counsel to the Funds Group
                                                  (since December 1997); Vice President and
                                                  Assistant General Counsel, Goldman, Sachs &
                                                  Co.(since March 1997 and December 1997,
                                                  respectively); Counsel to the Funds Group,
                                                  Goldman Sachs Asset Management (March 1997 -
                                                  December 1997); Associate of Shereff, Friedman,
                                                  Hoffman & Goodman (prior thereto).

*Steven E. Hartstein, 35         Assistant        Assistant Secretary - Goldman Sachs Trust
85 Broad Street                  Secretary        (registered investment company); Associate,
New York, NY  10004                               Goldman, Sachs & Co. (since December 1998);
                                                  Legal Products Analyst, Goldman, Sachs & Co.
                                                  (June 1993 - December 1998); Funds Compliance
                                                  Officer, Citibank Global Asset Management
                                                  (August 1991 - June 1993).

*Deborah A. Farrell, 27          Assistant        Assistant Secretary - Goldman Sachs Trust
85 Broad Street                  Secretary        (registered investment company); Legal Products
New York, NY  10004                               Analyst, Goldman, Sachs & Co. (since December
                                                  1998); Legal Assistant, Goldman, Sachs & Co.
                                                  (January 1996 - December 1998); Executive
                                                  Secretary, Goldman, Sachs & Co. (January 1994 -
                                                  January 1996); Legal Secretary, Cleary,
                                                  Gottlieb, Steen and Hamilton (September 1990 -
                                                  January 1994).


Name, Age                        Positions        Principal Occupation(s)
And Address                      With Trust         During Past 5 Years
-----------                      ----------       ---------------------
*Kaysie P. Uniacke, 37           Assistant        Assistant Secretary - Goldman Sachs Trust
One New York Plaza               Secretary        (registered investment company); Managing
New York, NY  10004                               Director, Goldman Sachs Asset Management (since
                                                  1997); Vice President and Senior Portfolio
                                                  Manager, Goldman Sachs Asset Management (since
                                                  1988).

*Elizabeth D. Anderson, 29       Assistant        Assistant Secretary - Goldman Sachs Trust
One New York Plaza               Secretary        (registered investment company); Portfolio
New York, NY  10004                               Manager, Goldman Sachs Asset Management (since
                                                  April 1996); Junior Portfolio Manager, Goldman
                                                  Sachs Asset Management (1995 - April 1996);
                                                  Funds Trading Assistant, Goldman Sachs Asset
                                                  Management (1993 - 1995); Compliance Analyst,
                                                  Prudential Insurance (1991 - 1993).

         Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor. As of __________, 1999 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.

        The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 1998:

                                                         Pension or                 Total
                                                         Retirement             Compensation
                                                          Benefits           from Goldman Sachs
                                   Aggregate             Accrued as         Mutual Funds Complex
                                 Compensation              Part of             (including the
Name of Trustee              from the Portfolios1     Trust's Expenses             Trust)2
---------------              --------------------     ----------------             -------
Ashok N. Bakhru*                   $117,065                  $0                   $117,065
David B. Ford                          0                      0                       0
Douglas C. Grip                        0                      0                       0
John P. McNulty                        0                      0                       0
Mary P. McPherson                    90,875                   0                     90,875
Alan A. Shuch                          0                      0                       0
Jackson W. Smart                     84,875                   0                     84,875
William H. Springer                  84,875                   0                     84,875
Richard P. Strubel                   84,875                   0                     84,875

--------------

         *    Includes compensation as Chairman of the Board of Trustees.

         1. Reflects amount paid by Goldman Sachs Variable Insurance Trust during fiscal year ended December 31, 1998.

         2. The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of ___ mutual funds, including eight fixed-income funds, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.

Management Services
-------------------

         GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as investment adviser to Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity, Capital Growth, Mid Cap Value, CORE International Equity, Short
Duration Government and High Yield Funds. GSAMI, 133 Peterborough Court, London, England, EC4A 2BB serves as investment adviser to International Equity and Global Income Funds. See "Service Providers" in the Funds' Prospectus for a description of the applicable Adviser's duties to the Funds. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

         Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

         The Advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

         In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

         In structuring the Short Duration Government Fund's securities portfolio, the Adviser will review the existing overall economic and mortgage market trends. The Adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The Adviser will then apply this analysis to a list of eligible securities that meet the Fund's investment guidelines.

         The Short Duration Government and High Yield Funds' Adviser expects to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the Adviser uses a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the Adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the Adviser considers it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the Adviser will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The Adviser will then analyze its value relative to alternative investments and to its own investments. The Adviser will also measure a security's interest rate risk by computing an option adjusted duration (OAD). The Adviser believes a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The Adviser also evaluates returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the Adviser to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

         Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios.

The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

         The Advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for a Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the Advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

         The Advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Funds. The Advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

         Goldman Sachs has agreed to provide the Advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Advisers with respect to a Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

         The fixed-income research capabilities of Goldman Sachs available to the Advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of a Fund's investments.

         In allocating assets among foreign countries and currencies for the Funds which can invest in foreign securities, the Advisers will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the Advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for a Fund given its investment objectives and criteria.

         The Funds' management agreement provides that the Advisers may render similar services to others as long as the services provided thereunder are not impaired thereby.

         The Management agreement with respect to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, International Equity, Global Income and High Yield Funds was approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on October 21, 1998. The Management agreement with respect to the CORE Large Cap Value, CORE International Equity and Short Duration Government Funds was initially approved by the Trustees, including a majority of the non-interested Trustees, on January 22, 1999. The arrangement was approved by the sole shareholder of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, International Equity, Global Income and High Yield Funds on September 26, 1997, and by the sole shareholder of the CORE Large Cap Value, CORE International Equity and Short Duration Government Funds on February 3, 1999, by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Funds. The management agreement will remain in effect with respect to each Fund until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Fund or a majority of the Trustees, and
(b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to each Fund if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Fund on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

         Pursuant to the Management Agreements, the Advisers are entitled to receive the fees listed below, payable monthly of such Fund's average daily net assets.

                                       Management            Management Fee
Fund                                      Fee              Without Limitation

GSAM
Growth and Income Fund                   .75%
CORE U.S. Equity Fund                    .70%
CORE Large Cap Growth Fund               .70%
CORE Large Cap Value Fund                .70%
CORE Small Cap Equity Fund               .75%
Capital Growth Fund                      .75%
Mid Cap Value Fund                       .80%
CORE International Equity Fund           .85%
Short Duration Government Fund           .55%
High Yield Fund                          .70%

GSAMI
International Equity Fund               1.00%
Global Income Fund                       .90%


         For the fiscal period ended December 31, 1998, the amount of the investment advisory fees incurred by each Fund then in existence were as follows:

                                                                           1998

Growth and Income Fund1                                                  $47,801
CORE U.S. Equity Fund2                                                    41,825
CORE Large Cap Growth Fund2                                               37,366
CORE Large Cap ValueFund3                                                   N/A
CORE Small Cap Equity Fund2                                               32,003
Capital Growth Fund4                                                      17,067
Mid Cap Value Fund5                                                       18,776
CORE International Equity Fund3                                             N/A
International Equity Fund1                                                85,560
Short Duration Government Fund3                                             N/A
Global Income Fund1                                                       46,434
High Yield Fund6                                                            N/A

-------------------------------
1        Commenced operations on January 12, 19998.
2        Commenced operations on February 13, 1998.
3        Commenced operations on March 8, 1999.
4        Commenced operations on April 30, 1998.
5        Commenced operations on May 1, 1998.

6        Not Operational.

         Under the Management Agreement, each Adviser also: (i) supervises all non-advisory operations of each Fund that it advises; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund; (iii) arranges for at each Fund's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Fund's records; and (v) provides office space and all necessary office equipment and services.

         Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Advisers, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Funds or impede their investment activities.

         Goldman Sachs and its affiliates, including, without limitation, the Advisers and their advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Funds and/or which engage in transactions in the same types of securities, currencies and instruments. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Funds invest, which could have an adverse impact on each Fund's performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Advisers' and their advisory affiliates' asset management activities, will be executed independently of the Funds' transactions and thus at prices or rates that may be more or less favorable. When the Advisers and their advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Funds.

         From time to time, the Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Advisers and/or their affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Advisers and/or their affiliates are performing services or when position limits have been reached.

         In connection with their management of the Funds, the Advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Advisers will not be under any obligation, however, to effect transactions on behalf of the Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds and it is not anticipated that the Advisers will have access to such information for the purpose of managing the Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Advisers in managing the Funds.

         The results of each Fund's investment activities may differ significantly from the results achieved by the Advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

         The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

         An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding a Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Fund invests.

         In addition, certain principals and certain of the employees of the Advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Funds should be aware.

         Each Adviser may enter into transactions and invest in currencies or instruments on behalf of a Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that the Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which a Fund invests or which may be based on the performance of a Fund. The Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Funds. To the extent affiliated transactions are permitted, the Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

         Each Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that a Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Fund's creditworthiness.

         It is possible that a Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Funds.

Distributor and Transfer Agent
------------------------------

         Goldman Sachs serves as the exclusive distributor of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Under the distribution agreement, each Fund is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Fund as a broker or dealer. Each Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

         The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Fund.

         As agent, the Distributor currently offers shares of each Fund on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Fund may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Fund.

         Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services. For the last fiscal year the amount paid to Goldman Sachs by each Fund then in existence were as follows under the fee schedules then in effect:

                                                                1998

Growth and Income Fund1                                     $26,530
CORE U.S. Equity Fund2                                       26,705
CORE Large Cap Growth Fund2                                  25,676
CORE Large Cap Value Fund3                                     N/A
CORE Small Cap Equity Fund2                                  26,065
Capital Growth Fund4                                         21,905
Mid Cap Value Fund5                                          18,123
CORE International Equity Fund3                                N/A
International Equity Fund1                                   28,662
Short Duration Government Fund3                                N/A
Global Income Fund1                                          27,998
High Yield Fund6                                               N/A

--------------------------
1        Commenced operations on January 12, 19998.
2        Commenced operations on February 13, 1998.
3        Commenced operations on March 8, 1999.
4        Commenced operations on April 30, 1998.
5        Commenced operations on May 1, 1998.
6        Not Operational.


                                   EXPENSES

         The Trust is responsible for the payment of its expenses. The expenses include, without limitation, management fees, custodial and transfer agency fees; brokerage fees and commissions; filing fees for the registration or qualification of the Trust's shares under federal or state securities laws; organizational expenses; fees and expenses incurred by the Trust in connection with membership in investment company organizations; taxes; interest; costs of liability insurance, fidelity bonds or indemnification; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust's shareholders and regulatory authorities; compensation and expenses of the Trust's "non-interested" Trustees; and extraordinary expenses, if any, incurred by the Trust.

         The imposition of the Investment Adviser's fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian
---------

         State Street, P.O. Box 1776, Boston, Massachusetts 02105, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
------------------------------

         Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The portfolio transactions for the Fixed Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities in which the Global Income Fund and High Yield Fund may invest are traded on exchanges at fixed commission rates.

         In placing orders for portfolio securities of a Fund, the Advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time. While the Advisers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the Advisers in the performance of their decision-making responsibilities. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund, and the services furnished by such brokers may be used by the Advisers in providing management services for the Trust.

         In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by the Advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         On occasions when an Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which such Adviser acts as investment adviser or subadviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

         Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

         Subject to the above considerations, the Advisers may use Goldman Sachs as a broker for a Fund. In order for Goldman Sachs to effect any portfolio transactions for each Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

For the past fiscal year, each Fund in existence paid brokerage commissions as follows:

                                                         Total                  Total                Brokerage
                                                       Brokerage              Amount of             Commissions
                                          Total       Commissions            Transaction                Paid
                                        Brokerage       Paid to               on which               to Brokers
                                       Commissions     Affiliated            Commissions             Providing
                                           Paid         Persons                 Paid                  Research

Fiscal Year Ended
December 31, 1998:
Growth and Income Fund                $27,909         15.7           (%)1       6.1          (%)2       N/A
CORE U.S. Equity Fund                   9,120         24.4           (%)1      32.1          (%)2       N/A
CORE Large Cap Growth Fund             10,573         22.1           (%)1      35.9          (%)2       N/A
CORE Large Cap Value Fund3               N/A           N/A                      N/A                     N/A
CORE Small Cap Equity Fund             19,041         20.8           (%)1      43.2          (%)2       N/A
Capital Growth Fund                     5,429          0.3           (%)1      18.6          (%)2       N/A
Mid Cap Value Fund                     12,803          6.8           (%)1       3.6          (%)2       N/A
CORE International Equity Fund3          N/A           N/A           N/A        N/A                     N/A
International Equity Fund              47,226         10.4           (%)1       2.6          (%)2       N/A
Short Duration Government Fund3          N/A           N/A                      N/A                     N/A
Global Income Fund                                                   (%)1                    (%)2       N/A
High Yield Fund3                         N/A           N/A                      N/A                     N/A
----------------------------


1 Percentage of total commissions paid.
2 Percentage of total amount of transactions involving the payment of commissions effected through affiliated persons.
3 Not operational.

         During the fiscal year ended December 31, 1998, the Trust acquired and sold securities of its regular broker/dealers. As of December 31, 1998, the Trust held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands):


Fund                               Broker/Dealer                     Amount

Growth and Income Fund     Donaldson, Lufkin & Jenrette, Inc.      $  77
                           J.P Morgan Securities. Inc.             $ 357
CORE U.S. Equity Fund        Lehman Brothers Inc.                  $ 106
                             Merrill Lynch & Co.                   $  73
CORE Large Cap Growth Fund   Lehman Brothers Inc.                  $  22
                              Merrill Lynch & Co.                  $  93
CORE Large Cap Value Fund              N/A                           N/A
CORE Small Cap Equity Fund             N/A                           N/A
Capital Growth Fund           Donaldson, Lufkin & Jenrette, Inc    $  11
                              J.P. Morgan Securities, Inc.         $  51
Mid Cap Value Fund            Donaldson, Lufkin & Jenrette, Inc.   $ 186
                              J.P. Morgan Securities, Inc.         $ 867
Core International Equity Fund         N/A                           N/A
International Equity Fund              N/A                           N/A
Short Duration Government Fund         N/A                           N/A
Global Income Fund              Merrill Lynch & Co.                $ 102
High Yield Fund                        N/A                           N/A

                                 NET ASSET VALUE

         Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Trustees, the net asset value per share of each Fund is calculated by determining the value of the net assets attributable to that Fund and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time and 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

         In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

         Portfolio securities of a Fund for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the mean between the bid and the asked prices at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the Adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

         The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

         Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.


         The proceeds received by each Fund of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Funds or series except where allocations of direct expenses can otherwise be fairly made.

                             PERFORMANCE INFORMATION

         A Fund may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

         Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

         The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

         Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

         Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

         Each Fund may advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices, or other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

         Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Fund relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

         From time to time the Trust may publish an indication of a Fund's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Fund's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices; (ee) the London

Interbank Offered Rate; (ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Fund to calculate its performance figures.

         Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:


        .       cost associated with aging parents;

        . funding a college education (including its actual and estimated cost);

        .       health care expenses (including actual and projected expenses);

        . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

        . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

        . asset allocation strategies and the benefits of diversifying among asset classes;

        .       the benefits of international and emerging market investments;

        .       the effects of inflation on investing and saving;

        . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

        . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:


        . the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time.

                However, the characteristics of these securities are not identical to, and may be very different from, those of a Fund;


        . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

        . total stock market capitalizations of specific countries and regions on a global basis;

        . performance of securities markets of specific countries and regions;

        . value of a dollar amount invested in a particular market or type of security over different periods of time;

        . volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

        . credit ratings of domestic government bonds in various countries;

        . price volatility comparisons of types of securities over different periods of time; and

        . price and yield comparisons of a particular security over different periods of time.

         In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.

                                                       INTRODUCTION
                                                VALUE OF $1,000 INVESTMENT
                                              (AVERAGE ANNUAL TOTAL RETURN)


  Fund                        Time Period                                Assuming  expense                     Assuming no
                                                                          reimbursements                  expense reimbursements
Growth and Income Fund        1/12/98 - 12/31/98 - Since inception*         5.47%                               3.66%

CORE U.S. Equity Fund         2/13/98 - 12/31/98 - Since inception*        14.73%                              12.71%

CORE Large Cap Growth Fund    2/13/98 - 12/31/98 - Since inception*        16.99%                              14.89%

CORE Small Cap Equity Fund    2/13/98 - 12/31/98 - Since inception*       (9.30)%                              11.72%

Capital Growth Fund           4/30/98 - 12/31/98 - Since inception*       13.40%                               10.40%

Mid Cap Value Fund            5/1/98 - 12/31/98 - Since inception*      (13.56)%                               15.81%

International Equity Fund     1/12/98 - 12/31/98 - Since inception*       20.07%                               18.10%

Global Income Fund            1/12/98 - 12/31/98 - Since inception*        8.29%                                5.97%

------------------------

All returns are average annual total returns.
* Represents an aggregate total return (not annualized) since this Fund has not completed a full twelve months of operations.

         From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

         The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

         In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.

         A Fund's performance data will be based on historical results and will not be intended to indicate future performance. A Fund's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.


                               SHARES OF THE TRUST

         Each Fund is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

         Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

         When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.

         Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

         The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

         The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

         The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

         The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

         The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

         [Add 5% Shareholders]

Shareholder and Trustee Liability
---------------------------------

         Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

[If the Funds have capital loss carryforwards, we may want to add this information similar to other SAIs]

                                    TAXATION

         Shares of the Funds are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

         The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

         The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

         Each Fund is a separate taxable entity. Each of the Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

         Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses. For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations (e.g., partnerships or trusts) for U.S. tax purposes will generally have the same character for such Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund's portfolio or anticipated to be acquired may not qualify as "directly-related" under these tests.

         If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to a percentage of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the International Equity or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

As of December 31, 1998, the following Funds had capital loss carry forwards for U.S. federal tax purposes.


                                                                     Year of
                                                Amount              Expiration
--------------------------------------------------------------------------------
Growth and Income Fund                           $382,000               2006
--------------------------------------------------------------------------------
CORE U.S. Equity Fund                             237,000               2006
--------------------------------------------------------------------------------
CORE Large Caqp Growth Fund                       628,000               2006
--------------------------------------------------------------------------------
CORE Small Cap Equity Fund                        760,000               2006
--------------------------------------------------------------------------------
Capital Growth Fund                                22,000               2006
--------------------------------------------------------------------------------
Mid Cap Equity Fund                               138,000               2006
--------------------------------------------------------------------------------

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

         For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Fund shares and may be subject to tax on distributions made by the Fund.

         In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         Certain of the Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

State and Local
---------------

         Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's portfolio securities.


                                OTHER INFORMATION

         As described in the Prospectus, shares of the Funds are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

         Each Fund will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Fund at the time of redemption by a distribution in kind of securities (instead of cash) from such Fund. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

         The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

         The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

         The audited financial statements and related Report of Independent Public Accountants, contained in the 1998 Annual Report of each of the Funds are incorporated herein by reference into this Additional Statement. No other part of the Annual or any Semi-Annual Report is incorporated by reference herein. Copies of the Annual Report may be obtained upon request and without charge by calling Goldman, Sachs & Co. toll free at 800-292-4726.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND
Statement of Investments
December 31, 1998

   Shares  Description                                   Value

  Common Stocks - 94.0%
  Aerospace/Defense - 5.9%
     2,500 Boeing Co.                               $   81,563
     4,600 General Motors Corp. Class H (Hughes)       182,563
     1,100 Honeywell Inc                                82,844
     2,600 Lockheed Martin Corp.                       220,350
     4,900 Raytheon Co. *                              253,269
                                                    ----------
                                                       820,589
 -------------------------------------------------------------
  Auto Suppliers - 2.4%
     1,300 Federal-Mogul Corp.                          77,350
     3,100 Lucasvarity PLC-ADR                         103,850
     2,400 Magna International, Inc.                   148,800
                                                    ----------
                                                       330,000
 -------------------------------------------------------------
  Auto/Vehicle - 3.6%
     1,400 Ford Motor Co.                               82,162
     3,800 General Motors Corp.                        271,937
     6,000 Volvo Aktiebolaget ADR B                    139,875
                                                    ----------
                                                       493,974
 -------------------------------------------------------------
  Banks - 9.0%
     5,100 BankAmerica Corp.                           306,637
     6,300 Bank One Corp.                              321,694
     3,000 Chase Manhattan Corp.                       204,187
     5,400 First Union Corp.                           328,387
     2,100 Wells Fargo & Co.                            83,869
                                                    ----------
                                                     1,244,774
 -------------------------------------------------------------
  Broadcast Media - 0.6%
     1,900 Mediaone Group, Inc.                         89,300
 -------------------------------------------------------------
  Chemical Products - 1.1%
     1,500 Du Pont (E.I.) de Nemours & Co.              79,594
     1,100 Minnesota Mining and Manufacturing Co.       78,238
                                                    ----------
                                                       157,832
 -------------------------------------------------------------
  Construction/Environmental Services - 2.1%
     6,600 Browning-Ferris Industries, Inc.            187,687
     2,200 Waste Management, Inc.                      102,575
                                                    ----------
                                                       290,262
 -------------------------------------------------------------
  Consumer Staples - 0.6%
     1,800 Corning, Inc.                                81,000
 -------------------------------------------------------------
  Department Stores - 3.5%
     3,000 Dayton Hudson Corp.                         162,750
     3,100 Federated Department Stores, Inc.*          135,044
     4,400 Sears Roebuck & Co.                         187,000
                                                    ----------
                                                       484,794
 -------------------------------------------------------------
  Electronics & Other Electrical Equipment - 0.5%
     1,000 Philips Electronics NV                       67,688
 -------------------------------------------------------------
  Energy Refining & Marketing - 1.1%
     3,400 Tosco Corp.                                  87,975
     2,000 USX-Marathon Group, Inc.                     60,250
                                                    ----------
                                                       148,225
 -------------------------------------------------------------

   Shares  Description                                    Value

  Common Stocks - (continued)
  Enterprise Systems - 1.8%
     1,200 Hewlett-Packard Co.                       $   81,975
       500 International Business Machines, Inc.         92,375
       600 Xerox Corp.                                   70,800
                                                     ----------
                                                        245,150
 --------------------------------------------------------------
  Entertainment & Leisure - 2.4%
     9,600 Hilton Hotels Corp.                          183,600
     9,900 Mirage Resorts, Inc.*                        147,881
                                                     ----------
                                                        331,481
 --------------------------------------------------------------
  Food & Beverages - 3.2%
    10,900 Archer Daniels Midland Co.                   187,344
     2,700 Conagra, Inc.                                 85,050
     2,600 Ralston Purina Co.                            84,175
     1,000 Unilever NV                                   82,938
                                                     ----------
                                                        439,507
 --------------------------------------------------------------
  Forest Products - 1.1%
     2,500 Georgia-Pacific Corp.                        146,406
 --------------------------------------------------------------
  Health Suppliers/Services - 1.2%
     1,300 Baxter International, Inc.                    83,606
     1,000 Johnson & Johnson                             83,875
                                                     ----------
                                                        167,481
 --------------------------------------------------------------
  Healthcare Management - 5.6%
     4,500 Aetna, Inc.                                  353,812
     6,600 Columbia/HCA Healthcare Corp.                163,350
     9,600 Tenet Healthcare Corp.*                      252,000
                                                     ----------
                                                        769,162
 --------------------------------------------------------------
  Insurance Life - 1.4%
     2,500 Cigna Corp.                                  193,281
 --------------------------------------------------------------
  Insurance Property and Casualty - 2.8%
     4,300 Allstate Corp.                               166,087
     4,000 Hartford Financial Services Group, Inc.      219,500
                                                     ----------
                                                        385,587
 --------------------------------------------------------------
  Insurance Services - 3.5%
     3,400 Loews Corp.                                  334,050
     3,700 Provident Companies, Inc.                    153,550
                                                     ----------
                                                        487,600
 --------------------------------------------------------------
  Integrated Oil - 7.4%
     4,100 Atlantic Richfield Co.                       267,525
     4,800 Elf Aquitaine ADR                            271,800
     1,100 Exxon Corp.                                   80,437
     4,200 Occidental Petroleum Corp.                    70,875
     5,600 Royal Dutch Petroleum Co.                    268,100
     1,200 Texaco, Inc.                                  63,450
                                                     ----------
                                                      1,022,187
 --------------------------------------------------------------
  Logistics/Rail - 0.5%
     1,900 Burlington Northern Santa Fe                  64,125
 --------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   GOLDMAN SACHS VARIABLE INSURANCE TRUST GROWTH AND INCOME FUND Statement of Investments
December 31, 1998

   Shares  Description                                 Value

  Common Stocks - (continued)
  Media & Communications - 3.5%
       700 Alltel Corporation                     $   41,869
     2,800 CBS, Inc.                                  91,700
     1,200 Gannett Co.                                77,400
     4,800 New York Times Co.                        166,500
     1,700 U.S. West, Inc.                           109,863
                                                  ----------
                                                     487,332
 -----------------------------------------------------------
  Nonferrous Metals - 0.6%
     1,100 Aluminum Company of America*               82,019
 -----------------------------------------------------------
  Oil & Gas Services - 1.6%
     4,700 Halliburton Co.                           139,238
     3,300 Transocean Offshore, Inc.                  88,481
                                                  ----------
                                                     227,719
 -----------------------------------------------------------
  Packaging - 1.0%
     4,300 Crown Cork & Seal, Inc.                   132,494
 -----------------------------------------------------------
  Personal Computers and Peripherals - 0.5%
     1,800 Compaq Computer Corp.                      75,487
 -----------------------------------------------------------
  Pharmaceuticals - 1.5%
     2,100 American Home Products Corp.              118,256
     1,500 Pharmacia & Upjohn, Inc.                   84,938
                                                  ----------
                                                     203,194
 -----------------------------------------------------------
  Publishing - 1.0%
     4,300 Dun & Bradstreet Corp.                    135,719
 -----------------------------------------------------------
  Recreational Products - 1.1%
     4,100 Hasbro, Inc.                              148,113
 -----------------------------------------------------------
  Semiconductors - 0.6%
       700 Intel Corp.                                82,994
 -----------------------------------------------------------
  Software & Services - 1.8%
     7,900 First Data Corp.                          250,331
 -----------------------------------------------------------
  Specialty Finance & Agencies - 1.1%
     4,800 C.I.T. Group, Inc.                        152,700
 -----------------------------------------------------------
  Specialty Retail - 1.7%
     3,000 TJX Companies, Inc.                        87,000
     9,000 Toys R US, Inc.*                          151,875
                                                  ----------
                                                     238,875
 -----------------------------------------------------------
  Telecommunications - 6.1%
     3,500 AT&T Corp.                                263,375
     5,800 BCE, Inc.                                 220,037
     1,600 Bellsouth Corp.                            79,800
     3,100 GTE Corp.                                 201,500
     1,500 Tele Communications, Inc. - Liberty*       82,969
                                                  ----------
                                                     847,681
 -----------------------------------------------------------
  Tire & Other Related Rubber Products - 0.5%
     1,500 Goodyear Tire & Rubber Co.                 75,656
 -----------------------------------------------------------
  Tobacco - 4.2%
     7,900 Philip Morris Co., Inc.                   422,650
     5,100 RJR Nabisco Holdings, Corp.               151,406
                                                  ----------
                                                     574,056
 -----------------------------------------------------------

   Shares  Description                       Value

  Common Stocks - (continued)
  Utilities - 5.9%
     1,500 Consolidated Edison, Inc.   $    79,312
     5,400 Entergy Corp.                   168,075
     6,400 Northeast Utilities*            102,400
     2,500 P G & E Corporation              78,750
     8,700 Pacificorp                      183,244
     5,100 Unicom Corp.                    196,669
                                       -----------
                                           808,450
 -----------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $12,728,418)                   $12,983,225
 -----------------------------------------------------

  Principal             Interest                       Maturity
   Amount                 Rate                           Date                             Value
  U.S. Treasury Obligation - 0.7%
  U.S. Treasury Bill
  $100,000               4.40%(a)                      02/04/99                     $    99,588
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATION
  (Cost $99,588)                                                                    $    99,588
 -----------------------------------------------------------------------------------------------
  Repurchase Agreement - 5.1%
  Joint Repurchase Agreement Account(b)
  $700,000               4.89%                         01/04/99                     $   700,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $700,000)                                                                   $   700,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $13,528,006)(c)                                                             $13,782,813
 -----------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                                                $   674,983
  Gross unrealized loss for investments in which
  cost exceeds value                                                                   (493,329)
 -----------------------------------------------------------------------------------------------
  Net unrealized gain                                                               $   181,654
 -----------------------------------------------------------------------------------------------

 * Non-income producing security.
 (a) The interest rate disclosed for the security represents effective yield to maturity.
 (b) The repurchase agreement is fully collateralized by Federal Agency obligations.
 (c) The aggregate cost for federal income tax purposes is $13,601,159.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND Statement of Investments
December 31, 1998

  Shares Description                                   Value

  Common Stocks - 96.4%
  Aerospace/Defense - 2.3%
   2,100 General Motors Corp. Class H (Hughes)    $   83,344
     800 Honeywell, Inc.                              60,250
     800 United Technologies Corp.                    87,000
                                                  ----------
                                                     230,594
 ---------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.5%
     400 Case Corp.                                    8,725
     700 Caterpillar, Inc.                            32,200
     200 Deere & Co.                                   6,625
                                                  ----------
                                                      47,550
 ---------------------------------------------------------------
  Airlines - 0.8%
     900 AMR Corp.*                                   53,437
     400 Delta Air Lines, Inc.                        20,800
                                                  ----------
                                                      74,237
 ---------------------------------------------------------------
  Alcohol - 0.3%
     500 Anheuser Busch Companies, Inc.               32,812
 ---------------------------------------------------------------
  Auto/ Vehicle - 2.5%
     498 Daimlerchrysler AG                           47,839
   2,700 Ford Motor Co.                              158,456
     800 Hertz Corp.                                  36,500
                                                  ----------
                                                     242,795
 ---------------------------------------------------------------
  Banks - 3.0%
   2,331 BankAmerica Corp.                           140,151
     600 Bank of New York, Inc.                       24,150
     324 Bank One Corp.                               16,544
   1,400 Chase Manhattan Corp.                        95,287
     600 U.S. Bancorp                                 21,300
                                                  ----------
                                                     297,432
 ---------------------------------------------------------------
  Basic Industries - 0.3%
     200 Aluminum Company of America*                 14,913
     900 Barrick Gold Corp.                           17,550
                                                  ----------
                                                      32,463
 ---------------------------------------------------------------
  Chemical Products - 2.4%
     100 Avery Dennison Corp.                          4,506
   1,300 Dow Chemicals Co.                           118,219
     500 Du Pont (E.I.) de Nemours & Co.              26,531
     600 Millennium Chemicals, Inc.                   11,925
     200 Minnesota Mining and Manufacturing Co.       14,225
     300 Ppg Industries, Inc.                         17,475
   2,000 Solutia, Inc.                                44,750
                                                  ----------
                                                     237,631
 ---------------------------------------------------------------
  Computer Services/Software - 1.0%
   1,900 Gateway 2000, Inc.*                          97,256
 ---------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Conglomerates - 0.5%
     500 Allied Signal, Inc.                     $   22,156
     400 Tyco International, Ltd.                    30,175
                                                 ----------
                                                     52,331
 --------------------------------------------------------------
  Construction/Environmental Services - 0.1%
     300 Fluor Corp.                                 12,769
 --------------------------------------------------------------
  Consumer Products - 0.6%
     700 Eastman Kodak Co.                           50,400
     400 Sara Lee Corp.                              11,275
                                                 ----------
                                                     61,675
 --------------------------------------------------------------
  Consumer Staples - 1.8%
     600 Clorox Co.                                  70,087
     600 Gillette Co.                                28,987
     900 Procter & Gamble Co.                        82,181
                                                 ----------
                                                    181,255
 --------------------------------------------------------------
  Electronics & Other Electrical Equipment - 4.2%
     700 Emerson Electric Co.*                       42,350
   3,600 General Electric Co.                       367,425
                                                 ----------
                                                    409,775
 --------------------------------------------------------------
  Enterprise Systems - 5.4%
     400 Ceridian Corp.*                             27,925
     500 EMC Corp.                                   42,500
     400 Hewlett-Packard Co.                         27,325
   1,600 International Business Machines, Inc.      295,600
     800 Unisys Corp.*                               27,550
     900 Xerox Corp.                                106,200
                                                 ----------
                                                    527,100
 --------------------------------------------------------------
  Entertainment & Leisure - 0.6%
     200 Carnival Cruise Lines Corp.                  9,600
     200 Viacom, Inc. Class B*                       14,800
   1,200 Walt Disney Co.                             36,000
                                                 ----------
                                                     60,400
 --------------------------------------------------------------
  Financial Services - 0.4%
     400 American Express Co.                        40,900
 --------------------------------------------------------------
  Food & Beverages - 2.8%
   1,890 Archer Daniels Midland Co.                  32,484
   1,700 Coca Cola Co.                              113,687
     300 Interstate Bakeries Corp.                    7,931
     800 Pepsico, Inc.                               32,750
   1,100 Unilever NV                                 91,231
                                                 ----------
                                                    278,083
 --------------------------------------------------------------
  Health Suppliers/Services - 2.0%
     200 Arterial Vascular Engineering, Inc.*        10,500
     450 Cardinal Health, Inc.                       34,144
     200 Guidant Corp.                               22,050
   1,500 Johnson & Johnson                          125,813
                                                 ----------
                                                    192,507
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                        Value

  Common Stocks - (continued)
  Healthcare Management - 0.8%
     900 Columbia/HCA Healthcare Corp.                 $   22,275
     600 Lincare Holdings, Inc.*                           24,338
     800 Tenet Healthcare Corp.*                           21,000
     100 Wellpoint Health Networks, Inc.*                   8,700
                                                       ----------
                                                           76,313
 --------------------------------------------------------------------
  Hotels & Restaurants - 0.3%
     600 Tricon Global Restaurants, Inc.*                  30,075
 --------------------------------------------------------------------
  Industrial Machinery - 0.5%
   1,000 Ingersoll-Rand Co.                                46,938
 --------------------------------------------------------------------
  Insurance-Life - 4.0%
   4,400 American General Corp.*                          343,200
     700 Equitable Companies, Inc.                         40,512
     100 SunAmerica, Inc.                                   8,113
                                                       ----------
                                                          391,825
 --------------------------------------------------------------------
  Insurance-Property and Casualty - 3.3%
     200 Allmerica Financial Corp.                         11,575
   1,800 Allstate Corp.                                    69,525
   1,250 American International Group, Inc.               120,781
     300 Conseco, Inc.                                      9,169
     400 Hartford Financial Services Group, Inc.           21,950
   2,900 Travelers Property & Casualty Corp.               89,900
                                                       ----------
                                                          322,900
 --------------------------------------------------------------------
  Insurance Services - 0.4%
     400 AMBAC, Inc.                                       24,075
     200 MBIA, Inc.                                        13,113
                                                       ----------
                                                           37,188
 --------------------------------------------------------------------
  Integrated Oil - 6.5%
     100 Chevron Corp.                                      8,294
   5,600 Exxon Corp.                                      409,500
     700 Mobil Corp.                                       60,988
   2,700 Royal Dutch Petroleum ADR                        129,263
     500 Texaco, Inc.                                      26,438
                                                       ----------
                                                          634,483
 --------------------------------------------------------------------
  Internet Services - 0.5%
     200 Yahoo!*                                           47,388
 --------------------------------------------------------------------
  Investment Brokers & Managers - 3.0%
   2,400 Lehman Brothers Holdings, Inc.                   105,750
   1,100 Merrill Lynch & Company, Inc.                     73,425
   1,600 Morgan Stanley, Dean Witter, Discover & Co.      113,600
                                                       ----------
                                                          292,775
 --------------------------------------------------------------------
  Local Exchange Companies - 2.5%
   1,000 Bell Atlantic Corp.*                              53,000
   2,200 Bellsouth Corp.                                  109,725
   1,300 GTE Corp.                                         84,500
                                                       ----------
                                                          247,225
 --------------------------------------------------------------------

  Shares Description                               Value

  Common Stocks - (continued)
  Media & Communications - 2.2%
     600 Gannett Co.                          $   38,700
     100 Mcgraw-hill Companies, Inc.              10,188
     300 Meredith Corp.                           11,363
   1,300 SBC Communications, Inc.                 69,713
     800 Time Warner, Inc.                        49,650
     500 Tribune Co.                              33,000
                                              ----------
                                                 212,614
 -----------------------------------------------------------
  Oil Refining & Marketing - 0.1%
     300 Sunoco, Inc.                             10,819
 -----------------------------------------------------------
  Packaging - 0.2%
     500 Owens-Illinois, Inc.*                    15,313
 -----------------------------------------------------------
  Personal Computers and Peripherals - 1.0%
     600 Dell Computer Corporation*               43,912
     500 Lexmark International Group, Inc.*       50,250
                                              ----------
                                                  94,162
 -----------------------------------------------------------
  Pharmaceuticals - 9.6%
   1,000 Abbott Laboratories                      49,000
   1,300 American Home Products Corp.             73,206
   1,100 Amgen, Inc.*                            115,019
   1,500 Biogen, Inc.*                           124,500
     900 Bristol-Myers Squibb Co.                120,431
     400 Eli Lilly & Co.                          35,550
     700 Merck & Co.                             103,381
   1,200 Pfizer, Inc.                            150,525
   2,000 Schering-Plough Corp.                   110,500
     800 Warner-Lambert Co.                       60,150
                                              ----------
                                                 942,262
 -----------------------------------------------------------
  Recreational Products - 0.4%
     800 Hasbro, Inc.*                            28,900
     400 Mattel, Inc.                              9,125
                                              ----------
                                                  38,025
 -----------------------------------------------------------
  Restaurants & Hotels - 0.4%
     500 McDonalds Corp.                          38,313
 -----------------------------------------------------------
  Retail - 3.0%
   1,600 Dayton Hudson Corp.                      86,800
     800 Federated Department Stores, Inc.*       34,850
     500 Ingram Micro, Inc.*                      17,438
   1,900 Wal Mart Stores, Inc.                   154,731
                                              ----------
                                                 293,819
 -----------------------------------------------------------
  Semiconductors - 2.8%
   2,300 Intel Corp.                             272,694
 -----------------------------------------------------------
  Software & Services - 4.1%
     300 Automatic Data Processing, Inc.          24,056
     400 Computer Sciences Corp.*                 25,775
     200 Compuware Corp.*                         15,625
   2,400 Microsoft Corp.*                        332,850
                                              ----------
                                                 398,306
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE U.S. EQUITY FUND

  Shares Description                                   Value

  Common Stocks - (continued)
  Specialty Finance & Agencies - 1.0%
     890 Associates First Capital Corp.           $   37,714
     750 Providian Financial Corp.                    56,250
                                                  ----------
                                                      93,964
 ---------------------------------------------------------------
  Specialty Retail - 3.2%
     800 Abercrombie & Fitch Co.*                     56,600
     400 American Greetings Corp.                     16,425
   2,300 Best Buy Co., Inc.*                         141,162
     200 Home Depot, Inc.                             12,238
     700 Lowes Companies, Inc.                        35,831
     500 Ross Stores, Inc.                            19,688
     100 Tandy Corp.                                   4,119
     800 TJX Companies, Inc.                          23,200
                                                  ----------
                                                     309,263
 ---------------------------------------------------------------
  Steel - 0.3%
   3,300 Bethlehem Steel Corp.*                       27,637
 ---------------------------------------------------------------
  Supermarkets - 2.3%
   1,100 Albertson's, Inc.                            70,056
   3,600 Food Lion, Inc.                              38,250
   1,000 Kroger Co.*                                  60,500
   1,000 Safeway, Inc.*                               60,937
                                                  ----------
                                                     229,743
 ---------------------------------------------------------------
  Telecommunications - 5.2%
     700 Ameritech Corp.                              44,362
   4,400 AT&T Corp.                                  331,100
   1,100 MCI Worldcom, Inc.*                          78,925
     400 Sprint Corp. (FON Group)                     33,650
     200 Sprint Corp. (PCS Group)*                     4,625
     400 Tele Communications, Inc. (TCI Group)*       22,125
                                                  ----------
                                                     514,787
 ---------------------------------------------------------------
  Telecommunications Equipment - 2.4%
   1,400 Cisco Systems, Inc.*                        129,937
   1,000 Lucent Technologies, Inc.                   110,000
                                                  ----------
                                                     239,937
 ---------------------------------------------------------------
  Tobacco - 2.4%
   4,000 Fortune Brands, Inc.                        126,500
   2,100 Philip Morris Companies, Inc.               112,350
                                                  ----------
                                                     238,850
 ---------------------------------------------------------------

  Shares Description                                      Value

  Common Stocks - (continued)
  Utilities - 2.5%
     700 Dominion Resources, Inc.                    $   32,725
     500 Duke Energy Co.                                 32,031
     900 Edison International, Inc.                      25,088
     600 FPL Group, Inc.                                 36,975
     200 Pinnacle West Capital Corp.                      8,475
   1,600 Texas Utilities Co.                             74,700
     900 Unicom Corp.                                    34,706
                                                     ----------
                                                        244,700
 -------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $8,156,434)                                  $9,451,883
 -------------------------------------------------------------------
  Other Investment - 4.1%
   3,266 Standard & Poor's 500 Depositary Receipt*   $  401,718
 -------------------------------------------------------------------
  TOTAL OTHER INVESTMENT
  (Cost $384,060)                                    $  401,718
 -------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $8,540,494)(a)                               $9,853,601
 -------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                 $1,560,535
  Gross unrealized loss for investments in which
  cost exceeds value                                   (247,428)
 -------------------------------------------------------------------
  Net unrealized gain                                $1,313,107
 -------------------------------------------------------------------

  *Non-income producing security.
 (a) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND Statement of Investments
December 31, 1998

  Shares Description                                   Value

  Common Stocks - 95.6%
  Aerospace/Defense--0.7%
   1,300 General Motors Corp. Class H (Hughes)    $   51,594
     100 Honeywell, Inc.                               7,531
                                                  ----------
                                                      59,125
 ---------------------------------------------------------------
  Agriculture/Heavy Equipment - 0.8%
     900 Caterpillar, Inc.                            41,400
     600 Dover Corp.                                  21,975
                                                  ----------
                                                      63,375
 ---------------------------------------------------------------
  Alcohol - 1.9%
     700 Anheuser Busch Companies, Inc.               45,937
   1,400 Brown Forman Corp. Class B                  105,962
                                                  ----------
                                                     151,899
 ---------------------------------------------------------------
  Auto/Vehicle - 1.3%
     500 Ford Motor Co.                               29,344
   1,700 Hertz Corp.                                  77,562
                                                  ----------
                                                     106,906
 ---------------------------------------------------------------
  Banks - 0.7%
     139 BankAmerica Corp.                             8,357
   1,700 Dime Bancorp, Inc.                           44,944
                                                  ----------
                                                      53,301
 ---------------------------------------------------------------
  Basic Industries - 0.2%
   1,000 Barrick Gold Corp.                           19,500
 ---------------------------------------------------------------
  Chemical Products - 1.1%
     300 Avery Dennison Corp.                         13,519
     500 Dow Chemicals Co.                            45,469
     300 IMC Global, Inc.                              6,413
     100 Minnesota Mining and Manufacturing Co.        7,113
     900 Solutia, Inc.                                20,138
                                                  ----------
                                                      92,652
 ---------------------------------------------------------------
  Conglomerates - 0.4%
     400 Tyco International, Ltd.                     30,175
 ---------------------------------------------------------------
  Consumer Products - 2.5%
   2,800 Eastman Kodak Co.                           201,600
 ---------------------------------------------------------------
  Consumer Staples - 1.7%
     300 Clorox Co.                                   35,044
   1,100 Procter & Gamble Co.                        100,444
                                                  ----------
                                                     135,488
 ---------------------------------------------------------------
  Electronics & Other Electrical Equipment - 5.5%
     600 Emerson Electric Co.                         36,300
   3,800 General Electric Co.                        387,837
     500 Johnson Controls, Inc.                       29,500
                                                  ----------
                                                     453,637
 ---------------------------------------------------------------
  Energy Refining & Marketing - 0.1%
     100 Columbia Gas Systems, Inc.                    5,775
 ---------------------------------------------------------------

  Shares Description                                  Value

  Common Stocks  -  (continued)
  Enterprise Systems - 4.6%
     400 Ceridian Corp.*                         $   27,925
   1,000 EMC Corp.*                                  85,000
     200 Hewlett-Packard Co.                         13,662
     600 International Business Machines, Inc.      110,850
     600 Sun Microsystems, Inc.*                     51,375
   1,300 Unisys Corp.*                               44,769
     400 Xerox Corp.                                 47,200
                                                 ----------
                                                    380,781
 --------------------------------------------------------------
  Entertainment & Leisure - 1.3%
   1,200 Carnival Cruise Lines Corp.                 57,600
     700 Viacom, Inc. Class B*                       51,800
                                                 ----------
                                                    109,400
 --------------------------------------------------------------
  Financial Services - 0.4%
     300 American Express Co.                        30,675
 --------------------------------------------------------------
  Food & Beverages - 5.1%
   1,365 Archer Daniels Midland Co.                  23,461
   2,000 Coca-Cola Co.                              133,750
     600 Coca-Cola Enterprises, Inc.                 21,450
   1,500 IBP, Inc.                                   43,688
   1,900 Pepsico, Inc.                               77,781
   1,400 Unilever NV                                116,113
                                                 ----------
                                                    416,243
 --------------------------------------------------------------
  Health Suppliers/Services - 4.5%
     100 Allergan, Inc.                               6,475
   2,000 Bergen Brunswig Corp.                       69,750
     600 Biomet, Inc.                                24,150
     300 Cardinal Health, Inc.                       22,762
   2,900 Johnson & Johnson                          243,238
                                                 ----------
                                                    366,375
 --------------------------------------------------------------
  Healthcare Management - 2.7%
     900 Beverly Enterprises, Inc.*                   6,075
   1,700 Columbia/HCA Healthcare Corp.               42,075
     200 Lincare Holdings, Inc.*                      8,113
     700 Tenet Healthcare Corp.*                     18,375
   1,700 Wellpoint Health Networks, Inc.*           147,900
                                                 ----------
                                                    222,538
 --------------------------------------------------------------
  Hotels & Restaurants - 0.2%
     300 Tricon Global Restaurants, Inc.*            15,038
 --------------------------------------------------------------
  Household Durables - 0.1%
     100 Newell Co.                                   4,125
 --------------------------------------------------------------
  Insurance-Life - 0.9%
     700 Equitable Companies, Inc.                   40,512
     400 Nationwide Financial Services, Inc.         20,675
     200 SunAmerica, Inc.                            16,225
                                                 ----------
                                                     77,412
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND
Statement of Investments
December 31, 1998

  Shares Description                                       Value
  Common Stocks - (continued)
  Insurance-Property and Casualty - 0.9%
    450  American International Group, Inc.            $  43,481
  1,100  Travelers Property & Casualty Corp.              34,100
                                                       ---------
                                                          77,581
 -------------------------------------------------------------------
  Insurance Services - 0.4%
    200  AMBAC, Inc.                                      12,037
     11  Berkshire Hathaway, Inc.*                        24,675
                                                       ---------
                                                          36,712
 -------------------------------------------------------------------
  Integrated Oil - 0.5%
    500  Exxon Corp.                                      36,562
    100  Royal Dutch Petroleum ADR                         4,788
                                                       ---------
                                                          41,350
 -------------------------------------------------------------------
  Internet Services - 2.3%
  1,000  America Online, Inc.*                           144,750
    200  Yahoo!*                                          47,388
                                                       ---------
                                                         192,138
 -------------------------------------------------------------------
  Investment Brokers & Managers - 2.4%
    500  Lehman Brothers Holdings, Inc.                   22,031
  1,400  Merrill Lynch & Company, Inc.                    93,450
  1,100  Morgan Stanley, Dean Witter, Discover & Co.      78,100
                                                       ---------
                                                         193,581
 -------------------------------------------------------------------
  Local Exchange Companies - 0.8%
  1,000  GTE Corp.                                        65,000
 -------------------------------------------------------------------
  Media & Communications - 0.6%
    800  Gannett Co.                                      51,600
 -------------------------------------------------------------------
  Oil & Gas Services - 0.3%
    472  Schlumberger, Ltd.                               21,771
 -------------------------------------------------------------------
  Oil Refining & Marketing - 0.1%
    300  Sunoco, Inc.                                     10,819
 -------------------------------------------------------------------
  Personal Computers and Peripherals - 2.2%
    300  Apple Computer, Inc.*                            12,281
    200  Compaq Computer Corp.                             8,387
  1,500  Dell Computer Corporation*                      109,781
    500  Lexmark International Group, Inc.*               50,250
                                                       ---------
                                                         180,699
 -------------------------------------------------------------------
  Pharmaceuticals - 13.5%
  2,800  Abbott Laboratories                             137,200
    800  American Home Products Corp.                     45,050
    800  Amgen, Inc.*                                     83,650
    300  Biogen, Inc.*                                    24,900
  1,100  Bristol-Myers Squibb Co.                        147,194
    600  Eli Lilly & Co.                                  53,325
  1,200  Merck & Co.                                     177,225
  1,900  Pfizer, Inc.                                    238,331

  Shares Description                               Value
  Common Stocks - (continued)
  Pharmaceuticals - (continued)
  1,800  Schering-Plough Corp.                $   99,450
  1,400  Warner-Lambert Co.                      105,263
                                              ----------
                                               1,111,588
 -----------------------------------------------------------
  Publishing - 0.5%
  1,300  Dun & Bradstreet Corp.                   41,031
 -----------------------------------------------------------
  Recreational Products - 0.2%
    600  Mattel, Inc.                             13,688
 -----------------------------------------------------------
  Retail - 4.5%
    200  Ann Taylor Stores Corporate*              7,887
  1,800  Dayton Hudson Corp.                      97,650
    700  Federated Department Stores, Inc.*       30,494
  1,400  Ingram Micro, Inc.*                      48,825
    800  Saks, Inc.*                              25,250
  2,000  Wal Mart Stores, Inc.                   162,875
                                              ----------
                                                 372,981
 -----------------------------------------------------------
  Semiconductors - 4.0%
  2,600  Intel Corp.                             308,263
    600  Tech Data Corp.*                         24,150
                                              ----------
                                                 332,413
 -----------------------------------------------------------
  Software & Services - 6.7%
    700  Automatic Data Processing, Inc.          56,131
    300  BMC Software, Inc.*                      13,369
    200  Cadence Design Systems, Inc.*             5,950
    400  Computer Sciences Corp.*                 25,775
    400  Compuware Corp.*                         31,250
    200  Learning Company, Inc.*                   5,188
  3,000  Microsoft Corp.*                        416,063
                                              ----------
                                                 553,726
 -----------------------------------------------------------
  Specialty Finance & Agencies - 1.0%
    500  C.I.T. Group, Inc.                       15,906
    900  Providian Financial Corp.                67,500
                                              ----------
                                                  83,406
 -----------------------------------------------------------
  Specialty Retail - 3.7%
  1,300  Best Buy Co., Inc.*                      79,787
    200  CVS Corp.                                11,000
  2,200  Home Depot, Inc.                        134,612
    500  Lowes Companies, Inc.                    25,594
  1,800  TJX Companies, Inc.                      52,200
                                              ----------
                                                 303,193
 -----------------------------------------------------------
  Steel - 0.2%
  2,000  Bethlehem Steel Corp.*                   16,750
 -----------------------------------------------------------
  Supermarkets - 2.1%
    300  Albertson's, Inc.                        19,106
  1,500  Food Lion, Inc.                          15,937
    700  Kroger Co.*                              42,350
  1,600  Safeway, Inc.*                           97,500
                                              ----------
                                                 174,893
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE LARGE CAP GROWTH FUND

  Shares Description                                      Value

  Common Stocks - (continued)
  Telecommunications - 2.0%
   1,200 AT&T Corp.                                  $   90,300
   1,024 MCI Worldcom, Inc.*                             73,472
                                                     ----------
                                                        163,772
 -------------------------------------------------------------------
  Telecommunications Equipment - 7.6%
   3,000 Cisco Systems, Inc. *                          278,437
   5,000 General Instrument Corp.*                      169,687
   1,400 Lucent Technologies, Inc.                      154,000
     500 Northern Telecom, Ltd.                          25,063
                                                     ----------
                                                        627,187
 -------------------------------------------------------------------
  Textiles - 0.2%
     900 Jones Apparel Group, Inc.*                      19,856
 -------------------------------------------------------------------
  Tobacco - 2.1%
     600 Fortune Brands, Inc.                            18,975
   2,800 Philip Morris Companies, Inc.                  149,800
                                                     ----------
                                                        168,775
 -------------------------------------------------------------------
  Transportation/rail - 0.1%
     300 The St. Joe Company                              7,031
 -------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $6,176,310)                                  $7,857,561
 -------------------------------------------------------------------
  Other Investment - 3.8%
   2,530 Standard & Poor's 500 Depositary Receipt*   $  311,190
 -------------------------------------------------------------------
  TOTAL OTHER INVESTMENT
  (Cost $296,487)                                    $  311,190
 -------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $6,472,797)(a)                               $8,168,751
 -------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
  value exceeds cost                                 $1,830,073
  Gross unrealized loss for investments in which
  cost exceeds value                                   (134,201)
 -------------------------------------------------------------------
  Net unrealized gain                                $1,695,872
 -------------------------------------------------------------------

 * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $6,472,879.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt
 ------------------------------------------------------------------------------
      The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND Statement of Investments
December 31, 1998

  Shares Description                              Value

  Common Stocks - 99.9%
  Advertising & Marketing - 0.2%
     200 Advo, Inc.*                         $    5,275
     100 Valassis Communications, Inc.*           5,163
                                             ----------
                                                 10,438
 ----------------------------------------------------------
  Aerospace/Defense - 0.7%
     750 AAR Corp.                               17,906
     300 Fairchild Corp. *                        4,725
     200 Gencorp, Inc.                            4,987
     400 Oea, Inc.                                4,725
                                             ----------
                                                 32,343
 ----------------------------------------------------------
  Agriculture/Heavy Equipment - 0.7%
     800 Allied Products Corp.                    5,050
     400 Cort Business Services Corp.*            9,700
     300 Terex Corp.*                             8,569
     343 United Rentals, Inc.*                   11,362
                                             ----------
                                                 34,681
 ----------------------------------------------------------
  Airfreight, Truck & Other - 0.5%
     200 Airborne Freight Corp.                   7,213
     200 Avondale Industries, Inc.*               5,800
     200 Seacor Smit, Inc.*                       9,888
                                             ----------
                                                 22,901
 ----------------------------------------------------------
  Airlines - 1.1%
     500 Alaska Air Group, Inc.*                 22,125
     700 America West Holdings Corp.*            11,900
     200 Asa Holdings, Inc.                       6,100
     100 Atlas Air, Inc.*                         4,893
     200 Skywest, Inc.                            6,538
                                             ----------
                                                 51,556
 ----------------------------------------------------------
  Alcoholic Beverages - 0.7%
     400 Adolph Coors Co. Class B                22,575
     100 Canandaigua Brands, Inc.*                5,781
     800 The Boston Beer Company, Inc.*           6,800
                                             ----------
                                                 35,156
 ----------------------------------------------------------
  Auto/Vehicle - 0.5%
     500 Avis Rent A Car, Inc.*                  12,093
     400 Budget Group, Inc.*                      6,350
     300 Wabash National Corp.                    6,094
                                             ----------
                                                 24,537
 ----------------------------------------------------------
  Auto Suppliers - 1.7%
     200 A.O. Smith Corp.                         4,913
     400 Arvin Industries, Inc.                  16,675
     100 Borg Warner Automotive, Inc.             5,581
     200 Clarcor, Inc.                            4,000
     200 Csk Auto Corp.*                          5,337
     300 Excel Industries, Inc.                   5,250
     300 Modine Manufacturing Co.                10,875
     200 SPX Corp.*                              13,400
     500 Standard Products Co.                   10,188
     300 Superior Industries International        8,344
                                             ----------
                                                 84,563
 ----------------------------------------------------------

  Shares Description                                 Value

  Common Stocks - (continued)
  Banks - 6.1%
     300 Bancorp South, Inc.                    $    5,418
     300 Bancwest Corporation                       14,400
     855 CNB Bancshares, Inc.                       39,864
     220 CVB Financial Corp.                         4,950
     400 Commerce Bancorp, Inc.                     21,000
     300 Cullen Frost Bankers, Inc.                 16,462
     200 Downey Financial Corp.                      5,087
   1,000 First Commonwealth Financial Corp.         24,500
     400 First Republic Bank*                       10,025
     100 Greater Bay Bancorp                         3,375
     300 Hubco, Inc.                                 9,037
     300 Imperial Bancorp*                           4,987
     600 Independence Community BA*                  9,563
     100 Mainstreet Financial Corp.                  4,644
     206 Mid America Bancorp                         5,588
     400 One Valley Bancorp, Inc.                   13,150
     133 Oriental Financial Group                    4,165
     100 Pacific Capital Bancorp                     2,575
     500 Republic Security Financial                 6,063
     200 Riggs National Corp.                        4,075
     400 Roslyn Bancorp, Inc.                        8,600
   1,000 Southwest Bancorp of Texas, Inc.*          17,875
     400 Staten Island Bancorp, Inc.                 7,975
     200 Sterling Bancorp                            4,563
     200 Triangle Bancorp, Inc.                      3,163
     115 Trustco Bank Corp.                          3,450
     500 United Bankshares, Inc.                    13,250
     500 UST Corp.                                  11,781
     200 Westamerica Bancorp                         7,350
     100 Western Bancorp                             2,925
     100 Whitney Holding Corp.                       3,750
                                                ----------
                                                   293,610
 -------------------------------------------------------------
  Broadcast Media - 1.0%
     500 Century Communications *                   15,859
     500 Cox Radio, Inc. *                          21,125
     300 Macromedia, Inc.*                          10,106
                                                ----------
                                                    47,090
 -------------------------------------------------------------
  Business Services - 5.3%
     100 Abacus Direct Corp*                         4,550
     100 Abm Industries, Inc.                        3,463
     400 AC Nielsen Corp.*                          11,300
     300 Acxiom Corp.*                               9,300
     100 Catalina Marketing Corp.*                   6,837
     100 Computer Task Group                         2,712
     300 Cotelligent, Inc.*                          6,394
     200 Devry, Inc.*                                6,125
     200 Excite, Inc.*                               8,412
     200 Ha-lo Industries, Inc.*                     7,525
     100 Incyte Pharmaceuticals, Inc.*               3,737
     100 Infoseek Corp.*                             4,937
     700 Interim Services, Inc.*                    16,363
     100 International Telecomm Data Systems*        1,475
   1,800 Landauer, Inc.                             58,275
     200 Legato Systems, Inc.*                      13,187

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                  Value

  Common Stocks - (continued)
  Business Services - (continued)
     200 Lycos, Inc.*                            $   11,112
     100 Medquist, Inc.*                              3,950
     400 Metzler Group, Inc.*                        19,475
     300 Mindspring Enterprises, Inc.*               18,319
     200 National Data Corp.                          9,737
     200 Service Experts, Inc.*                       5,850
     400 StaffMark, Inc.*                             8,950
     200 Sylvan Learning System, Inc.*                6,100
     200 Urs Corporation*                             4,675
     200 Wallace Computer Services, Inc.              5,275
                                                 ----------
                                                    258,035
 --------------------------------------------------------------
  Chemical Products - 1.5%
     500 Bio-Rad Laboratories, Inc.*                 10,500
     200 Cambrex Corporation                          4,800
     200 Catalytica, Inc.*                            3,600
     600 Dexter Corp.                                18,862
     300 Nova Corp.*                                 10,406
     200 Scotts Co.*                                  7,688
     300 Wd 40 Co.                                    8,588
     900 Wellman, Inc.                                9,169
                                                 ----------
                                                     73,613
 --------------------------------------------------------------
  Chemicals-Commodity - 0.5%
     200 Geon Co.                                     4,600
     500 Winstar Communications, Inc.*               19,500
                                                 ----------
                                                     24,100
 --------------------------------------------------------------
  Commercial Products - 0.3%
     400 Knoll, Inc.*                                11,850
     100 Vwr Scientific Products Corp.*               1,738
                                                 ----------
                                                     13,588
 --------------------------------------------------------------
  Commercial Services - 1.8%
     800 Bowne & Company, Inc.                       14,300
     300 Century Business Services, Inc.*             4,312
     200 Dendrite International, Inc.*                4,994
     300 Integrated Electrical Services, Inc.*        6,675
     500 Metamor Worldwide, Inc.*                    12,500
     900 Sensormatic Electronics*                     6,244
     200 Standard Register Co.                        6,188
     700 Wackenhut Corp.                             17,806
     400 World Color Press Co.*                      12,175
                                                 ----------
                                                     85,194
 --------------------------------------------------------------
  Communications & Media Service - 2.2%
     300 Adelphia Communications *                   13,725
     300 Aliant Communications, Inc.                 12,263
     500 American Tower Corp.*                       14,781
     300 CFW Communications Co.                       7,012
     600 Centennial Cellular Corp.*                  24,600
     400 E Spire Communications, Inc.*                2,550
     100 Exodus Communications*                       6,425
     500 Foster Wheeler Corp.                         6,594
     300 Kaman Corp.                                  4,819
     200 Regal Beloit Corp.                           4,600

  Shares Description                               Value

  Common Stocks - (continued)
  Communications & Media Service - (continued)
     100 Transaction Network Services*        $    2,006
     200 Vanguard Cellular System*                 5,163
                                              ----------
                                                 104,538
 -----------------------------------------------------------
  Computer Services/Software - 4.1%
   1,200 Acclaim Entertainment, Inc.*             14,700
     200 American Management Systems, Inc.*        8,000
     200 Apex PC Solutions, Inc.*                  5,775
     200 Aris Corp.*                               2,388
     100 Aspect Development, Inc.*                 4,431
     400 Avt Corporation*                         11,600
     200 Axent Technologies, Inc.*                 6,112
     300 Broadvision, Inc.*                        9,600
     400 CACI International, Inc.*                 6,750
     200 Cerner Corp.*                             5,350
     200 Clarify, Inc.*                            4,887
     200 Geotel Communications Corp.*              7,450
     200 Hnc Software, Inc.*                       8,087
     300 Hyperion Solutions Corp.*                 5,400
     300 Idt Corp.*                                4,612
     800 Informix Corp.*                           7,900
     100 Jack Henry & Assoc., Inc.                 4,975
     100 Mercury Interactive Corp.*                6,325
     500 Microchip Technology, Inc.*              18,500
     100 Peregrine Systems, Inc.*                  4,638
     600 Rational Software Corp.*                 15,900
     400 Read Rite Corp.*                          5,913
     100 Sapient Corporation*                      5,600
     300 Software AG Systems, Inc.*                5,438
     200 Transaction Systems Architects*          10,000
     200 Wind River Systems, Inc.*                 9,400
                                              ----------
                                                 199,731
 -----------------------------------------------------------
  Construction/Environmental Services - 2.7%
     500 ACX Technologies, Inc.*                   6,625
     165 Allied Waste Industries, Inc.*            3,898
     200 Ameron International Corp.                7,400
     300 Butler Manufacturing Co.                  6,712
     400 Carlisle Companies, Inc.                 20,650
     200 Coachmen Industries, Inc.                 5,250
     300 Comfort Systems U.S.A.*                   5,362
     400 Dycom Industries, Inc.*                  22,850
     100 Elcor Corporation                         3,231
     200 Florida Rock Industrial, Inc.             6,200
     300 Granite Construction, Inc.               10,069
     200 Lone Star Industries, Inc.                7,362
     200 Nci Building Systems, Inc.*               5,625
     100 Stone & Webster, Inc.                     3,325
     300 Texas Industries, Inc.                    8,081
     300 Tower Automotive, Inc.*                   7,481
                                              ----------
                                                 130,121
 -----------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                               Value

  Common Stocks - (continued)
  Consumer Products - 0.7%
     800 Herbalife International, Inc.        $   11,400
     600 Jo-ann Stores, Inc.*                      9,675
     200 Nu Skin Asia Pacific, Inc.*               4,725
     500 Playtex Products, Inc.*                   8,031
                                              ----------
                                                  33,831
 -----------------------------------------------------------
  Consumer Staples - 0.4%
     300 First Brands Corp.                       11,831
     500 Media Arts Group, Inc.*                   7,031
                                              ----------
                                                  18,862
 -----------------------------------------------------------
  Diversified Manufacturing - 0.7%
     600 Federal Signal Corp.                     16,425
     300 General Cable Corp.                       6,150
     200 Getchell Gold Corp.*                      5,450
     100 Precision Castparts Corp.                 4,425
                                              ----------
                                                  32,450
 -----------------------------------------------------------
  Electrical Services - 1.6%
     100 Black Hills Corp.                         2,637
     100 Cilcorp, Inc.                             6,119
     500 Eastern Utilities Assoc.                 14,125
     200 Empire District Electric Co.              4,950
     400 Hawaiian Electric Industries, Inc.       16,100
     100 Minnesota Power & Light Co.               4,400
     300 Nevada Power Company                      7,800
     200 Rochester Gas & Electric                  6,250
     100 United Illuminating Co.                   5,150
     500 Washington Water Power Co.                9,625
                                              ----------
                                                  77,156
 -----------------------------------------------------------
  Electronics & Other Electrical Equipment - 1.7%
     300 Baldor Electric Co.                       6,075
     100 Barnes Group, Inc.                        2,938
     200 C-cube Microsystems, Inc.*                5,425
     300 Group Maintenance America*                3,637
     100 Hughes Supply, Inc.                       2,925
     100 Jabil Circuit, Inc.*                      7,462
     200 Kuhlman Corp.                             7,575
     100 Micro Systems, Inc.*                      3,288
     200 Novellus Systems, Inc.*                   9,900
     300 Park Electrochemical Corp.                8,588
     400 Silicon Valley Group, Inc.*               5,100
     400 Technitrol, Inc.                         12,750
     300 Unitrode Corp.*                           5,250
     200 Watsco, Inc.                              3,350
                                              ----------
                                                  84,263
 -----------------------------------------------------------
  Energy Refining & Marketing - 1.0%
     600 Berry Petroleum Co.                       8,512
     300 Calpine Corp.*                            7,575
     200 Holly Corp.                               3,375
     200 Newfield Exploration Co.*                 4,175
   1,000 Octel Corp.*                             13,875
     300 Penn Va Corp.                             5,513
     400 Snyder Oil Corporation                    5,325
                                              ----------
                                                  48,350
 -----------------------------------------------------------

  Shares Description                                   Value

  Common Stocks - (continued)
  Engineering - 0.2%
     200 Jacobs Engineering Group, Inc.*          $    8,150
 ---------------------------------------------------------------
  Enterprise Systems - 0.4%
     400 Avid Technology, Inc.*                        9,350
     300 Electronics For Imaging, Inc.*               12,056
                                                  ----------
                                                      21,406
 ---------------------------------------------------------------
  Entertainment & Leisure - 0.8%
     300 Hollywood Entertainment Co.*                  8,175
     300 Premier Parks, Inc.*                          9,075
   1,400 Sunterra Corp.*                              21,000
                                                  ----------
                                                      38,250
 ---------------------------------------------------------------
  Financial Services - 1.8%
     500 Americredit Corp.*                            6,906
     300 Chittenden Corp.                              9,600
   1,100 Credit Acceptance Corp. *                     8,044
     300 Everen Capital Corp.                          6,825
     300 F & M National Corp.                          8,981
     100 Fair Isaac & Co., Inc.                        4,619
     100 Fund American Enterprises Holdings           14,006
     300 JSB Financial, Inc.                          16,312
     315 NBT Bancorp, Inc.                             7,363
     200 Reliance Bancorp, Inc.                        5,563
                                                  ----------
                                                      88,219
 ---------------------------------------------------------------
  Food & Beverages - 1.2%
     400 Agribrands International*                    12,000
     200 Corn Products International                   6,075
     400 International Multifoods Corp.               10,325
     400 Michael Foods, Inc.                          12,000
     300 Pilgrims Pride Corp.                          5,981
     300 Ralcorp Holdings, Inc.*                       5,475
     300 Universal Foods Corp.                         8,231
                                                  ----------
                                                      60,087
 ---------------------------------------------------------------
  Forest Products - 0.8%
     200 Kimball International, Inc. Class-B           3,800
     700 Schweitzer-Mauduit International, Inc.       10,806
   1,800 Unisource Worldwide, Inc.                    13,050
     500 United Stationers, Inc.*                     13,000
                                                  ----------
                                                      40,656
 ---------------------------------------------------------------
  Gaming - 0.5%
   2,700 Boyd Gaming Corp.*                            8,944
     600 Dover Downs Entertainment, Inc.               7,237
   1,000 Grand Casinos, Inc.*                          8,062
                                                  ----------
                                                      24,243
 ---------------------------------------------------------------
  Healthcare Management - 1.8%
   1,600 American Homepatient, Inc.*                   2,900
     907 Charter One Financial, Inc.                  25,169
     700 Integrated Health Services, Inc.              9,887
   1,300 Mariner Post-acute Network*                   5,931
     100 Maximus, Inc.*                                3,700
   1,600 Novacare, Inc.*                               4,000

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                              Value

  Common Stocks - (continued)
  Healthcare Management - (continued)
     600 OEC Medical Systems, Inc.*          $   18,862
     200 Quest Diagnostics, Inc.*                 3,563
     200 Sierra Health Services, Inc.*            4,213
   1,100 Sun Healthcare Group, Inc.*              7,219
                                             ----------
                                                 85,444
 ----------------------------------------------------------
  Health & Medical Services - 5.0%
     200 Agouron Pharmaceuticals, Inc.*          11,750
   1,200 Ameripath, Inc.*                        10,725
     300 Amerisource Health Corp.*               19,500
     200 Ballard Medical Products                 4,863
     100 Barr Labs, Inc.*                         4,800
     600 Chemed Corp.                            20,100
     400 Covance, Inc.*                          11,650
     200 Diagnostic Products Corp.                6,225
     100 Entremed, Inc.*                          2,100
     200 Gilead Sciences, Inc. *                  8,212
     200 Hanger Orthopedic Group*                 4,500
     200 Icos Corp.*                              5,950
     200 Idexx Laboratories, Inc.*                5,381
     100 Idx Systems Corp.*                       4,400
     100 Inhale Therapeutic Systems*              3,300
     100 International Network Services*          6,650
     400 Ivax Corp.*                              4,975
     100 Jones Pharmaceutical, Inc.               3,650
     200 Maxxim Medical, Inc.*                    5,950
     100 Medicis Pharmaceutical Co.*              5,962
     100 Medimmune, Inc.*                         9,944
     200 Millennium Pharmaceutical*               5,175
     200 Neurogen Corp.*                          3,500
     100 Pathogenesis Corp.*                      5,800
     100 Pediatrix Medical Group, Inc.**          5,994
     400 Primark Corp.*                          10,850
     200 Protein Design Labs, Inc.*               4,625
     200 Renal Care Group, Inc.*                  5,763
     300 Roberts Pharmaceutical Co.*              6,525
     100 Sepracor, Inc.*                          8,813
     300 Sequus Pharmaceuticals, Inc.*            6,075
     200 Vertex Pharmaceuticals, Inc.*            5,950
     200 Veterinary Centers America, Inc.*        3,988
     100 Visx, Inc.*                              8,744
                                             ----------
                                                242,389
 ----------------------------------------------------------
  Health Suppliers/Services - 2.3%
     200 Haemonetics Corp.*                       4,550
     400 Imation Corporation*                     7,000
     900 Input/Output, Inc.*                      6,581
     200 Mettler-toldeo, Inc.*                    5,612
     300 Owens & Minor, Inc.                      4,725
   1,200 Priority Healthcare Corp.*              62,250
     400 PSS World Medical, Inc.*                 9,200
     400 Thermo Bioanalysis*                      5,300
     150 Xomed Surgical Products, Inc.*           4,800
                                             ----------
                                                110,018
 ----------------------------------------------------------

  Shares Description                                  Value

  Common Stocks - (continued)
  Home Builders - 2.2%
     400 Champion Enterprises, Inc.*             $   10,950
     800 Fairfield Communities, Inc.*                 8,850
     600 Kaufman & Broad Home Co.                    17,250
     600 Lennar Corp.                                15,150
     400 NVR, Inc.*                                  19,075
     400 Pulte Corp.                                 11,125
     300 Ryland Group, Inc.                           8,663
     300 Toll Brothers, Inc.*                         6,769
     200 U S Home Corp.*                              6,650
                                                 ----------
                                                    104,482
 --------------------------------------------------------------
  Home Furnishing & Services - 0.5%
     200 Ethan Allen Interiors, Inc.                  8,200
     500 Furniture Brands International, Inc.*       13,625
                                                 ----------
                                                     21,825
 --------------------------------------------------------------
  Hotels & Restaurants - 1.5%
     800 Buffets, Inc.*                               9,550
     100 Harveys Casino Resorts                       2,769
     600 Lubys Cafeterias, Inc.                       9,262
     800 Ruby Tuesday, Inc.                          17,000
     850 Sonic Corp.*                                21,144
   2,500 Sunburst Hospitality Corp.*                 10,625
                                                 ----------
                                                     70,350
 --------------------------------------------------------------
  Household Durables - 0.3%
     300 La-Z-Boy, Inc.                               5,344
     300 Mascotech, Inc.                              5,137
     100 Pillowtex Corp.                              2,675
                                                 ----------
                                                     13,156
 --------------------------------------------------------------
  Industrial Machinery - 1.5%
     600 Applied Power, Inc.                         22,650
     200 Briggs & Stratton Corp.                      9,975
     100 Idex Corp.                                   2,450
     500 Kaydon Corp.                                20,031
     200 Nacco Industries, Inc.                      18,400
                                                 ----------
                                                     73,506
 --------------------------------------------------------------
  Information Management - 1.4%
     800 BA Merchant Services, Inc.*                 16,100
     100 Choicepoint, Inc.*                           6,450
     300 Earthlink Network, Inc.*                    17,100
   1,600 Infousa, Inc. Class B*                       8,400
     200 Mastech Corporation*                         5,725
     100 National Computer Systems, Inc.              3,700
     200 Sabre Group Holdings, Inc.*                  8,900
                                                 ----------
                                                     66,375
 --------------------------------------------------------------
  Insurance Brokers & Other Insurance - 2.9%
     500 Arthur J Gallagher & Co.                    22,062
     700 Capital Re Corp.                            14,044
     440 Fidelity National Financial, Inc.           13,420
     300 Financial Security Assurance Holdings       16,275
     500 First American Financial Corp.              16,062
     200 Express Scripts, Inc.*                      13,425

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                                Value

  Common Stocks - (continued)
  Insurance Brokers & Other Insurance - (continued)
     100 E. W. Blanch Holding, Inc.            $    4,744
   1,000 Hilb Rogal & Hamilton Co.                 19,875
     100 Landamerica Financial Group                5,581
     100 Poe & Brown, Inc.                          3,494
     400 SCPIE Holdings, Inc.                      12,125
                                               ----------
                                                  141,107
 ------------------------------------------------------------
  Insurance-Life - 1.9%
     200 America Heritage Life Investments          4,887
     200 ARM Financial Group, Inc.                  4,437
     326 Delphi Financial Group, Inc.*             17,095
   1,000 FBL Financial Group, Inc.                 24,250
     200 Hartford Life, Inc.                       11,650
     200 Nationwide Financial Services, Inc.       10,338
     300 Reinsurance Group of America, Inc.        21,000
                                               ----------
                                                   93,657
 ------------------------------------------------------------
  Insurance-Property and Casualty - 1.7%
     600 American Medical Security Group            8,738
     900 Argonaut Group, Inc.                      22,050
     400 Chartwell Re Corp.                         9,500
     300 Commerce Group, Inc.                      10,631
     600 Fremont General Corp.                     14,850
     200 Pxre Corp.                                 5,013
     300 Tig Holdings, Inc.                         4,669
     400 Zenith National Insurance Corp.            9,250
                                               ----------
                                                   84,701
 ------------------------------------------------------------
  Investment Brokers & Managers - 0.6%
     100 Dain Rauscher Corp.                        2,950
     900 Friedman Billings Ramsey*                  5,850
     300 Jeffries Group, Inc.                      14,888
     200 John Nuveen Co.                            7,425
                                               ----------
                                                   31,113
 ------------------------------------------------------------
  Machinery - 0.9%
     500 Columbus Mckinnon Corp.                    9,000
     800 Commercial Intertech Corp.                10,350
     200 Flowserve Corporation                      3,312
     800 Thomas Industries, Inc.                   15,700
     100 Zebra Technologies, Inc.*                  2,875
                                               ----------
                                                   41,237
 ------------------------------------------------------------
  Media & Communications - 1.1%
   1,700 Ascent Entertainment Group*               12,538
     500 Big Flower Press Holdings, Inc.*          11,031
     600 McClatchy Newspapers, Inc.                21,225
     100 Media General, Inc.                        5,300
     100 Metris Companies, Inc.                     5,031
                                               ----------
                                                   55,125
 ------------------------------------------------------------
  Metals-Diversified - 0.2%
     500 Asarco, Inc.                               7,531
     400 Southern Peru Copper Corp.                 3,775
                                               ----------
                                                   11,306
 ------------------------------------------------------------

  Shares Description                         Value

  Common Stocks - (continued)
  Mining - 0.1%
     800 Hecla Mining Co.*              $    2,900
 -----------------------------------------------------
  Nonferrous Metals - 0.8%
     500 AFC Cable Systems, Inc.*           16,813
   1,500 Battle Mountain Gold Co.            6,188
     650 Encore Wire Corp.*                  6,012
     100 Stillwater Mining Company*          4,100
     100 Superior Telecom, Inc.              4,725
                                        ----------
                                            37,838
 -----------------------------------------------------
  Office & Business Equipment - 1.9%
     100 Adac Laboratories*                  1,997
     100 Csg Systems*                        7,900
     300 Data General Corp.*                 4,931
     300 Gerber Scientific, Inc.             7,144
     300 Micron Electronics, Inc.*           5,194
     400 Network Appliances, Inc.*          18,000
     500 Pairgain Technologies, Inc.*        3,844
     400 Psinet, Inc.*                       8,350
     200 Safeguard Scientifics, Inc.*        5,488
     300 Wang Laboratories, Inc.*            8,325
     400 Xircom, Inc.*                      13,600
     300 Xylan Corp.*                        5,269
                                        ----------
                                            90,042
 -----------------------------------------------------
  Oil & Gas Exploration - 0.4%
   1,200 Cabot Oil & Gas Corp.              18,000
     100 Devon Energy Corp.                  3,069
                                        ----------
                                            21,069
 -----------------------------------------------------
  Oil & Gas Services - 1.0%
     500 Barrett Resources Corp.*           12,000
     200 Cross Timbers Oil Co.               1,500
     200 Hanover Compressor*                 5,137
     100 Peoples Energy Corp.                3,988
   1,200 Pool Energy Services Co.*          12,975
     600 Seitel, Inc.*                       7,463
     400 Veritas DGC, Inc.*                  5,200
                                        ----------
                                            48,263
 -----------------------------------------------------
  Packaging & Container - 0.2%
     400 Aptargroup, Inc.                   11,225
 -----------------------------------------------------
  Paper & Forest Products - 0.5%
     300 Glatfelter (PH) Co.                 3,712
     300 Longview Fibre Co.                  3,469
     500 Potlatch Corp.                     18,438
                                        ----------
                                            25,619
 -----------------------------------------------------
  Personal Computers and Peripherals - 1.2%
     600 Banctec, Inc.*                      7,538
     400 Bell & Howell Company*             15,125
   1,200 CHS Electronics, Inc.*             20,325
     100 Scm Microsystems, Inc.*             7,106
     200 Visio Corp.*                        7,313
                                        ----------
                                            57,407
 -----------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                             Value

  Common Stocks - (continued)
  Pharmaceuticals - 1.5%
     800 Alpharma, Inc.                     $   28,250
     200 Applied Micro Circuits*                 6,794
     500 Bindley Western Industries, Inc.       24,625
     300 ICN Pharmaceuticals, Inc.               6,787
   1,200 NBTY, Inc.*                             8,550
                                            ----------
                                                75,006
 ---------------------------------------------------------
  Pipelines - 1.3%
     800 Aquarion Co.                           32,800
     900 Oneok, Inc.                            32,513
                                            ----------
                                                65,313
 ---------------------------------------------------------
  Real Estate - 0.6%
     600 Calmat Co.                             18,525
     400 Ingles Markets, Inc.                    4,375
     300 Security Capital Group, Inc.*           4,069
                                            ----------
                                                26,969
 ---------------------------------------------------------
  Recreational Products - 0.8%
     800 Huffy Corp.                            13,200
     200 Jostens, Inc.                           5,237
     800 Russ Berrie and Company, Inc.          18,800
     200 Strum Ruger & Co., Inc.                 2,388
                                            ----------
                                                39,625
 ---------------------------------------------------------
  Recreational Services - 0.1%
     200 Carematrix Corporation*                 6,125
 ---------------------------------------------------------
  Restaurants & Hotels - 0.1%
     200 CEC Entertainment, Inc.*                5,550
 ---------------------------------------------------------
  Retail - 3.9%
     125 99 Cents Only Stores*                   6,141
     300 Ames Deparment Stores, Inc.*            8,100
     300 Anntaylor Stores Corp.*                11,831
     500 Blair Corp.                            11,094
     200 Central Garden & Pet Co.*               2,875
     300 Department 56, Inc.*                   11,269
   1,400 Genesco, Inc.*                          7,962
     200 Genovese Drug Stores                    5,700
     400 Hancock Fabrics, Inc.                   3,350
     200 Haverty Furniture Cos., Inc.            4,200
     500 Heilig Meyers Co.                       3,344
     100 Henry Schein, Inc.*                     4,475
     400 Inacom Corp.*                           5,950
     200 Long Drug Stores, Inc.                  7,500
     500 Michaels Stores, Inc.*                  9,047
     200 Micro Warehouse, Inc.*                  6,762
     300 Musicland Stores Corp.*                 4,481
     500 Petsmart, Inc.*                         5,500
   1,250 Pier 1 Imports, Inc.                   12,109
     400 The Buckle, Inc.*                       9,600
     200 Transworld Entertainment Corp.*         3,813
     500 Unifirst Corporation                   11,406
     200 Williams-Sonoma, Inc.*                  8,063
     700 Zale Corp.*                            22,575
                                            ----------
                                               187,147
 ---------------------------------------------------------

  Shares Description                                     Value

  Common Stocks - (continued)
  Savings and Loans - 0.8%
     600 FirstFed Financial Corp.*                  $   10,725
   1,960 Sovereign Bancorp, Inc.                        27,930
                                                    ----------
                                                        38,655
 -----------------------------------------------------------------
  Semiconductors - 2.6%
     300 Aavid Thermal Technologies*                     5,063
     700 Anixter International, Inc.*                   14,218
     200 Benchmark Electronics, Inc.*                    7,325
     600 Brightpoint, Inc.*                              8,250
     200 CTS Corporation                                 8,700
     600 Cypress Semiconductor Corp.*                    4,987
     200 Dallas Semiconductor Corp.                      8,150
     400 Esterline Technologies Corp.*                   8,700
     200 Level One Communications, Inc.*                 7,100
     200 Marshall Industries, Inc.*                      4,900
     300 Methode Electronics, Inc.                       4,687
     100 Micrel, Inc.*                                   5,500
     400 Neomagic Corp.*                                 8,850
     200 Oak Industries, Inc.*                           7,000
     200 Pmc-Sierra, Inc.*                              12,625
     100 Sanmina Corp.*                                  6,250
     200 Smart Modular Technologies*                     5,550
                                                    ----------
                                                       127,855
 -----------------------------------------------------------------
  Software & Services - 1.1%
     300 Avant Corporation*                              4,800
     200 Complete Business Solution*                     6,775
     200 Computer Horizons Corp.*                        5,325
     186 DST Systems, Inc.*                             10,614
     200 Learning Company, Inc.*                         5,187
     300 New Era of Networks Inc*                       13,200
     100 Realnetworks, Inc.*                             3,588
     300 Systems & Computer Tech Corp.*                  4,125
                                                    ----------
                                                        53,614
 -----------------------------------------------------------------
  Specialty Finance & Agencies - 0.6%
     100 Rambus, Inc.*                                   9,625
   1,300 Resource Bancshares Mortgage Group, Inc.       21,531
                                                    ----------
                                                        31,156
 -----------------------------------------------------------------
  Specialty Retail - 1.0%
     700 Fingerhut Companies, Inc.                      10,806
     500 Goody's Family Clothing Inc.*                   5,016
     900 Handleman Co.*                                 12,656
     200 Insight Enterprises, Inc.*                     10,175
     200 Linens-n-Things, Inc.*                          7,925
     250 Pacific Sunwear of California, Inc.*            4,094
                                                    ----------
                                                        50,672
 -----------------------------------------------------------------
  Steel - 1.7%
     200 A. M. Castle & Co.                              3,000
   1,100 AK Steel Holding Corp.                         25,850
   1,500 Bethlehem Steel Corp.*                         12,562
     100 Cleveland Cliffs, Inc.                          4,031
     600 LTV Corp.                                       3,487

The accompanying notes are an integral part of these financial statements.

               GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE SMALL CAP EQUITY FUND

  Shares Description                             Value

  Common Stocks - (continued)
  Steel - (continued)
   1,700 National Steel Corp.               $   12,112
     400 Quanex Corp.                            9,025
     400 Reliance Steel & Aluminum Corp.        11,050
                                            ----------
                                                81,117
 ---------------------------------------------------------
  Supermarkets - 0.5%
   1,100 Fleming Companies, Inc.                11,412
     200 Great A&P Tea Co., Inc.                 5,925
     100 Whole Foods Market, Inc.*               4,838
                                            ----------
                                                22,175
 ---------------------------------------------------------
  Telecommunications - 0.2%
   1,900 Paging Network, Inc.*                   8,906
 ---------------------------------------------------------
  Telecommunications Equipment - 1.2%
      75 Ascend Communications, Inc.*            4,931
     300 Aspect Telecommunications Corp.*        5,175
     100 Concord Communications, Inc.*           5,675
     100 L-3 Communications Corp.*               4,656
     200 Plantronics, Inc.*                     17,200
     400 Polycom, Inc.*                          8,900
     300 Skytel Communications, Inc.*            6,638
     300 Tekelec*                                4,969
                                            ----------
                                                58,144
 ---------------------------------------------------------
  Textiles - 1.8%
     100 American Eagle Outfitters*              6,663
     300 Brown Group, Inc.                       5,269
     100 Footstar, Inc.*                         2,500
     300 Kellwood Company                        7,500
     200 Kenneth Cole Productions*               3,750
     500 Nautica Enterprises, Inc.*              7,500
     500 Oxford Industries, Inc.                14,125
     500 Phillips-van Heusen Corp.               3,594
     200 Quiksilver, Inc.*                       6,000
     100 Rayonier, Inc.                          4,594
     300 Russell Corp.                           6,094
     300 Springs Industries, Inc.               12,431
     200 Talbots, Inc.                           6,275
                                            ----------
                                                86,295
 ---------------------------------------------------------
  Tires & Rubber - 0.4%
     400 Bandag, Inc.                           15,975
     300 Mark IV Industries, Inc.                3,900
                                            ----------
                                                19,875
 ---------------------------------------------------------
  Tobacco - 0.3%
     700 Dimon Incorporated                      5,206
     300 Universal Corp.                        10,538
                                            ----------
                                                15,744
 ---------------------------------------------------------
  Transportation/Storage - 0.5%
     300 Alexander & Baldwin, Inc.               6,975
     100 Midwest Express Holdings*               2,631
     300 Overseas Shipholding Group              4,819

  Shares Description                                 Value

  Common Stocks - (continued)
  Transportation/Storage - (continued)
     200 Wisconsin Central Transportation*      $    3,438
     100 Xtra Corp.                                  4,138
                                                ----------
                                                    22,001
 --------------------------------------------------------------
  Trucking - 1.3%
   1,400 Consolidated Freightways Corp.*            22,225
   1,400 Rollins Truck Leasing Corp.                20,650
   1,000 Yellow Corp.*                              19,125
                                                ----------
                                                    62,000
 --------------------------------------------------------------
  Utilities - 2.2%
     200 Agl Resources, Inc.                         4,613
     600 California Water Services Group            18,787
     200 Equitable Resources, Inc.                   5,825
     100 Idacorp, Inc.                               3,619
     100 Laclede Gas Co.                             2,675
     300 Northwestern Corporation                    7,931
   1,200 Public Service Company of New Mexico       24,525
     100 South Jersey Industries                     2,619
     400 Southwestern Energy Co.                     3,000
     400 TNP Enterprises, Inc.                      15,175
     400 Ugi Corporation                             9,500
     200 United Water Resource, Inc.                 4,788
     100 Wps Resources Corp.                         3,525
                                                ----------
                                                   106,582
 --------------------------------------------------------------
  Waste Management - 0.1%
     100 Eastern Environment Services*               2,969
 --------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $4,534,117)                             $4,835,367
 --------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $4,534,117)(a)                          $4,835,367
 --------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in
  which value exceeds cost                      $  836,486
  Gross unrealized loss for investments in
  which cost exceeds value                        (546,676)
 --------------------------------------------------------------
  Net unrealized gain                           $  289,810
 --------------------------------------------------------------

  * Non-income producing security.
 (a) The aggregate cost for federal income tax purposes is $4,545,557.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND Statement of Investments
December 31, 1998

  Shares   Description                                   Value

  Common Stocks - 95.9%
  Advertising & Marketing - 1.6%
     1,400 Valassis Communications, Inc.*           $   72,275
 -----------------------------------------------------------------
  Appliance - 2.3%
     1,000 General Electric Co.                        102,062
 -----------------------------------------------------------------
  Banks - 7.4%
     1,600 BankAmerica Corp.                            96,200
     1,400 Bank One Corp.                               71,487
       750 Citigroup, Inc.                              37,125
       600 First Union Corp.                            36,487
     1,300 State Street Boston Corp.                    90,431
                                                    ----------
                                                       331,730
 -----------------------------------------------------------------
  Chemical Products - 0.7%
       300 Du Pont (E.I.) de Nemours & Co.              15,919
       200 Minnesota Mining and Manufacturing Co.       14,225
                                                    ----------
                                                        30,144
 -----------------------------------------------------------------
  Commercial Services - 1.4%
       900 Ecolab, Inc.                                 32,569
       700 Galileo International, Inc.                  30,450
                                                    ----------
                                                        63,019
 -----------------------------------------------------------------
  Consumer Staples - 6.0%
     1,400 Avon Products, Inc.                          61,950
       200 Clorox Co.                                   23,362
     1,000 Colgate Palmolive Co.                        92,875
       500 Gillette Co.                                 24,156
       700 Procter & Gamble Co.                         63,919
                                                    ----------
                                                       266,262
 -----------------------------------------------------------------
  Energy Refining & Marketing - 2.6%
     2,400 AES Corp.*                                  113,700
 -----------------------------------------------------------------
  Enterprise Systems - 3.1%
       800 EMC Corp.                                    68,000
       200 International Business Machines, Inc.        36,950
       400 Sun Microsystems, Inc.*                      34,250
                                                    ----------
                                                       139,200
 -----------------------------------------------------------------
  Entertainment & Leisure - 0.8%
     1,200 Marriott International, Inc.                 34,800
 -----------------------------------------------------------------
  Food & Beverages - 6.0%
       800 Coca Cola Co.                                53,500
     1,100 Nabisco Holdings Corp.                       45,650
     1,500 Pepsico, Inc.                                61,406
     1,900 Ralston Purina Co.                           61,513
       500 William Wrigley Jr. Co.                      44,781
                                                    ----------
                                                       266,850
 -----------------------------------------------------------------

  Shares    Description                              Value

  Common Stocks - (continued)
  Funeral Services - 2.0%
     2,400  Service Corp. International         $   91,350
 -------------------------------------------------------------
  Health Suppliers/Services - 1.5%
       800  Johnson & Johnson                       67,100
 -------------------------------------------------------------
  Healthcare Management - 0.9%
       500  Aetna, Inc.                             39,312
 -------------------------------------------------------------
  Insurance Brokers & Other Insurance - 0.5%
       400  AMBAC, Inc.                             24,075
 -------------------------------------------------------------
  Insurance-Life - 2.4%
       400  Hartford Life, Inc.                     23,300
       500  Nationwide Financial Services, Inc.     25,844
       700  SunAmerica, Inc.                        56,787
                                                ----------
                                                   105,931
 -------------------------------------------------------------
  Integrated Oil - 2.2%
       100  Atlantic Richfield Co.                   6,525
       400  Exxon Corp.                             29,250
       300  Mobil Corp.                             26,138
       500  Texaco, Inc.                            26,438
       300  Unocal Corp.                             8,756
                                                ----------
                                                    97,107
 -------------------------------------------------------------
  Internet Services - 1.0%
       300  America Online, Inc.*                   43,425
 -------------------------------------------------------------
  Media & Communications - 17.6%
     2,200  AH Belo Corp.                           43,862
       800  Cablevision Systems Corp.*              40,150
     2,900  CBS, Inc.                               94,975
       500  Central Newspapers, Inc.                35,719
     1,400  Chancellor Media Corp.*                 67,025
       400  Comcast Corp.                           23,475
       600  Gannett Co.                             38,700
     1,800  HBO & Co.                               51,637
     1,800  Infinity Broadcasting Corp.*            49,275
       700  Jacor Communications, Inc.*             45,062
       900  New York Times Co.                      31,219
     2,300  Liberty Media Group*                   105,944
     1,300  TCI Group*                              71,906
     1,000  Time Warner, Inc.                       62,062
       300  Tribune Co.                             19,800
       300  Ziff Davis, Inc.*                        4,744
                                                ----------
                                                   785,555
 -------------------------------------------------------------
  Oil & Gas Services - 1.3%
     1,300  Schlumberger, Ltd.                      59,963
 -------------------------------------------------------------
  Pharmaceuticals - 9.8%
     1,600  American Home Products Corp.            90,100
       800  Bristol-Myers Squibb Co.               107,050
       900  Pfizer, Inc.                           112,894
       800  Schering-Plough Corp.                   44,200
     1,100  Warner-Lambert Co.                      82,706
                                                ----------
                                                   436,950
 -------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CAPITAL GROWTH FUND
Statement of Investments
December 31, 1998

   Shares  Description                                  Value

  Common Stocks - (continued)
  Recreational Products - 0.8%
     1,000 Hasbro, Inc.                            $   36,125
 ----------------------------------------------------------------
  Retail - 1.8%
     1,000 Wal-Mart Stores, Inc.                       81,437
 ----------------------------------------------------------------
  Semiconductors - 0.8%
       300 Intel Corp.                                 35,569
 ----------------------------------------------------------------
  Software & Services - 5.2%
     1,900 First Data Corp.                            60,206
     1,000 Microsoft Corp.*                           138,688
       700 Sterling Commerce, Inc.*                    31,500
                                                   ----------
                                                      230,394
 ----------------------------------------------------------------
  Specialty Finance & Agencies - 6.6%
       600 C.I.T. Group, Inc.                          19,088
     1,600 Federal Home Loan Mortgage Corp.           103,100
     1,300 Federal National Mortgage Association       96,200
     3,000 MBNA Corp.                                  74,813
                                                   ----------
                                                      293,201
 ----------------------------------------------------------------
  Specialty Retail - 1.8%
       600 Home Depot, Inc.                            36,713
     1,100 Tandy Corp.                                 45,306
                                                   ----------
                                                       82,019
 ----------------------------------------------------------------
  Supermarkets - 2.7%
       500 CVS Corp.                                   27,500
       600 Rite Aid Corp.                              29,738
     1,100 Walgreen Co.                                64,419
                                                   ----------
                                                      121,657
 ----------------------------------------------------------------
  Telecommunications - 1.0%
       600 MCI Worldcom, Inc.*                         43,050
 ----------------------------------------------------------------
  Telecommunications Equipment - 2.7%
       700 Cisco Systems, Inc.*                        64,969
       500 Lucent Technologies, Inc.                   55,000
                                                   ----------
                                                      119,969
 ----------------------------------------------------------------
  Tobacco - 1.4%
     1,200 Philip Morris Companies, Inc.               64,200
 ----------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $3,745,142)                                $4,278,431
 ----------------------------------------------------------------

  Principal Interest    Maturity
   Amount     Rate        Date         Value

  Repurchase Agreement - 2.2%
  Joint Repurchase Agreement Account(a)
  $100,000    4.89%      01/04/99 $  100,000
 --------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $100,000)                 $  100,000
 --------------------------------------------
  TOTAL INVESTMENTS
  (Cost $3,845,142)(b)            $4,378,431
 --------------------------------------------
  Federal Income Tax Informa-
   tion:
  Gross unrealized gain for
  investments in which value
  exceeds cost                    $  669,406
  Gross unrealized loss for
  investments in which cost
  exceeds value                     (137,940)
 --------------------------------------------
  Net unrealized gain             $  531,466
 --------------------------------------------

 * Non-income producing security.
 (a) The repurchase agreement is fully collateralized by Federal Agency obligations.
 (b) The aggregate cost for federal income tax purposes is $3,846,965.

 The percentage shown for each investment category reflects the value of in-vestments in that category as a percentage of total net assets.


The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND
Statement of Investments
December 31, 1998

   Shares  Description                                 Value

  Common Stocks - 70.3%
  Air Freight, Truck & Other - 1.4%
     2,100 CNF Transportation, Inc.               $   78,881
 ---------------------------------------------------------------
  Auto Suppliers - 4.1%
       500 Federal-Mogul Corp.                        29,750
     1,300 Lear Corp.*                                50,050
     2,200 Lucasvarity PLC ADR                        73,700
     1,200 Magna International, Inc.                  74,400
                                                  ----------
                                                     227,900
 ---------------------------------------------------------------
  Banks - 4.0%
     5,200 Pacific Century Financial Corp.           126,750
     2,100 Republic New York Corp.                    95,681
                                                  ----------
                                                     222,431
 ---------------------------------------------------------------
  Chemical Products - 1.0%
     2,100 IMC Global, Inc.                           44,888
       400 Olin Corp.                                 11,325
                                                  ----------
                                                      56,213
 ---------------------------------------------------------------
  Construction/Environmental Services - 1.0%
     1,900 Browning-Ferris Industries, Inc.           54,031
 ---------------------------------------------------------------
  Consumer Staples - 0.9%
     5,900 Perrigo Co.*                               51,994
 ---------------------------------------------------------------
  Department Stores - 2.0%
     1,200 Federated Department Stores, Inc.*         52,275
     1,400 Sears Roebuck & Co.                        59,500
                                                  ----------
                                                     111,775
 ---------------------------------------------------------------
  Electronics - 4.5%
     2,300 Avnet, Inc.                               139,150
     7,750 Vishay Intertechnology, Inc.*             112,375
                                                  ----------
                                                     251,525
 ---------------------------------------------------------------
  Energy Refining & Marketing - 1.7%
     3,100 Tosco Corp.                                80,213
       600 USX-Marathon Group, Inc.                   18,075
                                                  ----------
                                                      98,288
 ---------------------------------------------------------------
  Entertainment & Leisure - 3.4%
     3,400 Hilton Hotels Corp.                        65,025
     3,200 Mirage Resorts, Inc.*                      47,800
     1,600 Tricon Global Restaurants, Inc.*           80,200
                                                  ----------
                                                     193,025
 ---------------------------------------------------------------
  Forest Products - 4.8%
     1,300 Georgia-Pacific Corp.                      76,131
     5,500 Georgia-Pacific Corp. (Timber Group)      130,969
     4,061 Smurfit-Stone Container Corp.*             64,215
                                                  ----------
                                                     271,315
 ---------------------------------------------------------------

   Shares  Description                                    Value

  Common Stocks - (continued)
  Healthcare Management - 6.4%
     1,900 Aetna, Inc.                               $  149,387
     5,800 Quest Diagnostics Inc.*                      103,312
     4,000 Tenet Healthcare Corp.*                      105,000
                                                     ----------
                                                        357,699
 ------------------------------------------------------------------
  Insurance Brokers & Other Insurance - 2.3%
     1,300 Loews Corp.                                  127,725
 ------------------------------------------------------------------
  Insurance-Life - 0.8%
       400 Reliastar Financial Corp.                     18,450
       700 Torchmark Corp.                               24,719
                                                     ----------
                                                         43,169
 ------------------------------------------------------------------
  Insurance-Property and Casualty - 2.2%
       800 Allmerica Financial Corp.                     46,300
     1,200 CNA Financial Corp.*                          48,300
       700 Everest Reinsurance Holdings, Inc.            27,256
                                                     ----------
                                                        121,856
 ------------------------------------------------------------------
  Integrated Oil - 1.9%
     1,000 Elf Aquitaine ADR                             56,625
     2,900 Occidental Petroleum Corp.                    48,938
                                                     ----------
                                                        105,563
 ------------------------------------------------------------------
  Investment Brokers & Managers - 1.7%
        68 Waddell & Reed Financial, Inc.                 1,611
     3,993 Waddell & Reed Financial, Inc. Class B*       92,837
                                                     ----------
                                                         94,448
 ------------------------------------------------------------------
  Logistics/Rail - 1.2%
     3,700 Canadian Pacific, Ltd.                        69,837
 ------------------------------------------------------------------
  Media & Communications - 3.0%
     2,300 AH Belo Corp.                                 45,856
     1,800 Dun & Bradstreet Corp.                        56,813
     1,900 New York Times Co.                            65,906
                                                     ----------
                                                        168,575
 ------------------------------------------------------------------
  Oil & Gas Services - 2.8%
     2,700 Baker Hughes, Inc.                            47,756
     2,200 Transocean Offshore, Inc.                     58,988
     1,600 Veritas DGC, Inc.*                            20,800
     1,600 Weatherford International*                    31,000
                                                     ----------
                                                        158,544
 ------------------------------------------------------------------
  Packaging - 1.6%
     1,400 Crown Cork & Seal, Inc.                       43,138
       900 Sealed Air Corp.*                             45,956
                                                     ----------
                                                         89,094
 ------------------------------------------------------------------
  Personal Computers and Peripherals - 1.9%
     5,100 Quantum Corp.*                               108,375
 ------------------------------------------------------------------
  Recreational Products - 1.3%
     2,000 Hasbro, Inc.                                  72,250
 ------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP EQUITY FUND

   Shares  Description                        Value

  Common Stocks - (continued)
  Specialty Finance & Agencies - 1.8%
     1,600 C.I.T. Group, Inc.            $   50,900
       900 Finova Group, Inc.                48,544
                                         ----------
                                             99,444
 ------------------------------------------------------
  Specialty Retail - 1.1%
     3,600 Toys R Us, Inc.*                  60,750
 ------------------------------------------------------
  Steel - 3.2%
     2,400 AK Steel Holding Corp.            56,400
     5,900 Ispat International NV            45,725
     4,200 Ucar International, Inc.*         74,813
                                         ----------
                                            176,938
 ------------------------------------------------------
  Supermarkets - 1.2%
     6,500 Fleming Companies, Inc.           67,437
 ------------------------------------------------------
  Textiles - 0.8%
     3,300 Fruit of the Loom, Inc.*          45,581
 ------------------------------------------------------
  Tire & Other Related Rubber Products - 0.9%
     1,000 Goodyear Tire & Rubber Co.        50,437
 ------------------------------------------------------
  Tobacco - 2.0%
     1,600 RJR Nabisco Holdings, Corp.       47,500
     1,900 UST, Inc.                         66,263
                                         ----------
                                            113,763
 ------------------------------------------------------
  Utilities - 3.4%
     8,000 CMP Group, Inc.                  151,000
     2,400 Northeast Utilities*              38,400
                                         ----------
                                            189,400
 ------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $4,093,358)                      $3,938,263
 ------------------------------------------------------

  Principal               Interest                         Maturity
   Amount                   Rate                             Date                              Value

  U.S. Treasury Obligation - 1.1%
  United States Treasury Bill
   $60,000                4.57%(a)                         02/04/99                           59,738
 ---------------------------------------------------------------------------------------------------
  TOTAL U.S. Treasury Obligation
  (Cost $59,738)                                                                            $ 59,738
 ---------------------------------------------------------------------------------------------------

  Principal              Interest                       Maturity
    Amount                 Rate                           Date                              Value

  Repurchase Agreement - 30.3%
  Joint Repurchase Agreement Account(b)
  $1,700,000              4.89%                         01/04/99                       $1,700,000
 -------------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $1,700,000)                                                                    $1,700,000
 -------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $5,853,096)(c)                                                                 $5,698,001
 -------------------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost
                                                                                       $  200,558
  Gross unrealized loss for investments in which
   cost exceeds value
                                                                                         (397,485)
 -------------------------------------------------------------------------------------------------
  Net unrealized loss                                                                  $ (196,927)
 -------------------------------------------------------------------------------------------------

 Futures contracts open at December 31, 1998 are as follows:

                       Number of
                       Contracts Settlement Unrealized
  Type                  Long(d)    Month       Gain

 -----------------------------------------------------
  S&P 500 Stock Index      3     March 1999 $ 42,855
 -----------------------------------------------------

  * Non-income producing security.
 (a) The interest rate disclosed for this security represents the effective yield to maturity and is being segregated as collateral for open futures contracts.
 (b) The repurchase agreement is fully collateralized by Federal Agency obligations and is being segregated as collateral for open futures contracts.
 (c) The aggregate cost for federal income tax purposes is $5,894,928.
 (d) Each S&P 500 Stock Index represents $250,000 in notional par value. The total net notional amount and net market value are $750,000 and $934,125, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depository Receipt
 ------------------------------------------------------------------------------


      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND
Statement of Investments
December 31, 1998

  Shares Description                                                 Value

  Common Stocks - 93.4%
  Australian Dollar - 2.8%
   2,800 AMP, Ltd. (Insurance)                                  $   35,474
  13,800 Fosters Brewing Group, Ltd. (Alcohol)                      37,377
   3,768 Lend Lease Corp. (Financial Services)                      50,797
   4,550 Tab Corp Holdings, Ltd. (Entertainment & Leisure)          27,882
  15,500 Telstra Corp. (Utilities)                                  72,471
   7,100 Westpac Banking Corp. (Banks)                              47,510
  12,200 Woolworths, Ltd. (Retail)                                  41,536
                                                                ----------
                                                                   313,047
 -----------------------------------------------------------------------------
  British Pound Sterling  - 14.2%
   7,812 Glaxo Wellcome PLC (Pharmaceuticals)                      268,923
  11,804 Great Universal Stores PLC (Retail)                       124,531
  23,798 Hays PLC (Business Services)                              209,552
  38,949 Misys PLC (Business Services)                             286,019
  46,164 Rentokil Initial PLC (Business Services)                  348,972
  17,658 Select Appointments Holdings PLC (Business Services)      181,890
  10,753 Vodafone Group PLC (Utilities)                            174,721
                                                                ----------
                                                                 1,594,608
 -----------------------------------------------------------------------------
  Danish Krone - 1.8%
   1,995 ISS International Service System (Business Services)      129,775
     515 Novo-Nordisk A/S (Pharmaceuticals)                         67,973
                                                                ----------
                                                                   197,748
 -----------------------------------------------------------------------------
  French Franc - 12.3%
   1,551 Axa (Insurance)                                           224,702
   1,930 Dexia France (Banks)                                      297,215
     597 Vivendi (Utilities)                                       154,829
   2,276 Elf Aquitaine (Oil & Gas)                                 262,976
   2,325 STMicroelectronics (Electronics)                          182,973
   1,556 Societe Generale (Banks)                                  251,866
                                                                ----------
                                                                 1,374,561
 -----------------------------------------------------------------------------
  Hong Kong Dollar - 1.9%
   5,000 Asia Satellite Telecom Holdings, Ltd. (Utilities)           8,906
  13,000 Cheung Kong Holdings, Ltd. (Real Estate)                   93,545
  42,000 China Telecom (Hong Kong), Ltd. (Utilities)                72,642
   8,000 CLP Holdings, Ltd. (Utilities)                             39,858
                                                                ----------
                                                                   214,951
 -----------------------------------------------------------------------------
  Irish Punt - 3.3%
  16,528 Bank of Ireland (Banks)                                   367,491
 -----------------------------------------------------------------------------

  Shares Description                                             Value

  Common Stocks - (continued)
  Italian Lira - 3.5%
   3,085 Arnoldo Mondadori Editore SPA (Utilities)          $   40,768
  92,618 SEAT Pagine Gialle (Media & Communications)            71,139
  38,903 Telecom Italia Mobile SPA (Utilities)                 287,046
                                                            ----------
                                                               398,953
 -------------------------------------------------------------------------
  Japanese Yen - 21.6%
   2,500 Aderans Company, Ltd. (Retail)                         77,621
   6,000 Canon, Inc. (Computers/Office)                        128,173
   3,400 Circle K Japan Co. (Retail)                           149,474
   4,000 Fuji Photo Film, Ltd. (Entertainment & Leisure)       148,607
   1,300 Ito En, Ltd. (Food & Beverages)                        67,041
   7,000 Kao Corp. (Consumer Goods)                            157,895
  11,000 Kirin Brewery, Ltd. (Alcohol)                         140,115
   7,000 Kokuyo Company, Ltd. (Computers/Office)                94,180
   3,000 Mirai Industry Company, Ltd. (Electronics)             29,987
  25,000 Mitsui Marine & Fire (Insurance)                      131,579
  10,000 NGK Insulators, Ltd. (Diversified Industrial
         Manufacturing)                                        128,881
   1,300 Nintendo Company, Ltd. (Entertainment & Leisure)      125,918
       3 NTT Mobile Communications (Utilities)                 123,395
   1,000 Rohm Co. (Electronics)                                 91,022
   8,000 Sankyo Company, Ltd. (Pharmaceuticals)                174,790
   1,100 SMC Corp. (Industrial Machinery)                       87,766
   2,000 Takefuji Corp. (Financial Services)                   145,953
   2,000 TDK Corp. (Consumer Goods)                            182,751
   8,000 Toppan Forms Company, Ltd. (Printing)                 142,238
   3,000 Yamanouchi Pharmaceutical (Pharmaceuticals)            96,594
                                                            ----------
                                                             2,423,980
 -------------------------------------------------------------------------
  Netherlands Guilder - 12.3%
   1,939 Aegon NV (Insurance)                                  238,001
   2,974 Benckiser NV (Consumer Goods)                         194,710
  10,691 TNT Post Groep NV (Business Services)                 344,284
   7,625 VNU (Media & Communications)                          287,353
   1,470 Wolters Kluwer NV (Media & Communications)            314,391
                                                            ----------
                                                             1,378,739
 -------------------------------------------------------------------------
  Portuguese Escudo - 1.5%
   7,516 Electricidade de Portugal SA (Utilities)              165,554
 -------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY FUND

  Shares Description                                            Value

  Common Stocks - (continued)
  Singapore Dollar - 0.6%
   3,000 Singapore Airlines, Ltd. (Transportation)        $    21,987
   4,000 Singapore Press Holdings, Ltd. (Media &
         Communications)                                       43,610
                                                          -----------
                                                               65,597
 ------------------------------------------------------------------------
  Spanish Peseta - 3.1%
  10,275 Banco Santander SA (Banks)                           203,881
   3,277 Telefonica de Espana SA (Utilities)                  145,496
                                                          -----------
                                                              349,377
 ------------------------------------------------------------------------
  Swedish Krona - 6.9%
   6,090 Ericsson Telecommunications (Computers/Office)       144,664
  15,942 Securitas AB (Business Services)                     247,230
   8,099 Skandia Forsakring (Insurance)                       123,606
   9,969 ForeningSparbanken AB (Banks)                        257,667
                                                          -----------
                                                              773,167
 ------------------------------------------------------------------------
  Swiss Franc - 7.6%
     452 Adecco SA (Business Services)                        206,307
     115 Nestle SA (Food & Beverages)                         250,309
     114 Novartis AG (Pharmaceuticals)                        224,066
     548 UBS AG (Banks)                                       168,345
                                                          -----------
                                                              849,027
 ------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $9,174,972)                                       $10,466,800
 ------------------------------------------------------------------------
  Preferred Stock - 2.2%
  German Deutschemark - 2.2%
   2,749 Henkel KGAA - Vorzug (Chemical Products)         $   245,770
 ------------------------------------------------------------------------
  TOTAL PREFERRED STOCK
  (Cost $193,435)                                         $   245,770
 ------------------------------------------------------------------------
  Rights - 0.0%
  Spanish Peseta - 0.0%
   3,277 Telefonica de Espana SA* (Utilities)             $     2,905
 ------------------------------------------------------------------------
  TOTAL RIGHTS
  (Cost $0)                                               $     2,905
 ------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $9,368,407)(a)                                    $10,715,475
 ------------------------------------------------------------------------

 ----------------------------
  Federal Income
  Tax Informa-
  tion:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $1,626,347
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value     (291,763)
 ----------------------------
  Net unrealized
  gain            $1,334,584
 ----------------------------

  *Non-income producing security.
 (a)The aggregate cost for federal income tax purposes is $9,380,891.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

  Common and Preferred Stock
  Industry Concentrations
  Alcohol             1.3%
  Banks              14.2
  Business Services  17.4
  Chemical Products   2.2
  Computers/Office    3.3
  Consumer Goods      4.8
  Diversified
  Industrial
  Manufacturing       1.2
  Electronics         2.7
  Entertainment &
  Leisure             2.7
  Financial
  Services            1.8
  Food & Beverages    2.8
  Industrial
  Machinery           0.8
  Insurance           7.1
  Media &
  Communications      6.4
  Oil & Gas           2.2
  Pharmaceuticals     7.4
  Printing            1.3
  Real Estate         0.8
  Retail              3.5
  Transportation      0.2
  Utilities          11.5
 -----------------------------
  TOTAL COMMON AND
  PREFERRED STOCK    95.6%
 -----------------------------

      The accompanying notes are an integral part of these financial statements.

                       GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND Statement of Investments
December 31, 1998

      Principal                Interest              Maturity
        Amount(a)                Rate                  Date                  Value

  Foreign Debt Obligations - 43.5%
  British Pound Sterling - 10.7%
  United Kingdom Treasury
  BPS          200,000         9.50%                 10/25/04(b)           $  416,264
               100,000         7.75                  09/08/06(b)              201,208
                                                                           ----------
                                                                           $  617,472
 ------------------------------------------------------------------------------------
  Canadian Dollar - 1.8%
  Government of Canada
  CAD          150,000         6.00%                 06/01/08(b)           $  106,232
 ------------------------------------------------------------------------------------
  Danish Krone - 5.1%
  Kingdom of Denmark
  DKK        1,600,000         8.00%                 05/15/03(b)           $  291,807
 ------------------------------------------------------------------------------------
  French Franc - 1.0%
  Government of France
  FRF          200,000         8.50%                 04/25/23(b)           $   55,395
 ------------------------------------------------------------------------------------
  German Deutschemark - 7.4%
  Federal Republic of Germany
  DEM          300,000         6.00%                 01/04/07              $  206,381
               300,000         6.25                  01/04/24(b)              216,679
                                                                           ----------
                                                                           $  423,060
 ------------------------------------------------------------------------------------
  Italian Lira - 4.2%
  Republic of Italy
  ITL       70,000,000         6.75%                 07/01/07(b)           $   50,586
           200,000,000         9.00                  11/01/23(b)              189,878
                                                                           ----------
                                                                           $  240,464
 ------------------------------------------------------------------------------------
  Japanese Yen - 10.5%
  Asian Development Bank
  JPY       20,000,000         5.63%                 02/18/02              $  200,749
  Government of Japan
            40,000,000         0.90                  12/22/08(b)              313,100
  International Bank for Reconstruction and Development
            10,000,000         2.00                  02/18/08                  87,990
                                                                           ----------
                                                                           $  601,839
 ------------------------------------------------------------------------------------
  Spanish Peseta - 2.8%
  Government of Spain
  ESP       20,000,000         6.00%                 01/31/08(b)           $  161,976
 ------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $2,408,994)                                                        $2,498,245
 ------------------------------------------------------------------------------------
  Corporate Bonds - 24.3%
  British Pound Sterling - 3.2%
  Abbey National Treasury
  BPS          100,000         8.00%                 04/02/03              $  183,051
 ------------------------------------------------------------------------------------
  German Deutschemark - 2.2%
  Baden-Wuerttembergische Land--Finance
  DEM          200,000         5.38%                 02/05/10              $  129,478
 ------------------------------------------------------------------------------------

      Principal                Interest               Maturity
      Amount(a)                  Rate                   Date                   Value

  Corporate Bonds - continued
  United States Dollar - 18.9%
  Bayerische Landesbank Girozentrale
  USD         250,000         6.63%                   06/25/07               $  264,610
  Ford Motor Credit Corp.
              200,000         6.13                    04/28/03                  203,624
  International Bank for Reconstruction and Development
              100,000         5.63                    03/17/03                  101,163
              100,000         5.75                    02/06/08                  103,610
  Merrill Lynch and Company, Inc.
              100,000         6.00                    02/12/03                  101,500
  Nederlandse Waterschapsbank
              100,000         6.13                    02/13/08                  104,277
  Ontario Hydro
              100,000         6.10                    01/30/08(b)               104,283
  Prudential Insurance Company of America
              100,000         6.38                    07/23/06                  102,070
                                                                             ----------
                                                                             $1,085,137
 --------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $1,353,196)                                                          $1,397,666
 --------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 23.3%
  United States Treasury Bond
  USD         100,000               6.75%            08/15/26(b)             $  119,796
  United States Treasury Notes
              300,000               5.38             01/31/00(b)                302,250
              100,000               6.25              02/15/03                  105,750
              650,000               7.00             07/15/06(b)                740,084
               60,000               6.63             05/15/07(b)                 67,472
 --------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,303,679)                                                          $1,335,352
 --------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $5,065,869)(c)                                                       $5,231,263
 --------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GLOBAL INCOME FUND
Statement of Investments
December 31, 1998

 ---------------------------
  Federal Income Tax
  Information:
  Gross
  unrealized gain
  for investments
  in which value
  exceeds cost    $ 194,013
  Gross
  unrealized loss
  for investments
  in which cost
  exceeds value     (30,476)
 ---------------------------
  Net unrealized
  gain            $ 163,537
 ---------------------------

 (a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS   = British Pound Sterling
                  ITL   = Italian Lira
  CAD   = Canadian Dollar
                  JPY   = Japanese Yen
  DKK   = Danish Krone
                  ESP   = Spanish Peseta
  DEM   = German Deutschemark
                  USD   = United States Dollar
  FRF   = French Franc

 (b) The security is being segregated as collateral for forward foreign currency exchange contracts.
 (c) The aggregate cost for federal income tax purposes is $5,067,726.

 Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or for floating rate securities, the current reset rate, which is based upon current interest rate indices.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

Report of Independent Public Accountants

 To the Shareholders and Board of Trustees of Goldman Sachs Variable Insurance Trust

 We have audited the accompanying statements of assets and liabilities of Goldman Sachs Growth and Income Fund, CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, Capital Growth Fund, Mid Cap Equity Fund, International Equity Fund and Global Income Fund, portfolios constituting the Goldman Sachs Variable Insurance Trust (a Delaware Business Trust), including the statements of investments, as of December 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Goldman Sachs Variable Insurance Trust as of December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP
 Boston, Massachusetts
 February 4, 1999

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Assets and Liabilities
December 31, 1998

                                                                  Growth and
                                                                 Income Fund

 Assets:

  Investment in securities, at value (identified cost
  $13,528,006, $8,540,494, $6,472,797, $4,534,117, $3,845,142,
  $5,853,096, $9,368,407, $5,065,869)                            $13,782,813
  Cash                                                                26,407
  Receivables:
   Investment securities sold                                          1,595
   Forward foreign currency exchange contracts                            --
   Fund shares sold                                                   19,406
   Dividends and interest                                             18,110
  Variation margin                                                        --
  Deferred organization expenses                                      16,656
  Other assets                                                        18,237
 ----------------------------------------------------------------------------
  Total assets                                                    13,883,224
 ----------------------------------------------------------------------------

 Liabilities:

  Payables:
   Investment securities purchased                                        --
   Forward foreign currency exchange contracts                            --
   Fund shares repurchased                                             8,923
   Management fees                                                     8,273
   Transfer Agent fees                                                 8,039
  Accrued expenses and other liabilities                              43,560
 ----------------------------------------------------------------------------
  Total liabilities                                                   68,795
 ----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 14,014,385
  Accumulated distributions in excess of net investment income            --
  Accumulated undistributed net realized gain (loss) on
  investments, futures and foreign currency transactions            (454,763)
  Net unrealized gain (loss) on investments, futures and
  translation of assets and liabilities denominated in foreign
  currencies                                                         254,807
 ----------------------------------------------------------------------------
  NET ASSETS                                                     $13,814,429
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding, no par value
  (unlimited shares authorized)                                    1,321,884
  Net asset value and redemption price per share                 $     10.45
 ----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap  CORE Small Cap      Capital      Mid Cap  International       Global
  Equity Fund      Growth Fund     Equity Fund  Growth Fund  Equity Fund    Equity Fund  Income Fund


   $9,853,601       $8,168,751      $4,835,367   $4,378,431   $5,698,001    $10,715,475   $5,231,263
           --            4,865          13,918       73,811        3,458        499,083      400,438
       24,697           12,349              --       15,993       15,800            920           --
           --               --              --           --           --          7,328       31,618
        2,856           45,885              --      104,170           18         25,906        1,123
       10,823            7,378           3,401        3,095        4,013         13,343      139,066
           --               --              --           --        2,550             --           --
       17,019           17,020          17,020       17,882       17,893         16,656       16,656
       16,711           22,617          24,078       10,181        9,588         20,905       17,118
 ----------------------------------------------------------------------------------------------------
    9,925,707        8,278,865       4,893,784    4,603,563    5,751,321     11,299,616    5,837,282
 ----------------------------------------------------------------------------------------------------


        9,904            9,904              --       67,350       63,290             --           --
           --               --              --           --           --         25,104       37,513
       35,833              247              95           --        8,290            516          813
        5,581            4,566           2,922        2,563        3,433          8,993        4,381
       10,955            8,802           6,280        9,310        9,704         10,003        8,609
       54,573           40,957          43,595       61,286       62,708         49,278       44,680
 ----------------------------------------------------------------------------------------------------
      116,846           64,476          52,892      140,509      147,425         93,894       95,996
 ----------------------------------------------------------------------------------------------------


    8,732,725        7,146,086       5,311,057    3,953,090    5,939,157      9,870,592    5,585,944
           --               --              --           --           --        (12,690)      (6,552)
     (236,971)        (627,651)       (771,415)     (23,325)    (223,029)         7,926       (1,856)
    1,313,107        1,695,954         301,250      533,289     (112,232)     1,339,894      163,750
 ----------------------------------------------------------------------------------------------------
   $9,808,861       $8,214,389      $4,840,892   $4,463,054   $5,603,896    $11,205,722   $5,741,286
 ----------------------------------------------------------------------------------------------------
      859,002          703,221         535,508      394,437      653,841        941,060      556,488
   $    11.42       $    11.68      $     9.04   $    11.31   $     8.57    $     11.91   $    10.32
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Operations
For the Period Ended December 31, 1998(a)

                                                       Growth and
                                                      Income Fund
  Investment income(b):
  Dividends                                             $  98,920
  Interest                                                 76,118
 -----------------------------------------------------------------------------
  Total income                                            175,038
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                          47,801
  Custodian fees                                           43,223
  Transfer agent fees                                      26,530
  Professional fees                                        34,553
  Amortization of deferred organization expenses            4,016
  Trustee fees                                              5,543
  Other                                                     9,537
 -----------------------------------------------------------------------------
  Total expenses                                          171,203
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed by Goldman Sachs           (113,842)
 -----------------------------------------------------------------------------
  Net expenses                                             57,361
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                   117,677
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investments, futures and foreign currency transactions:
  Net realized gain (loss) from:
   Investment transactions                               (510,320)
   Futures transactions                                    55,557
   Foreign currency related transactions                       --
  Net change in unrealized gain (loss) on:
   Investments                                            254,807
   Futures                                                     --
   Translation of assets and liabilities denominated
   in foreign currencies                                       --
 -----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments, futures and foreign currency
  transactions                                           (199,956)
 -----------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $ (82,279)
 -----------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
 (b) For the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, Mid Cap Equity, International Equity and Global Income Funds, taxes withheld on dividends and interest were $766, $427, $225, $325, $15,495 and $1,422, respectively.

The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap  CORE Small Cap      Capital      Mid Cap  International       Global
  Equity Fund      Growth Fund     Equity Fund  Growth Fund  Equity Fund    Equity Fund  Income Fund
   $   79,736       $   46,614       $  46,750     $ 24,980    $  26,963     $  111,164    $      --
        9,937            6,653           4,631        5,084       36,107         15,850      291,028
 ----------------------------------------------------------------------------------------------------
       89,673           53,267          51,381       30,064       63,070        127,014      291,028
 ----------------------------------------------------------------------------------------------------
       41,825           37,366          32,003       17,067       18,776         85,560       46,434
       46,810           36,700          55,644       25,156       27,974         84,442       37,983
       26,705           25,676          26,065       21,905       18,123         28,662       27,998
       34,785           34,786          34,785       33,867       33,869         36,589       38,754
        3,654            3,654           3,654        2,791        2,778          4,016        4,016
        5,544            5,542           5,544        5,544        5,316          5,557        5,543
        9,539            9,547           9,550        5,600        5,597          9,549        9,499
 ----------------------------------------------------------------------------------------------------
      168,862          153,271         167,245      111,930      112,433        254,375      170,227
 ----------------------------------------------------------------------------------------------------
     (121,062)        (110,583)       (128,862)     (91,450)     (90,137)      (147,424)    (116,054)
 ----------------------------------------------------------------------------------------------------
       47,800           42,688          38,383       20,480       22,296        106,951       54,173
 ----------------------------------------------------------------------------------------------------
       41,873           10,579          12,998        9,584       40,774         20,063      236,855
 ----------------------------------------------------------------------------------------------------
     (189,538)        (618,244)       (771,415)     (23,325)    (177,110)        97,996      100,192
      (47,433)          (9,407)             --           --      (45,919)            --           --
           --               --              --           --           (2)       (38,843)     (76,247)
    1,313,107        1,695,954         301,250      533,289     (155,095)     1,347,068      165,394
           --               --              --           --       42,855             --
           --               --              --           --            8         (7,174)      (1,644)
 ----------------------------------------------------------------------------------------------------
    1,076,136        1,068,303        (470,165)     509,964     (335,263)     1,399,047      187,695
 ----------------------------------------------------------------------------------------------------
   $1,118,009       $1,078,882       $(457,167)    $519,548    $(294,489)    $1,419,110    $ 424,550
 ----------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Statements of Changes in Net Assets
For the Period Ended December 31, 1998(a)

                                                                    Growth and
                                                                   Income Fund
  From operations:
  Net investment income                                            $   117,677
  Net realized gain (loss) on investments, futures and foreign
   currency transactions                                              (454,763)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                                  254,807
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations      (82,279)
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income                                          (117,677)
  In excess of net investment income                                    (3,441)
  From net realized gain on investment transactions                         --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                                 (121,118)
 ------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                                     14,318,816
  Reinvestment of dividends and distributions                          121,118
  Cost of shares repurchased                                          (522,108)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      13,917,826
 ------------------------------------------------------------------------------
  TOTAL INCREASE                                                    13,714,429
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                  100,000
 ------------------------------------------------------------------------------
  End of period                                                    $13,814,429
 ------------------------------------------------------------------------------
  Accumulated distributions in excess of net investment income     $        --
 ------------------------------------------------------------------------------
  Summary of share transactions:
  Shares sold                                                        1,362,585
  Shares issued on reinvestment of dividends and distributions          11,782
  Shares repurchased                                                   (52,483)
 ------------------------------------------------------------------------------
  TOTAL                                                              1,321,884
 ------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

    CORE U.S.   CORE Large Cap CORE Small Cap     Capital      Mid Cap  International      Global
  Equity Fund      Growth Fund    Equity Fund Growth Fund  Equity Fund    Equity Fund Income Fund
   $   41,873     $   10,579     $   12,998   $    9,584   $    40,774   $    20,063  $  236,855
     (236,971)      (627,651)      (771,415)     (23,325)     (223,031)       59,153      23,945
    1,313,107      1,695,954        301,250      533,289      (112,232)    1,339,894     163,750
 ------------------------------------------------------------------------------------------------
    1,118,009      1,078,882       (457,167)     519,548      (294,489)    1,419,110     424,550
 ------------------------------------------------------------------------------------------------
      (41,873)       (10,579)       (12,998)      (9,584)      (40,774)           --    (213,231)
       (1,567)        (1,864)        (1,946)      (1,046)       (2,334)           --          --
           --             --             --           --            --       (85,668)    (57,323)
 ------------------------------------------------------------------------------------------------
      (43,440)       (12,443)       (14,944)     (10,630)      (43,108)      (85,668)   (270,554)
 ------------------------------------------------------------------------------------------------
    9,097,369      7,271,607      5,329,424    3,988,296     6,990,413     9,861,289   5,338,273
       43,440         12,443         14,944       10,630        43,107        85,668     270,269
     (406,517)      (136,100)       (31,365)     (44,790)   (1,092,027)      (74,677)    (21,252)
 ------------------------------------------------------------------------------------------------
    8,734,292      7,147,950      5,313,003    3,954,136     5,941,493     9,872,280   5,587,290
 ------------------------------------------------------------------------------------------------
    9,808,861      8,214,389      4,840,892    4,463,054     5,603,896    11,205,722   5,741,286
 ------------------------------------------------------------------------------------------------
           --             --             --           --            --            --          --
 ------------------------------------------------------------------------------------------------
   $9,808,861     $8,214,389     $4,840,892   $4,463,054   $ 5,603,896   $11,205,722  $5,741,286
 ------------------------------------------------------------------------------------------------
   $       --     $       --     $       --   $       --   $        --   $   (12,690) $   (6,552)
 ------------------------------------------------------------------------------------------------
      893,251        715,088        537,211      397,752       781,599       940,178     532,484
        3,963          1,122          1,756          995         5,238         7,521      26,012
      (38,212)       (12,989)        (3,459)      (4,310)     (132,996)       (6,639)     (2,008)
 ------------------------------------------------------------------------------------------------
      859,002        703,221        535,508      394,437       653,841       941,060     556,488
 ------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                            Income from
                                     investment operations(b)     Distributions to shareholders
                                  ------------------------------- ------------------------------
                                                 Net realized
                                                and unrealized
                                                gain (loss) on
                        Net asset                investments,                In excess
                         value,      Net         futures and       From net    of net   From net
                        beginning investment   foreign currency   investment investment realized
                        of period   income   related transactions   income     income     gain
 FOR THE PERIOD ENDED DECEMBER 31, 1998(a)
 Growth and Income Fund  $10.00     $0.09           $ 0.45          $(0.09)    $   --    $   --
 -----------------------------------------------------------------------------------------------
 CORE U.S. Equity Fund    10.00      0.05             1.42           (0.05)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Large Cap Growth
 Fund                     10.00      0.02             1.68           (0.02)        --        --
 -----------------------------------------------------------------------------------------------
 CORE Small Cap Equity
 Fund                     10.00      0.02            (0.95)          (0.02)     (0.01)       --
 -----------------------------------------------------------------------------------------------
 Capital Growth Fund      10.00      0.03             1.31           (0.03)        --        --
 -----------------------------------------------------------------------------------------------
 Mid Cap Equity Fund      10.00      0.07            (1.43)          (0.07)        --        --
 -----------------------------------------------------------------------------------------------
 International Equity
 Fund                     10.00      0.02             1.98              --         --     (0.09)
 -----------------------------------------------------------------------------------------------
 Global Income Fund       10.00      0.45             0.38           (0.40)        --     (0.11)
 -----------------------------------------------------------------------------------------------

 (a) The Growth and Income, International Equity and Global Income Funds commenced operations on January 12, 1998; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds commenced operations on February 13, 1998; the Capital Growth and Mid Cap Equity Funds commenced operations on April 30, 1998 and May 1, 1998, respectively.
 (b) Includes the balancing effect of calculating per share amounts.
 (c) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of period.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST

                                                                                   Ratios assuming
                                                                                     no expense
                                                                                   reimbursements
                                                                             ---------------------------
                                                                                             Ratio of
                                                                   Ratio                        net
                                         Net         Ratio        of net                    investment
  Net increase   Net asset            assets at     of net      investment     Ratio of       income
   (decrease)     value,                end of     expenses       income       expenses      (loss) to   Portfolio
     in net       end of     Total      period    to average    to average    to average      average    turnover
  asset value     period   return(c)  (in 000's) net assets(d) net assets(d) net assets(d) net assets(d)   rate
     $ 0.45       $10.45      5.47 %   $13,814       0.90%         1.85%         2.69%          0.06 %       88%
 -----------------------------------------------------------------------------------------------------------------
       1.42        11.42     14.73       9,809       0.80          0.70          2.83          (1.33)        75
 -----------------------------------------------------------------------------------------------------------------
       1.68        11.68     16.99       8,214       0.80          0.20          2.87          (1.87)        69
 -----------------------------------------------------------------------------------------------------------------
      (0.96)        9.04     (9.30)      4,841       0.90          0.30          3.92          (2.72)        74
 -----------------------------------------------------------------------------------------------------------------
       1.31        11.31     13.40       4,463       0.90          0.42          4.92          (3.60)        20
 -----------------------------------------------------------------------------------------------------------------
      (1.43)        8.57    (13.56)      5,604       0.95          1.74          4.79          (2.10)        38
 -----------------------------------------------------------------------------------------------------------------
       1.91        11.91     20.07      11,206       1.25          0.23          2.97          (1.49)        76
 -----------------------------------------------------------------------------------------------------------------
       0.32        10.32      8.29       5,741       1.05          4.59          3.30           2.34        203
 -----------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998

 1. ORGANIZATION

 Goldman Sachs Variable Insurance Trust (the "Trust") is a Delaware business trust registered under the Investment Company Act of 1940, as amended ("the Act") as an open-end, management investment company. The Trust includes Goldman Sachs Growth and Income Fund ("Growth and Income"), Goldman Sachs CORE U.S. Equity Fund ("CORE U.S. Equity"), Goldman Sachs CORE Large Cap Growth Fund ("CORE Large Cap Growth"), Goldman Sachs CORE Small Cap Equity Fund ("CORE Small Cap Equity"), Goldman Sachs Capital Growth Fund ("Capital Growth"), Goldman Sachs Mid Cap Equity Fund ("Mid Cap Equity"), Goldman Sachs International Equity Fund ("International Equity") and Goldman Sachs Global Income Fund ("Global Income"), collectively, "the Funds" or individually a "Fund". Each Fund, except the Global Income Fund is diversified under the Act. The Global Income Fund is a "non-diversified" Fund under the Act.
   Shares of the Trust may be purchased and held by separate accounts of par-ticipating life insurance companies for the purpose of funding variable annu-ity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Securities listed on any U.S. or foreign stock ex-change or on the National Association of Securities Dealers Automated Quota-tions System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices. Over-the-counter securi-ties not quoted on NASDAQ will be valued at the last sale price on the valua-tion day or, if no sale occurs, at the mean between the last bid and asked price. Debt securities are valued at prices supplied by an independent pric-ing service, which reflect broker/dealer-supplied valuations and matrix pric-ing systems. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quotations are not readily available, are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses on sales of invest-ments are calculated on the identified-cost basis. Dividend income is re-corded on the ex-dividend date. Dividends for which the fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is determined on the basis of interest accrued, premium amortized and discount earned. Growth and Income and Global Income do not amortize premiums. In addition, it is the Funds' policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

 C. Foreign Currency Translations -- Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valu-ations, other assets and liabilities initially expressed in foreign curren-cies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign currency exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of interest and dividend recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- International Equity and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a fu-ture date as a hedge or cross-hedge against either specific transactions or portfolio positions. International Equity and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any re-sulting unrealized gains or losses are recorded in each Fund's financial statements. The Funds record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Mortgage Dollar Rolls -- The Global Income may enter into mortgage "dollar rolls" in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between the price received for the secu-rities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward pur-chase. The Fund will hold and maintain in a segregated account, until the settlement date, cash or liquid assets, high-grade debt securities in an amount equal to the forward purchase price. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate trans-action involving a sale.

 F. Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek an increase of total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum initial margin requirement of the futures exchange on which the contract is traded. Payments for mark to market on futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures con-tract to sell and the value of futures contract to buy. Gains and losses are reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 G. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income to its shareholders. Accordingly, no federal tax provisions are required.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, de-pending on the type of book/tax differences that may exist as well as timing differences.
   As of December 31, 1998, the following Funds had capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                      Year of
Fund                         Amount  Expiration
-----------------------------------------------
Growth and Income Fund      $382,000    2006
-----------------------------------------------
CORE U.S. Equity Fund        237,000    2006
-----------------------------------------------
CORE Large Cap Growth Fund   628,000    2006
-----------------------------------------------
CORE Small Cap Equity Fund   760,000    2006
-----------------------------------------------
Capital Growth Fund           22,000    2006
-----------------------------------------------
Mid Cap Equity Fund          138,000    2006
-----------------------------------------------

 H. Deferred Organization Expenses -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. Included in "Accrued expenses and other liabilities" in the accompanying Statements of Assets and Liabilities, the Capital Growth and Mid Cap Equity Funds each owed $11,781 to an affiliate for organization expenses incurred for the period ended December 31, 1998.
   The deferred organization costs for the Growth and Income, International Equity and Global Income Funds each have an unamortized period remaining through January 12, 2003; the CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds each have an unamortized period remaining through February 13, 2003; the Capital Growth and Mid Cap Equity Funds have an unam-ortized period remaining through April 30, 2003 and May 1, 2003, respective-ly.

 I. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios on a pro-rata basis.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment advisor for the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth and Mid Cap Equity Funds. Goldman Sachs Asset Manage-ment International ("GSAMI"), an affiliate of Goldman Sachs, serves as the investment advisor for International Equity and Global Income Fund. Under the Agreement, the advisers, subject to the general supervision of the Trust's Board of Trustees, manage the Funds' portfolios (GSAM and GSAMI are each re-ferred to herein as the "investment advisor.") As compensation for the serv-ices rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds' business affairs, including pro-viding facilities, the advisor is entitled to a fee, computed daily and pay-able monthly at an annual rate equal to .75%, .70%, .70%, .75%, .75%, .80%, 1.00% and .90% of average daily net assets of Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and Global Income, respectively.
   The advisor has voluntarily agreed to limit certain "Other Expenses" of the Funds (excluding management fees, taxes, interest, brokerage fees, litigation and indemnification and other extraordinary expenses) to the extent that such expenses exceed .15%, .10%, .10%, .15%, .15%, .15%, .25% and .15% of the av-
 erage daily net assets of Growth and Income, CORE

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
 U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth,
 Mid Cap Equity, International Equity and Global Income, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Goldmans Sachs serves as the distributor of each Fund's shares at no cost to the Funds.
   As of December 31, 1998, Goldman Sachs was the beneficial owner of 16%,
 58%, 71%, 94%, 76%, 31%, 83% and 94% of the outstanding shares of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap, International Equity and Global Income Funds, re-spectively.
   For the period ended December 31, 1998, the advisor has voluntarily agreed to reimburse other expenses as follows (amounts in thousands):

                                                                             Reimbursement
 Fund                                Reimbursement                            Outstanding
 -----------------------------------------------------------------------------------------
 Growth and Income                            $114                                     $18
 -----------------------------------------------------------------------------------------
 CORE U.S. Equity                              121                                      17
 -----------------------------------------------------------------------------------------
 CORE Large Cap Growth                         111                                      23
 -----------------------------------------------------------------------------------------
 CORE Small Cap Equity                         129                                      24
 -----------------------------------------------------------------------------------------
 Capital Growth                                 91                                      10
 -----------------------------------------------------------------------------------------
 Mid Cap Equity                                 90                                      10
 -----------------------------------------------------------------------------------------
 International Equity                          147                                      21
 -----------------------------------------------------------------------------------------
 Global Income                                 116                                      17
 -----------------------------------------------------------------------------------------

 The reimbursement outstanding balance is included in other assets in the ac-companying statements of assets and liabilities.

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the period ended December 31, 1998, were as follows:

                                                       Sales or     Sales or Maturities
                 Purchases of        Purchases       Maturities of    (excluding U.S.
                U.S. Government   (excluding U.S.   U.S. Government   Government and
                  and agency      Government and      and agency          agency
                  obligations   agency obligations)   obligations      obligations)
 --------------------------------------------------------------------------------------
 Growth and
Income                       --         $18,156,349              --          $4,917,610
 --------------------------------------------------------------------------------------
 CORE U.S. Eq-
uity                         --          13,803,509              --           5,073,477
 --------------------------------------------------------------------------------------
 CORE Large
Cap Growth                   --          11,263,545              --           4,172,504
 --------------------------------------------------------------------------------------
 CORE Small
Cap Equity                   --           8,849,890              --           3,544,358
 --------------------------------------------------------------------------------------
 Capital
Growth                       --           4,425,556              --             657,008
 --------------------------------------------------------------------------------------
 Mid Cap Eq-
uity                         --           5,312,296              --           1,041,828
 --------------------------------------------------------------------------------------
 International
Equity                       --          15,832,457              --           6,562,046
 --------------------------------------------------------------------------------------
 Global Income        3,427,184          11,517,813       2,311,961           7,667,469
 --------------------------------------------------------------------------------------

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   At December 31, 1998, the International Equity Fund had open forward for-eign currency exchange contracts both to purchase and sell foreign currencies as follows:

  Forward Foreign Currency                  Contractual  Current   Unrealized
  Purchase Contracts                           Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  Deutschemark Expiring 1/25/99              $  280,271 $  278,458    $ (1,813)
  Deutschemark Expiring 1/29/99                 118,176    116,509      (1,667)
  Deutschemark Expiring 1/29/99                  14,387     14,323         (64)
  Japanese Yen Expiring 2/10/99                 116,038    120,640       4,602
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY PURCHASE
  CONTRACTS                                  $  528,872 $  529,930    $  1,058
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Sale Contracts                               Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  British Pound Expiring 1/29/99             $  118,177 $  116,152    $  2,025
  British Pound Expiring 1/29/99                 14,862     14,934         (72)
  Hong Kong Dollar Expiring 12/8/99             223,411    226,290      (2,879)
  Japanese Yen Expiring 3/4/99                  113,877    120,995      (7,118)
  Swiss Franc Expiring 2/17/99                  256,746    259,189      (2,443)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY SALE CON-
  TRACTS                                     $  727,073 $  737,560    $(10,487)
 ------------------------------------------------------------------------------
   At December 31, 1998, the Global Income Fund had open forward foreign cur-
 rency exchange contracts both to purchase and sell foreign currencies as fol-
 lows:
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Purchase Contracts                           Value      Value    Gain (Loss)
 ------------------------------------------------------------------------------
  Deutschemark Expiring 1/29/99              $   39,666 $   39,491    $   (175)
  Swedish Krona Expiring 1/22/99                 34,792     33,470      (1,322)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY PURCHASE
  CONTRACTS                                  $   74,458 $   72,961      (1,497)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Forward Foreign Currency                  Contractual  Current   Unrealized
  Sale Contracts                               Value      Value    Gain Loss)
 ------------------------------------------------------------------------------
  Canadian Dollar Expiring 2/22/99           $  103,083 $  104,328    $ (1,245)
  British Pound Expiring 1/29/99                551,755    540,935      10,820
  British Pound Expiring 1/29/99                 63,793     63,603         190
  British Pound Expiring 1/29/99                212,560    209,942       2,618
  Deutschemark Expiring 1/22/99                  36,363     35,729         634
  Deutschemark Expiring 1/25/99                  22,189     22,257         (68)
  Deutschemark Expiring 1/25/99                 214,864    215,958      (1,094)
  Deutschemark Expiring 1/25/99                  54,000     53,898         102
  Deutschemark Expiring 2/10/99                 109,441    108,721         720
  Danish Krone Expiring 1/13/99                 307,274    301,110       6,164
  French Franc Expiring 1/14/99                  54,356     53,188       1,168
  Italian Lira Expiring 1/12/99                 230,317    231,693      (1,376)
  Japanese Yen Expiring 2/10/99                 380,011    392,114     (12,103)
  Japanese Yen Expiring 2/10/99                  77,473     80,188      (2,715)
  Japanese Yen Expiring 2/10/99                   1,428      1,510         (82)
  Japanese Yen Expiring 2/10/99                 167,003    171,393      (4,390)
  Spanish Pesta Expiring 1/20/99                161,325    161,976        (651)
  Swiss Franc Expiring 2/17/99                  134,530    135,810      (1,280)
 ------------------------------------------------------------------------------
  TOTAL FORWARD FOREIGN CURRENCY SALE CON-
  TRACTS                                     $2,881,765 $2,884,353    $ (2,588)
 ------------------------------------------------------------------------------

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1998, International Equity and Global Income had sufficient cash and/or secu-rities to cover any commitments under these contracts.
   At December 31, 1998, the International Equity and Global Income Funds have recorded open forward foreign currency contracts which are included in the accompanying Statements of Assets and Liabilities according to the following amounts:

                                            International Equity Global Income
                                                    Fund             Fund
 -----------------------------------------------------------------------------
 Receivable for open forward foreign
currency exchange contracts                              $ 6,627       $22,416
 -----------------------------------------------------------------------------
 Payable for open forward foreign currency
exchange contracts                                        16,056        26,501
 -----------------------------------------------------------------------------

   Included in the receivable and payable for foreign currency exchange con-tracts in the accompanying Statements of Assets and Liabilities are closed but unsettled forward foreign currency exchange contracts of the following amounts as of December 31, 1998:

                                           International Equity Global Income
                                                   Fund             Fund
 ----------------------------------------------------------------------------
 Receivable for closed but unsettled
forward foreign currency exchange
contracts                                                $  701       $ 9,202
 ----------------------------------------------------------------------------
 Payable for closed but unsettled forward
foreign currency exchange contracts                       9,048        11,012
 ----------------------------------------------------------------------------

   Mid Cap Equity is due $2,550 from Goldman Sachs related to variation margin on futures contracts as of December 31, 1998. For the period ended December 31, 1998, the Trust paid Goldman Sachs approximately $14,000 of brokerage commissions from portfolio transactions.

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST
Notes to Financial Statements
December 31, 1998
   At December 31, 1998, Growth and Income, Capital Growth and Mid Cap had un-divided interests in the repurchase agreements in the following joint account which equaled $700,000, $100,000 and $1,700,000, respectively, in principal amount. At December 31, 1998, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

                                Principal   Interest   Maturity    Amortized
 Repurchase Agreements            Amount      Rate       Date         Cost
 ------------------------------------------------------------------------------
 ABN-AMRO, Inc.                $120,000,000     5.15% 01/04/1999 $  120,000,000
 ------------------------------------------------------------------------------
 Deutsche Bank                   77,300,000     5.07  01/04/1999     77,300,000
 ------------------------------------------------------------------------------
 Donaldson, Lufkin &
Jenrette, Inc.                  150,000,000     4.95  01/04/1999    150,000,000
 ------------------------------------------------------------------------------
 J.P. Morgan Securities, Inc.   700,000,000     4.75  01/04/1999    700,000,000
 ------------------------------------------------------------------------------
 Morgan Stanley & Co.           200,000,000     4.95  01/04/1999    200,000,000
 ------------------------------------------------------------------------------
 NationsBanc Montgomery
Securities LLC                  125,000,000     5.15  01/04/1999    125,000,000
 ------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE
AGREEMENT ACCOUNT                                                $1,372,300,000
 ------------------------------------------------------------------------------

 7. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility. The facility is to be used solely for temporary or emer-gency purposes. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds Rate at the time of participation. During the period ended December 31, 1998, the Funds did not have any borrowings under this facility.

 8. CERTAIN RECLASSIFICATIONS

 In accordance with statement 93-2, the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Capital Growth, Mid Cap Equity, International Equity and Global Income Funds have reclassified $3,441, $1,567, $1,864, $1,946, $1,046, $2,336, $1,688 and $1,346, respectively, from paid in capital to accumulated undistributed net investment income. Addition-ally, the Mid Cap Equity, International Equity and the Global Income Funds have reclassified $2, $34,441 and $31,522, respectively, from accumulated un-distributed net realized loss on investments, futures, and foreign currency transactions to accumulated undistributed net investment income. These re-classifications have no impact on the net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                                   APPENDIX A

Commercial Paper Ratings
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                  "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

              Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B




                   BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

         Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

         Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

         Our assets are our people, capital and reputation. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

         We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

         We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.


         We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.


         We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any impermissible criterion or circumstance.

         We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

         The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

         We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

         We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to distinction.

         We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

         Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

         Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

         GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

         Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

         Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

         With thirty-seven offices around the world, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

         The number one underwriter of all international equity issuers from (1993-1996).

         A research budget of $200 million for 1997.

         Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).*

         The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).

         The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).


--------

* Source: Securities Data Corporation. Common stock ranking excludes REITs, Investment Trusts and Rights.

                  GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865     End of Civil War

1869     Marcus Goldman opens Goldman Sachs

1890     Dow Jones Industrial Average first published

1896     Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

         Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956     Goldman Sachs co-manages Ford's public offering, the largest to date

1970     London office opens

1972     Dow Jones Industrial Average breaks 1000

1986     Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995     Dow Jones Industrial Average breaks 5000

1996     Goldman Sachs takes Deutsche Telecom public

         Dow Jones Industrial Average breaks 6000

1997     Dow Jones Industrial Average breaks 7000

         Goldman Sachs increases assets under management by 100% over 1996

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                 GOLDMAN SACHS CONSERVATIVE STRATEGY PORTFOLIO
                   GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
              GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
                    GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
              GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
            (PORTFOLIOS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST)


                              One New York Plaza
                           New York, New York 10004


  This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the prospectus for Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio dated May 1, 1999 as amended and/or supplemented from time to time (the "Prospectus"), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below.



The date of this Additional Statement is May 1, 1999.

                               TABLE OF CONTENTS

                                                                         Page
INTRODUCTION..........................................................   B-1
INVESTMENT OBJECTIVES AND POLICIES....................................   B-2
DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES....................   B-17
MANAGEMENT............................................................   B-65
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................   B-82
NET ASSET VALUE.......................................................   B-84
PERFORMANCE INFORMATION...............................................   B-86
SHARES OF THE TRUST...................................................   B-91
TAXATION..............................................................   B-93
OTHER INFORMATION.....................................................   B-97
APPENDIX A............................................................   A-1
APPENDIX B............................................................   B-1


GOLDMAN SACHS ASSET MANAGEMENT                         GOLDMAN, SACHS & CO.
Adviser to:                                            Transfer Agent

 Goldman Sachs Conservative Strategy Portfolio         4900 Sears Tower
 Goldman Sachs Balanced Strategy Portfolio             Chicago, IL 60606
 Goldman Sachs Growth and Income Strategy Portfolio
 Goldman Sachs Growth Strategic Portfolio
 Goldman Sachs Aggressive Growth Strategy Portfolio    GOLDMAN, SACHS & CO.
One New York Plaza                                     Distributor
New York, New York 10004                               85 Broad Street
                                                       New York, New York 10004





                         Toll free.......800-292-472  6

INTRODUCTION

    Goldman Sachs Variable Insurance Trust (the "Trust") is an open-end, management investment company. Shares of the Trust may be purchased and held by the separate accounts ("Separate Accounts") of participating life insurance companies ("Participating Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Trust are not offered directly to the general public. The following series of the Trust are described in this Additional Statement: Goldman Sachs Conservative Strategy Portfolio ("Conservative Strategy Portfolio"), Goldman Sachs Balanced Strategy Portfolio ("Balanced Strategy Portfolio"), Goldman Sachs Growth and Income Strategy Portfolio ("Growth and Income Strategy Portfolio"), Goldman Sachs Growth Strategy Portfolio ("Growth Strategy Portfolio") and Goldman Sachs Aggressive Growth Strategy Portfolio ("Aggressive Growth Strategy Portfolio") (collectively referred to herein as the "Portfolios"). Other series of the Trust are described in a separate Additional Statement.

    Each Portfolio is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's charter to create and classify shares of beneficial interests in separate series and to classify and reclassify any series or portfolio of shares into one or more classes, without further action by shareholders. Additional series may be added in the future.


    Each Portfolio is a separately managed, diversified mutual fund with its own investment objectives and policies. Each Portfolio has been constructed as a "fund of funds," which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios (the "Underlying Funds") of the Trust and of Goldman Sachs Trust, a separately registered open-end investment company ("GST").

    Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Funds. GSAM is referred to herein as the "Adviser." Goldman Sachs serves as each Fund's distributor and transfer agent. Each Fund's custodian is State Street Bank and Trust Company ("State Street").

                      INVESTMENT OBJECTIVES AND POLICIES





    Normally, each of the Asset Allocation Portfolios will be predominantly invested in shares of the Underlying Funds. The value of the Underlying Funds' investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make. Further information about the Underlying Funds and their respective investment objectives and policies is included in their Prospectuses and Additional Statements. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

Description of Underlying Funds
-------------------------------

Goldman Sachs Variable Insurance Trust ("VIT") Growth and Income Fund

    Objectives.  This Fund seeks to provide investors with long-term growth of
    ----------
capital and growth of income.

    Primary Investment Focus.  This Fund invests, under normal circumstances, at
    ------------------------
least 65% of its total assets in equity securities that its investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

    Other.  This Fund may invest up to 35% of its total assets in fixed-income
    -----
securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

VIT CORE U.S. Equity Fund

    Objective.  This Fund seeks to provide investors with long-term growth of
    ---------
capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

    Primary Investment Focus.  This Fund invests, under normal circumstances, at
    ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. The Fund seeks a broad representation in most major sectors of the U.S.

economy and a portfolio composed of companies with average long-term earnings growth expectations and dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Large Cap Growth Fund

    Objective.  This Fund seeks to provide investors with long-term growth of
    ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.


    Primary Investment Focus.  This Fund invests, under normal circumstances, at
    ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investment adviser emphasizes a company's growth prospects in analyzing equity securities to be purchased by the Fund. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Growth Index. The Fund seeks a portfolio composed of companies with above average capitalizations and earnings growth expectations and below average dividend yields. The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Large Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital and dividend income. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are selling at low to modest valuations relative to general market measures such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.


  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000 Value Index. The Fund seeks a portfolio composed of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.
The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE Small Cap Equity Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.


  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of U.S. issuers, including certain foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000 Index. The Fund seeks a portfolio composed of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000 Index. If the issuer of a portfolio security held by the Fund is no longer included in the Russell 2000 Index, the Fund may, but is not required to, sell the security.
The Fund's investments in fixed-income securities are limited to securities that are considered cash equivalents.

VIT CORE International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital. The Fund seeks to achieve its objective through a broadly diversified portfolio of large cap equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund seeks broad representation of large cap issuers across major countries and sectors of the international economy. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE Index.

  The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund's assets are invested in at least three foreign countries. The Fund may invest in securities of issuers in Emerging Countries which involve certain risks which are not present in investments in more developed countries.

VIT Capital Growth Fund

  Objective.  This Fund seeks to provide investors with long-term growth of
  ---------
capital.

  Primary Investment Focus.  This Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by its investment adviser to have long-term capital appreciation potential.

  Other.  Although this Fund will invest primarily in publicly traded U.S.
  -----
securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.


VIT Mid Cap Value Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all of its assets in equity securities and at least 65% of its total assets in equity securities of Mid-Cap Companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion). If the capitalization of an issuer increases above $16 billion after purchase of such issuer's securities, the Fund may, but is not required to, sell the securities. Dividend income, if any, is an incidental consideration.

  Other.  This Fund may invest up to 35% of its total assets in fixed-income
  -----
securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

VIT International Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and Emerging Countries. Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries. The Fund intends to invest in companies with public stock market capitalizations that are larger than those in which the International Small Cap Fund primarily intends to invest.

  Other.  Up to 35% of the Fund's total assets may be invested in fixed-income
  -----
securities.

VIT Short Duration Government Fund

  Objective.  This Fund seeks to provide a high level of current income.
  ---------
Secondarily, the Fund may, in seeking current income, also consider the potential for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the two-year U.S. Treasury security, plus or minus .5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year bond.

  Investment Sector.  This Fund invests, under normal market conditions, at
  -----------------
least 65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund invests in U.S. Government Securities and
  --------------
repurchase agreements collateralized by such securities.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

VIT Global Income Fund

  Objective.  This Fund seeks to provide investors with a high total return,
  ---------
emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year bond.

  Investment Sector.  The Fund invests primarily in a portfolio of high quality
  -----------------
fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its total assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund may also invest up to 10% of its total assets in issuers in countries with emerging markets and economies. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

  The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

  Credit Quality.  All securities purchased by the Fund will be rated, at the
  --------------
time of investment, at least BBB or Baa by an a Nationally Recognized Statistical Rating Organization ("NRSRO"). However, the Fund will invest at least 50% of its total assets in securities rated, at the time of investment, AAA or Aaa by an NRSRO. Unrated securities will be determined by the investment adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund's total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund's net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

  The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund's investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund's total assets will be invested in securities of issuers in any other single foreign country.




Goldman Sachs Trust ("GST")  Small Cap Value Fund


  Objective.  The Fund seeks long-term growth of capital.
  ---------


  Primary Investment Focus.  The Fund invests, under normal circumstances, at
  ------------------------
least 90% of its total assets in equity securities. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities that are considered by the Fund's adviser to be strategically positioned for consistent long-term growth. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.




  Small Capitalization Companies.  This Fund invests in companies which its
  ------------------------------
investment adviser believes are well managed niche businesses that have the potential to achieve high or improving returns on capital and/or above average sustainable growth. The Fund may invest in securities of small market capitalization companies which may have experienced financial difficulties. Investments may also be made in companies that are in the early stages of their life and that the Fund's investment adviser believes have significant growth potential. The investment adviser believes that the companies in which the Fund may invest offer greater opportunity for growth of capital than larger, more mature, better known companies. However, investments in such small market capitalization companies involve special risks.

  Other.  This Fund may invest in the aggregate up to 35% of its total assets in
  -----
the equity securities of companies with public stock market capitalizations in excess of $1 billion at the time of investment and in fixed-income securities. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in Emerging Countries and securities quoted in foreign currencies.

GST Emerging Markets Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of Emerging Country issuers. For purposes of the Fund's investment policies, Emerging Countries are countries with economies or securities markets that are considered by the Fund's investment adviser not to be fully developed. The investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most Latin American, African, Asian and Eastern European nations. The Fund's investment adviser currently intends that the Fund's investment focus will be in the following Emerging Countries:
Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe.

  An Emerging Country issuer is any entity that satisfies at least one of the following criteria: (i) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more Emerging Countries; (ii) it is organized under the laws of, or has a principal office in, an Emerging Country; (iii) it maintains 50% or more of its assets in one or more of the Emerging Countries; or
(iv) the principal securities trading market for a class of its securities is in an Emerging Country.

  Investments in Emerging Countries involve certain risks which are not present in investments in more developed countries. The Fund may purchase privately placed equity securities, equity securities of companies that are in the process of being privatized by foreign governments, securities of issuers that have not paid dividends on a timely basis, equity securities of issuers that have experienced difficulties, and securities of companies without performance records.

  Other.  Under normal circumstances, this Fund maintains investments in at
  -----
least six Emerging Countries, and will not invest more than 35% of its total assets in securities of issuers in any one Emerging Country. Allocation of the Fund's investments will depend upon the relative attractiveness of the Emerging Country markets and particular issuers. In addition, macro-economic factors and the portfolio managers' and Goldman Sachs economists' views of the relative attractiveness of Emerging Countries and currencies are considered in allocating the Fund's assets among Emerging Countries. Concentration of the Fund's assets in one or a few Emerging Countries and currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. The Fund may invest in the aggregate up to 35% of its total assets in (i) fixed-income securities of private and governmental Emerging Country issuers; and (ii) equity and fixed-income securities of issuers in developed countries.

GST Asia Growth Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  This Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the Asian countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the Asian countries; (iii) they maintain 50% or more of their assets in one or more of the Asian countries; or (iv) they are organized under the laws of one of the Asian countries. The Fund seeks to achieve its objective by investing primarily in equity securities of Asian companies which are considered by the Fund's investment adviser to have long-term capital appreciation potential.
Many of the countries in which the Fund may invest have emerging markets or economies which involve certain risks which are not present in investments in more developed countries. The Fund may purchase equity securities of issuers that have not paid dividends on a timely basis, securities of companies that have experienced difficulties, and securities of companies without performance records.

  Other.  This Fund may allocate its assets among the Asian countries as
  -----
determined from time to time by its investment adviser. For purposes of the Fund's investment policies, Asian countries are China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand as well as any other country in Asia (other than Japan) to the extent that foreign investors are permitted by applicable law to make such investments. Allocation of the Fund's investments will depend upon the Fund's investment adviser's view of relative attractiveness of the Asian markets and particular issuers. For example, on January 31, 1998 (the end of the Fund's last fiscal year), more than 35% of the Fund's assets were invested in securities traded in Hong Kong. Concentration of the Fund's assets in one or a few of the Asian countries and Asian currencies will subject the Fund to greater risks than if the Fund's assets were not geographically concentrated. The Fund may invest in the aggregate up to 35% of its total assets in equity securities of issuers in other countries, including Japan, and in fixed-income securities.

GST Real Estate Securities Fund

  Objective.  This Fund seeks to provide investors with total return comprised
  ---------
of long-term growth of capital and dividend income.

  Primary Investment Focus.  This Fund will invest, under normal circumstances,
  ------------------------
substantially all, and at least 80%, of its total assets in issuers that are primarily engaged in or related to the real estate industry. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities of REITs and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

  Shares of REITs.  The Fund may invest without limitation in shares of REITs.
  ---------------
REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

  Other.  Under normal circumstances, this Fund may invest up to 20% of its
  -----
total assets in fixed-income securities that, in the opinion of its investment adviser, offer the potential to further the Fund's investment objectives. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities.

GST Japanese Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal circumstances,
  ------------------------
substantially all, and at least 65%, of its total assets in equity securities of Japanese companies. Japanese companies include those organized under the laws of Japan or whose shares are traded primarily on a Japanese stock exchange as well as those whose shares are registered with the Japan Securities Dealers Association for trading primarily on Japan's over-the-counter market. The Fund's concentration in Japanese companies will expose it to the risk of adverse social, political and economic events which occur in Japan or affect the Japanese markets.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-Japanese companies and in fixed-income securities.

GST European Equity Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.


  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of European companies. Because of its focus, the Fund will be more susceptible to European economic, market, political and local risks than a fund that is more geographically diversified. "European companies" are companies that satisfy at least one of the following criteria: (i) their securities are traded principally on stock exchanges in one or more of the European countries; (ii) they derive 50% or more of their total revenue from goods produced, sales made or services performed in one or more of the European countries; (iii) they maintain 50% or more of their assets in one or more of the European countries; or (iv) they are organized under the laws of a European country. The Fund may allocate its assets among different countries as determined by its investment adviser, provided that the Fund's assets are invested in at least three European countries. It is currently anticipated that a majority of the Fund's assets will be invested in the equity securities of large cap companies located in the developed countries of Western Europe. However, the Fund may also invest, without limit, in mid cap companies and small cap companies, as well as companies located in Emerging Countries in which the Emerging Markets Equity Fund may invest, including Eastern European countries and the European states that formerly comprised the Soviet Union and Yugoslavia.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of non-European countries and in fixed-income securities.

GST International Small Cap Fund

  Objective.  This Fund seeks to provide investors with long-term capital
  ---------
appreciation.

  Primary Investment Focus.  The Fund invests, under normal market
  ------------------------
circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund may allocate its assets among countries as determined by its investment adviser from time to time provided that the Fund's assets are invested in at least three foreign countries. The Fund expects to invest a substantial portion of its assets in small cap securities of companies in the developed countries of Western Europe, Japan and Asia. However, the Fund may also invest in the securities of issuers located in Australia, Canada, New Zealand and the Emerging Countries in which the Emerging Markets Equity Fund may invest. Many of the countries in which the Fund may invest have emerging markets economics which involve certain risks, which are not present in investments in more developed countries. If the market capitalization of a company held by the Fund increases above $1 billion, the Fund may, consistent with its investment objective, continue to hold the security.

  Other.  The Fund may invest in the aggregate up to 35% of its total assets in
  -----
equity securities of larger cap companies with public stock market capitalizations of more than $1 billion at the time of investment and in fixed-income securities.

GST Financial Square Prime Obligations Fund

  Objective.  This Fund seeks to maximize current income to the extent
  ---------
consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

  Primary Investment Focus.  This Fund invests in securities of the U.S.
  ------------------------
Government, its agencies, authorities and instrumentalities, obligations of U.S. banks, commercial paper, and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

  Other.  The investments of this Fund are limited by regulations applicable to
  -----
money market funds as described in its Prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

GST Adjustable Rate Government Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income, consistent with low volatility of principal.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be in a range approximately equal to that of a six-month to one-year U.S. Treasury security. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed two years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a nine-month note.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in U.S. Government Securities that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets. The remainder of the Fund's assets (up to 35%) may be invested in other U.S. Government Securities, including fixed rate mortgage pass-through securities, other securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans ("Mortgage-Backed Securities") and repurchase agreements collateralized by U.S. Government Securities. Substantially all of the Fund's assets will be invested in U.S. Government Securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund invests in U.S. Government Securities and
  --------------
repurchase agreements collateralized by such securities.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

GST Government Income Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income, consistent with safety of principal.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in U.S. Government Securities and in repurchase agreements collateralized by such securities. The remainder of the Fund's assets may be invested in non-government securities such as privately issued Mortgage-Backed Securities, Asset-Backed Securities and corporate securities. 100% of the Fund's portfolio will be invested in U.S. dollar-denominated securities.

  Credit Quality.  This Fund's non-U.S. Government Securities will be rated, at
  --------------
the time of investment, AAA or Aaa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit and interest rate swaps and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

GST Core Fixed Income Fund

  Objective.  This Fund seeks to provide investors with a total return
  ---------
consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the "Index").

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year bond.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar, 10% of which may be invested in issuers in countries with emerging markets and economies. A number of investment strategies will be used to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.


  The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least BBB or Baa by an NRSRO. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal. The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $100 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of Asset-Backed Securities. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.


  Credit Quality.  All U.S. dollar-denominated fixed-income securities purchased
  --------------
by the Fund will be rated, at the time of investment, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund's investment adviser to be of comparable quality. Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics and adverse economic conditions or changing circumstances may weaken their issuers' capability to pay interest and repay principal.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may invest in custodial receipts, Municipal Securities and convertible securities. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.


GST High Yield Fund

  Objective.  This Fund seeks to provide investors with a high level of current
  ---------
income and may also consider the potential for capital appreciation.

  Duration.  Under normal interest rate conditions, the Fund's duration is
  --------
expected to be equal to that of the Fund's benchmark, the Lehman Brothers High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund's maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year bond.

  Investment Sector.  This Fund invests, under normal circumstances, at least
  -----------------
65% of its total assets in high yield, fixed-income securities rated, at the time of investment, below investment grade. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the investment adviser to be of comparable quality. The

Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, municipal securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers (including securities of issuers located in countries with emerging markets and economies) which are denominated in currencies other than the U.S. dollar. Under normal market conditions, the Fund may invest up to 35% of its total assets in investment grade fixed-income securities, including U.S. Government Securities, Asset-Backed and Mortgage-Backed Securities and corporate securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund. A number of investment strategies are used to seek to achieve the Fund's investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Fund's investment adviser will attempt to take advantage of pricing inefficiencies in the fixed-income markets.


  Credit Quality.  This Fund invests primarily in high yield, fixed-income
  --------------
securities rated below investment grade, including securities of issuers in default. Non-investment grade securities (commonly known as "junk bonds") tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See "Description of Investment Securities and Practices." A description of the corporate bond and preferred stock ratings is contained in Appendix A to this Additional Statement.

  Other.  This Fund may employ certain active management techniques to manage
  -----
its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, currency, mortgage, credit and interest rate swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.


               DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

  This section describes in further detail certain investment securities and practices that are applicable to the Underlying Funds. As stated in the Prospectus, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. The following description also applies to those securities and practices of the Portfolios, as applicable.

Corporate Debt Obligations
--------------------------

  Each Underlying Fund (other than the Adjustable Rate Government and Short Duration Government Funds) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

  Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

  Trust Preferreds.  The Government Income, Core Fixed Income, Global Income and
  ----------------
High Yield Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder's viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer's viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.


  High Yield Securities.  Bonds rated BB or below by Standard & Poor's Ratings
  ---------------------
Group ("Standard & Poor's") or Ba or below by Moody's Investors Service, Inc. ("Moody's") (or comparable rated and unrated securities) are commonly referred to as "junk bonds" and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody's). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if a Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor's, Moody's, Fitch IBCA, Inc. and Duff & Phelps.

  The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

  The market values of high yield, fixed-income securities tends to reflect those individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

  Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

  Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund's net asset value.

  The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund's annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.


  The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund's net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

  Certain proposed and recently enacted federal laws could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of proposed legislation and the probability of such legislation being enacted is uncertain.

  Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund's portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities. An Underlying Fund may also incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on a portfolio security.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund's investment adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The investment adviser monitors the investments in an Underlying Fund's portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  Loan Participations.  The High Yield Fund may invest in loan participations.
  -------------------
Such loans must be to issuers in whose obligations the High Yield Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

  Participation interests acquired by the High Yield Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fund acts as co-lender in connection with a participation interest or when the High Yield Fund acquires certain participation interests, the High Yield Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund will be regarded as illiquid.

  For purposes of certain investment limitations pertaining to diversification of the High Yield Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored
-------------------------------------------------------------------------------
Enterprises
-----------


  Each Underlying Fund may invest in U.S. government securities ("U.S. Government Securities"), which are obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities or sponsored enterprises. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States of America. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (a) the right of the issuer to borrow from the Treasury (such as securities of Federal Home Loan Banks), (b) the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of Federal National Mortgage Association ("Fannie Mae")) or (c) only the credit of the issuer (such as securities of the Financing Corporation). The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.


  U.S. Government Securities include (to the extent consistent with the Investment Company Act of 1940, as amended (the "Act")) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a substantial secondary market, such participations are regarded as illiquid. Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the such Fund's limitation on investment in illiquid securities.

  The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program ("STRIPS").

Bank Obligations
----------------


  Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by United States and foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

  Banks are subject to extensive governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
-------------------------------------------------------------

  Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind ("PIK") securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

  PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

  Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund.

Zero Coupon Bonds
-----------------


  An Underlying Fund's investment in fixed-income securities may include zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Fund may obtain no return at all on its investment. Each Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund's distribution obligations.

Variable and Floating Rate Securities
-------------------------------------

  The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

  Permissible investments for certain of the Underlying Funds include "leveraged" inverse floating rate debt instruments ("inverse floaters"), including "leveraged inverse floaters." The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund's limitation on illiquid investments.

Custodial Receipts
------------------

  Each Underlying Fund may invest up to 5% of its net assets in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Municipal Securities
--------------------

  Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities ("Municipal Securities").

  Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

  The two principal classifications of Municipal Securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and zero coupon bonds, deferred interest bonds and capital appreciation bonds.

  In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

  An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors such as the High Yield and Core Fixed Income Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

  The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

  Municipal Leases, Certificates of Participation and Other Participation
  -----------------------------------------------------------------------
Interests.  Municipal Securities include leases, certificates of participation
---------
and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund's original investment.

  Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

  Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.


  The Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying Municipal Security, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

  Auction Rate Securities.  Municipal Securities also include auction rate
  -----------------------
Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

  An Underlying Fund's investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

  Other Types of Municipal Securities.  Other types of Municipal Securities in
  -----------------------------------
which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds and insured municipal obligations.

  Call Risk and Reinvestment Risk.  Municipal Securities may include "call"
  -------------------------------
provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund's portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund's return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities
---------------------------------------------


  General Characteristics.  Certain of the Underlying Funds may invest in
  -----------------------
Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties (the "Mortgaged Properties"). The Mortgaged Properties may consist of detached individual dwelling units, multifamily dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

  Adjustable Rate Mortgage Loans ("ARMs").  ARMs generally provide for a fixed
  ---------------------------------------
initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.

  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.


  ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As with fixed-rate mortgage loans, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to "lock-in" a fixed-rate mortgage. Conversely, if prevailing interest rates rise significantly, ARMs may prepay more slowly. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

  There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund's portfolio and, therefore, in the net asset value of an Underlying Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

  Fixed-Rate Mortgage Loans.  Generally, fixed-rate mortgage loans included in a
  -------------------------
mortgage pool (the "Fixed-Rate Mortgage Loans") will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final "balloon" payment upon maturity.

  Legal Considerations of Mortgage Loans.  The following is a discussion of
  --------------------------------------
certain legal and regulatory aspects of the mortgage loans in which certain of the Underlying Funds may invest. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect a Fund's investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying an Underlying Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.   Foreclosure.  A foreclosure of a defaulted mortgage loan may be delayed due
     -----------
     to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee's right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

     Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.   Rights of Redemption.  In some states, after foreclosure of a mortgage
     --------------------
     loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee's ability to sell the property.

3.   Legislative Limitations.  In addition to anti-deficiency and related
     -----------------------
     legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower's obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.   "Due-on-Sale" Provisions.  Fixed-rate mortgage loans may contain a so-
     ------------------------
     called "due-on-sale" clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a "due-on-sale" clause upon a transfer of property. The inability to enforce a "due-on-sale" clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.   Usury Laws.  Some states prohibit charging interest on mortgage loans in
     ----------
     excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

  Government Guaranteed Mortgage-Backed Securities.  There are several types of
  ------------------------------------------------
guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates ("REMIC Certificates"), collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

  An Underlying Fund's investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac").

  Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate
  -----------------------
instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration ("FHA Loans"), or guaranteed by the Veterans Administration ("VA Loans"), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount.

  Fannie Mae Certificates.  Fannie Mae is a stockholder-owned corporation
  -----------------------
chartered under an act of the United States Congress. Each Fannie Mae Certificate is issued and guaranteed by Fannie Mae and represents an undivided interest in a pool of mortgage loans (a "Pool") formed by Fannie Mae. Each Pool consists of residential mortgage loans ("Mortgage Loans") either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The Mortgage Loans may be either conventional Mortgage Loans (i.e., not insured or guaranteed by any U.S. Government agency) or Mortgage Loans that are either insured by the FHA or guaranteed by the Veterans Administration ("VA"). However, the Mortgage Loans in Fannie Mae Pools are primarily conventional Mortgage Loans. The lenders originating and servicing the Mortgage Loans are subject to certain eligibility requirements established by Fannie Mae.

  Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled monthly installments of principal and interest after Fannie Mae's servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed Mortgage Loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

  Freddie Mac Certificates.  Freddie Mac is a publicly held U.S. Government
  ------------------------
sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participation in mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac.

  Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

  The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

  Conventional Mortgage Loans.  The conventional mortgage loans underlying the
  ---------------------------
Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


  Mortgage Pass-Through Securities.  As described in the Prospectuses, certain
  --------------------------------
of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities ("Mortgage Pass-Throughs"); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

  The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

  Description of Certificates.  Mortgage Pass-Throughs may be issued in one or
  ---------------------------
more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

  Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

  Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

  Ratings.  The ratings assigned by a rating organization to Mortgage Pass-
  -------
Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization's ratings take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate does not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

  Credit Enhancement.  Credit support falls generally into two categories:  (i)
  ------------------
liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

  Subordination; Shifting of Interest; Reserve Fund.  In order to achieve
  -------------------------------------------------
ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period ("shifting interest credit enhancement"). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

  In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the "Reserve Fund"). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

  The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans ("Realized Losses"). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

  Alternative Credit Enhancement.  As an alternative, or in addition to the
  ------------------------------
credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

  Voluntary Advances.  Generally, in the event of delinquencies in payments on
  ------------------
the mortgage loans underlying the Mortgage Pass-Throughs, the servicer agrees to make advances of cash for the benefit of certificate-holders, but only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

  Optional Termination.  Generally, the servicer may, at its option with respect
  --------------------
to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.


  Multiple Class Mortgage-Backed Securities and Collateralized Mortgage
  ---------------------------------------------------------------------
Obligations.  An Underlying Fund may invest in multiple class securities
-----------
including collateralized mortgage obligations ("CMOs") and REMIC Certificates. These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

  Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

  Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates ("PCs"). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.

  CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Underlying Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the "Mortgage Assets"). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

  CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

  Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

  A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


  Stripped Mortgage-Backed Securities.  Certain of the Underlying Funds may
  -----------------------------------
invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. A Fund's investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund's limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities
-----------------------

  Asset-backed securities represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

  Certain Underlying Funds may invest in asset-backed securities. Like Mortgage-Backed Securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund's portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

  Asset-backed securities present certain additional risks that are not presented by Mortgage-Backed Securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------


  Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase and sell futures contracts and may also purchase and write options on futures contracts. CORE Large Cap Value and CORE Large Cap Growth Funds may only enter into such transactions with respect to a representative index. Core U.S. Equity Fund may enter into futures contracts only with respect to the S&P 500 Index. The other Funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, only for bona fide hedging purposes as defined below or for purposes of seeking to increase total return to the extent permitted by regulations of the Commodity Futures Trading Commission ("CFTC"). Futures contracts entered into by an Underlying Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges. Neither the CFTC, National Futures Association nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, an Underlying Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

  Futures Contracts.  A futures contract may generally be described as an
  -----------------
agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).


  When interest rates are rising or securities prices are falling, an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, an Underlying Fund may sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are quoted or denominated in such currency, or purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. The Underlying Fixed-Income Funds may also use futures contracts to manage their term structure, sector selection and duration in accordance with their investment objectives and policies.

  Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging Strategies.  Hedging, by use of futures contracts, seeks to establish
  ------------------
with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that an Underlying Fund owns or proposes to acquire. An Underlying Fund may, for example, take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or (other than CORE Large Cap Value, CORE U.S. Equity, CORE Large Cap Growth and CORE Small Cap Equity Funds) foreign currency rates that would adversely affect the dollar value of such Fund's portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on a currency in which its portfolio securities are quoted or denominated or in one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund's portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, an Underlying Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

  Options on Futures Contracts.  The acquisition of put and call options on
  ----------------------------
futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund's assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated upon exercise of the option to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


  Other Considerations.  An Underlying Fund will engage in futures transactions
  --------------------
and related options transactions only for bona fide hedging as defined in the regulations of the CFTC or to seek to increase total return to the extent permitted by such regulations.

  In addition to bona fide hedging, a CFTC regulation permits an Underlying Fund to engage in other futures transactions if the aggregate initial margin and premiums required to establish such positions in futures contracts and options on futures do not exceed 5% of the net asset value of such Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. Transactions in futures contracts and related options may also be limited by certain requirements that must be met in order for an Underlying Fund to qualify as a regulated investment company for federal income tax purposes.


  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.


  Perfect correlation between an Underlying Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on individual equity or corporate fixed-income securities are currently available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The profitability of a Fund's trading in futures to seek to increase total return depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices
--------------------------------------------

  Writing Covered Options.  Certain of the Underlying Funds may write (sell)
  -----------------------
covered call and put options on any securities in which they may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

  A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund would have segregated cash or liquid assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

  Call and put options written by an Underlying Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund.


  In addition, a written call option or put option may be covered by segregating cash or liquid assets (either of which may be quoted or denominated in any currency), by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces an Underlying Fund's net exposure on its written option position.

  An Underlying Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.


  An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities in its portfolio. An Underlying Fund may cover call and put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by using the other methods described above.

  An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options.  Each Underlying Fund (other than CORE Large Cap Value,
  ------------------
CORE U.S. Equity, CORE Large Cap Growth and Financial Square Prime Obligations Funds) may purchase put and call options on any securities in which it may invest or options on any securities index composed of securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

  An Underlying Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such Fund would realize either no gain or a loss on the purchase of the call option.

  An Underlying Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts"), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund's securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

  An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see "Writing Covered Options" above.


  Yield Curve Options.  Each Underlying Fixed-Income Fund may enter into options
  -------------------
on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

  Yield curve options written by an Underlying Fund will be "covered." A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, an Underlying Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and the trading markets for these options may not be as developed.

  Risks Associated with Options Transactions.  There is no assurance that a
  ------------------------------------------
liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.


  Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds' investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund's investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights
----------------------------------

  Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments
-------------------

  Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of a Fund's investment adviser, to offer the potential for long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

  Investing in foreign securities also involves, however, certain special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, any Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. To the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. An Underlying Fund may be subject to currency exposure independent of its securities positions.

  Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

  Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund's assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect an Underlying Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European

Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers (together, "Depository Receipts").

  ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

  To the extent an Underlying Fund acquires Depository Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depository Receipts to issue and service such Depository Receipts (unsponsored), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.


  Certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See "Investing in Emerging Markets" below.

  Investing in Emerging Markets.  CORE International Equity, International
  -----------------------------
Equity, European Equity, Japanese Equity, International Small Cap, Asia Growth and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including (for certain Funds) Emerging Country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. Growth and Income, Small Cap Value, Mid Cap Value and Capital Growth Funds may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including Emerging Country issuers. The Core Fixed Income, Global Income and High Yield Funds may invest in debt securities of foreign issuers, including issuers in Emerging Countries. In addition, certain of the potential investment and management techniques of these Underlying Funds entail special risks.

  Each of the securities markets of the Emerging Countries is less liquid and subject to greater price volatility and has a smaller market capitalization than the U.S. securities markets. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of Emerging Country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about Emerging Country issuers than is available about issuers in the United States.


  Emerging Country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain Emerging Countries are in the earliest stages of their development. A Fund's investments in Emerging Countries are subject to the risk that the liquidity of particular investments, or investments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in Emerging Countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of Emerging Country securities may also affect a Fund's ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

  Transaction costs, including brokerage commissions or dealer mark-ups, in Emerging Countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Emerging Countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.


  Foreign investment in the securities markets of certain Emerging Countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund's investment in certain Emerging Countries and may increase the expenses of the Fund. Certain Emerging Countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the Emerging Countries is subject to restrictions which require government consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An

Underlying Fund may be required to establish special custodial or other arrangements before investing in certain Emerging Countries.


  Each of the Emerging Countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds' assets.

  The economies of Emerging Countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many Emerging Countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many Emerging Countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some Emerging Countries are vulnerable to weakness in world prices for their commodity exports.

  An Underlying Fund's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.


  Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund's assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser. The creditworthiness of the local securities firms used by a Fund in Emerging Countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting the Fund to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

  Investing in Japan.  The Japanese Equity Fund invests in the equity securities
  ------------------
of Japanese companies. Japan's economy, the second-largest in the world, has grown substantially over the last three decades. The boom in Japan's equity and property markets during the expansion of the late 1980's supported high rates of investment and consumer spending on durable goods, but both of these components of demand have now retreated sharply following the decline in asset prices. Profits have fallen sharply, unemployment has reached a historical high and consumer confidence is low. The banking sector continues to suffer from non-performing loans and this economy is subject to deflationary pressures. Numerous discount-rate cuts since its peak in 1991, a succession of fiscal stimulus packages, support plans for the debt-burdened financial system and spending for reconstruction following the Kobe earthquake may help to contain the recessionary forces, but substantial uncertainties remain.


  In addition to the cyclical downturn, Japan is suffering through structural adjustments. The Japanese have seen a deterioration of their competitiveness due to high wages, a strong currency and structural rigidities. Finally, Japan is reforming its political process and deregulating its economy. This has brought about turmoil, uncertainty and a crisis of confidence.

  While the Japanese governmental system itself seems stable, the dynamics of the country's politics have been unpredictable in recent years. The economic crisis of 1990-92 brought the downfall of the conservative Liberal Democratic Party, which had ruled since 1955. Since then, the country has seen a series of unstable multi-party coalitions and several prime ministers come and go, because of politics as well as personal scandals. While there appears to be no reason for anticipating civic unrest, it is impossible to know when the political instability will end and what trade and fiscal policies might be pursued by the government that emerges.

  Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures as well as the economic condition of its trading partners. While Japan subsidizes its agricultural industry, only 19% of its land is suitable for cultivation and it is only 50% self-sufficient in food production. Accordingly, it is highly dependent on large imports of wheat, sorghum and soybeans. In addition, industry, its most important economic sector, depends on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, have caused trade tensions, particularly with the United States. Some trade agreements, however, have been implemented to reduce these tensions. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. A substantial rise in world oil or commodity prices could also have a negative affect. The strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

  Geologically, Japan is located in a volatile area of the world, and has historically been vulnerable to earthquakes, volcanoes and other natural disasters. As demonstrated by the Kobe earthquake in January of 1995, in which 5,000 people were killed and billions of dollars of damage was sustained, these natural disasters can be significant enough to affect the country's economy.

  Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund's net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

  Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes. CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Global Income, Core Fixed Income and High Yield Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

  At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

  An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when an Underlying Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund's foreign assets.


  The CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if an Underlying Fund's investment adviser determines that there is a pattern of correlation between the two currencies. These Underlying Funds may also purchase and sell forward contracts to seek to increase total return when an Underlying Fund's investment adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Underlying Fund's portfolio.

  Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies and foreclosed contracts entered into to seek to increase total return. The segregated assets will be market-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of an Underlying Fund's commitments with respect to such contracts. Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, an Underlying Fund's ability to utilize forward foreign currency exchange contracts may be restricted. The Core Fixed Income, Global Income and High Yield Funds will not enter into a forward contract with a term of greater than one year.

  While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

  Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

  Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser.


  Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by an Underlying Fund will be traded on U.S. and foreign exchanges or over-the-counter.

  CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth, Core Fixed Income, Global Income and High Yield Funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. In addition, certain Underlying Funds may purchase call or put options on currency to seek to increase total return when an Underlying Fund's investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund's portfolio.

  A call option written by an Underlying Fund obligates such Fund to sell specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate such Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency's market value or be required to purchase currency subject to a put at a price that exceeds the currency's market value. For a description of how to cover written put and call options, see "Writing Covered Options" above.

  An Underlying Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

  An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.


  An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated ("protective puts"). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the dollar value of an Underlying Fund's portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

  In addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Underlying Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.


  Special Risks Associated With Options on Currency. An exchange traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

  An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

  The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls
---------------------


  Certain of the Underlying Fixed-Income Funds may enter into mortgage "dollar rolls" in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

  For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

  Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund's right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted and the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund's investment adviser to manage the Fund's interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities
----------------------


  Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps and Interest Rate
---------------------------------------------------------------------------
Swaps, Caps, Floors and Collars
-------------------------------

  The CORE International Equity, International Equity, Emerging Markets Equity, European Equity, Japanese Equity, Asia Growth, International Small Cap, Core Fixed Income, Global Income and High Yield Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, the Underlying Fixed-Income Funds and Real Estate Securities Fund may enter into mortgage, credit, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

  An Underlying Fund will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, the Underlying Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by an Underlying Fund under a currency swap or an interest rate floor, cap or collar are covered by segregated cash or liquid assets, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

  An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any interest rate, mortgage or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either AA or A-1 or better by Standard & Poor's or Aa or P-1 or better by Moody's or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. The Core Fixed Income, Global Income and High Yield Funds will not enter into any currency swap transactions unless the unsecured commercial paper senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor's or Moody's or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar
instruments which are traded in the interbank market.   The investment advisers,
under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds' transactions in swaps, caps, floors and collars.

  The use of interest rate, mortgage, credit, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund's investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps
------------


  Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Underlying Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount.

  An Underlying Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be segregated. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.




Real Estate Investment Trusts
-----------------------------


  The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

  Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities
-------------------------------


  The Underlying Funds may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. An Underlying Fund would be required to have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, an Underlying Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from investment of the collateral. An Underlying Fund would not have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by an Underlying Fund's investment adviser to be of good standing, and when, in the judgment of the investment adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If an investment adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed one-third of the value of the total assets of an Underlying Fund (including the loan collateral).

When-Issued Securities and Forward Commitments
----------------------------------------------


  Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.
If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. The Underlying Funds may also realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. An Underlying Fund is required to segregate until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price. Alternatively, an Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies
----------------------------------


  The Underlying Funds may invest a portion of their net assets in companies (including predecessors) which have operated less than three years, except that this limitation does not apply to debt securities which have been rated investment grade or better by at least one NRSRO. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies
--------------------------

  Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Adviser or any of its affiliates serve as investment adviser. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that an Underlying Fund invests in a money market fund for which the Adviser or any of its affiliates acts as adviser, the advisory and administration fees payable by the Fund to the investment adviser or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the advisory and administration fees paid by such money market fund to the investment adviser or its affiliates.


  Each Underlying Equity Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

  SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an Underlying Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Underlying Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

  The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.


  Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country or region. Certain Underlying Funds may also invest in World Equity Benchmark Shares ("WEBs") and similar securities that invest in securities included in foreign securities indices.

Repurchase Agreements
---------------------


  Each Underlying Fund may enter into repurchase agreements with selected broker-dealers, banks or other financial institutions. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund's custodian. The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

  For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.


  The Underlying Fund's investment adviser seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

  In addition, an Underlying Fund, together with other registered investment companies having advisory agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements
-----------------------------


  Certain Underlying Funds may borrow money for temporary purposes by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income and High Yield Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund's outstanding shares.

     When an Underlying Fund enters into a reverse repurchase agreement, in cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities
----------------------------------


     The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds' investment advisers determine and monitor the liquidity of the Funds' portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Portfolio Turnover
------------------

    Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Fund will vary from year to year.


                            INVESTMENT RESTRICTIONS


    The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, "majority" means the lesser of
(a) 67% or more of the shares of the Trust or a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Portfolio are present or represented by proxy, or (b) more than 50% of the shares of the Trust or a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios' fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

    As a matter of fundamental policy, a Portfolio may not:

         (1) make any investment inconsistent with the Portfolio's classification as a diversified company;

         (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, investment companies and state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents). This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. government or any of its agencies or instrumentalities;

         (3) borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and
              (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

         (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies,
              (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

         (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

         (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

         (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

         (8) issue senior securities to the extent such issuance would violate applicable law.

    Each Portfolio may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

    In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

    A Portfolio may not:

    (a) Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies);

    (b) Invest more than 15% of the Portfolio's net assets in illiquid investments including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

    (c) Purchase additional securities if the Portfolio's borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets; or

    (d)  Make short sales of securities, except short sales against the box.

    The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.


                                  MANAGEMENT

    The Trustees of the Trust are responsible for deciding matters of general policy and reviewing the actions of the Adviser, distributor and transfer agent. The officers of the Trust conduct and supervise each Fund's daily business operations.

    Information pertaining to the Trustees and officers of the Trust is set forth below together with their respective positions and a brief statement of their principal occupations during the past five years. Trustees and officers deemed to be "interested persons" of the Trust for purposes of the Act are indicated by an asterisk.

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       --------------          ----------------------
Ashok N. Bakhru, 56               Chairman                Chairman of the Board of Trustees --
1325 Ave. of the Americas         & Trustee               Goldman Sachs Trust (registered
New York, NY  10019                                       investment company); Executive Vice
                                                          President  Finance and Administration
                                                          and Chief Financial Officer, Coty Inc.
                                                          (since April 1996); President, ABN
                                                          Associates (July 1994 -March 1996);
                                                          Senior Vice President of Scott Paper
                                                          Company (until June 1994); Director of
                                                          Arkwright Mutual Insurance Company
                                                          (1994-Present); Trustee of International
                                                          House of Philadelphia (1989-Present);
                                                          Member of Cornell University Council
                                                          (1992-Present); Trustee of the Walnut
                                                          Street Theater (1992-Present).



*David B. Ford, 52                Trustee                 Trustee  Goldman Sachs Trust (registered
One New York Plaza                                        investment company); Director,
New York, NY  10004                                       Commodities Corp. LLC (since April
                                                          1997); Managing Director, J. Aron &
                                                          Company (since November 1996); Managing
                                                          Director, Goldman, Sachs & Co.
                                                          Investment Banking Division (since
                                                          November 1996); Director, CIN Management
                                                          (since August 1996); Chief Executive
                                                          Officer & Managing Director and
                                                          Director, Goldman Sachs Asset Management
                                                          International (since November 1995 and
                                                          December 1994, respectively); Co-Head,
                                                          Goldman, Sachs & Co. Asset Management
                                                          Division (since November 1995); Co-Head
                                                          and Director, Goldman Sachs Funds
                                                          Management Inc. (since November 1995 and
                                                          December 1994, respectively); Chairman
                                                          and Director, Goldman Sachs Asset
                                                          Management Japan Limited (since November
                                                          1994).

Name, Age                         Positions              Principal Occupation(s)
And Address                       With Trust              During Past 5 Years
-----------                       ----------             -----------------------
*Douglas C. Grip, 36              Trustee                Trustee and President -- Goldman Sachs
One New York Plaza                & President            Trust (registered investment company);
New York, NY  10004                                      Managing Director, Goldman, Sachs & Co.
                                                         Asset Management Division (since
                                                         November 1997); President, Goldman Sachs
                                                         Fund Group (since April 1996);
                                                         President, MFS Retirement Services Inc.,
                                                         of Massachusetts Financial Services
                                                         (prior thereto).


*John P. McNulty, 46              Trustee                Trustee -- Goldman Sachs Trust (registered
One New York Plaza                                       investment company); Managing Director,
New York, NY  10004                                      Goldman Sachs (since 1996); General
                                                         Partner, J. Aron & Company (since
                                                         November 1995); Director and Co-Head,
                                                         Goldman Sachs Funds Management Inc.
                                                         (since November 1995); Director, Goldman
                                                         Sachs Asset Management International
                                                         (since January 1996); Director, Global
                                                         Capital Reinsurance (since 1989);
                                                         Director, Commodities Corp. LLC (since
                                                         April 1997); Limited Partner of Goldman,
                                                         Sachs & Co. (1994 - November 1995).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust              During Past 5 Years
-----------                       ----------              -----------------------
Mary P. McPherson, 63             Trustee                 Trustee -- Goldman Sachs Trust (registered
The Andrew W. Mellon Foundation                           investment company); Vice President and
140 East 62nd Street                                      Senior Program Officer, The Andrew W.
New York, NY  10021                                       Mellon Foundation (since October 1997);
                                                          President of Bryn Mawr College
                                                          (1978-1997); Director of Josiah Macy,
                                                          Jr. Foundation (since 1977); Director of
                                                          the Philadelphia Contributionship (since
                                                          1985); Director of Amherst College
                                                          (since 1986); Director of Dayton Hudson
                                                          Corporation (1988-1997); Director of the
                                                          Spenser Foundation (since 1993); and
                                                          member of PNC Advisory Board (since
                                                          1993).


*Alan A. Shuch, 49                Trustee                 Trustee -- Goldman Sachs Trust (registered
One New York Plaza                                        investment company); Limited Partner,
New York, NY  10004                                       Goldman, Sachs & Co.(since 1994);
                                                          Consultant to Goldman Sachs Asset
                                                          Management (since 1994); Director, Chief
                                                          Operating Officer and Vice President of
                                                          Goldman Sachs Funds Management Inc.
                                                          (from November 1993 -- November 1994);
                                                          President and Chief Operating Officer,
                                                          GSAM  Japan Limited (November 1993 --
                                                          November 1994); Director, Goldman Sachs
                                                          Asset Management International (November
                                                          1993 -- November 1994); General Partner,
                                                          Goldman, Sachs & Co. Investment Banking
                                                          (December 1986 -- November 1994).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust              During Past 5 Years
-----------                       ----------              -----------------------
Jackson W. Smart, Jr., 68         Trustee                 Trustee -- Goldman Sachs Trust (registered
One Northfield Plaza Suite 218                            investment company); Chairman, Executive
Northfield, IL  60093                                     Committee, First Commonwealth, Inc. (a
                                                          managed dental care company) (since
                                                          January 1996); Chairman and Chief
                                                          Executive Officer, MSP Communications
                                                          Inc. (a company engaged in radio
                                                          broadcasting) (November 1988 -- December
                                                          1997); Director, Federal Express
                                                          Corporation (NYSE) (since 1976);
                                                          Director, Evanston Hospital Corporation
                                                          (since 1980).


William H. Springer, 69           Trustee                 Trustee -- Goldman Sachs Trust (registered
701 Morningside Drive                                     investment company); Director, Walgreen
Lake Forest, IL  60045                                    Co. (a retail drug store business)
                                                          (since April 1998); Director of Baker,
                                                          Fentress & Co. (a closed-end,
                                                          non-diversified management investment
                                                          company) (April 1992 - present);
                                                          Trustee, Northern Institutional Funds
                                                          (since April 1984).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       ----------              --------------------
Richard P. Strubel, 59            Trustee                 Trustee - Goldman Sachs Trust (registered
737 N. Michigan Ave., Suite 1405                          investment company); Managing Director,
Chicago, IL  60611                                        Tandem Partners, Inc. (since 1990);
                                                          Director of Kaynar Technologies Inc.
                                                          (since March 1997); Managing Director,
                                                          Tandem Partners, Inc. (since 1990);
                                                          President and Chief Executive Officer,
                                                          Microdot, Inc. (a diversified
                                                          manufacturer of fastening systems and
                                                          connectors) (January 1984 - October
                                                          1994); Trustee, Northern Institutional
                                                          Funds (since December 1982).


*Nancy L. Mucker, 49              Vice President          Vice President - Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company); Vice
Chicago, IL  60606                                        President, Goldman, Sachs & Co. (since
                                                          April 1985); Co-Manager of Shareholder
                                                          Servicing of GSAM (since November 1989).


*John M. Perlowski, 34            Treasurer               Treasurer - Goldman Sachs Trust
One New York Plaza                                        (registered investment company); Vice
New York, NY  10004                                       President, Goldman, Sachs & Co.
                                                          Incorporated (since July 1995);
                                                          Director, Investors Bank and Trust
                                                          (November 1993 - July 1995).


*James A. Fitzpatrick, 38         Vice President          Vice President--Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company); Vice
Chicago, IL  60606                                        President of Goldman Sachs Asset
                                                          Management (since April 1997); Vice
                                                          President and General Manager, First
                                                          Data Corporation - Investor Services
                                                          Group (prior thereto).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       ----------              ----------------------
Jesse Cole, 35                    Vice President          Vice President -- Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company); Vice
Chicago, IL  60606                                        President, Goldman Sachs Asset
                                                          Management (June 1998 to Present); Vice
                                                          President, AIM Management Group, Inc.
                                                          (investment advisor) (April 1996-June
                                                          1998); Assistant Vice President, The
                                                          Northern Trust Company (June 1987-April
                                                          1996).


Philip V. Giuca , Jr., 36         Assistant Treasurer     Vice President -- Goldman Sachs Trust
10 Hanover Square                                         (registered investment company); Vice
New York, NY  10004                                       President, Goldman, Sachs & Co. (May
                                                          1992-Present); Tax Accountant, Goldman,
                                                          Sachs & Co. (December 1990-May 1992).


Anne Marcel, 40                   Vice President          Vice President -- Goldman Sachs Trust
4900 Sears Tower                                          (registered investment company); Vice
Chicago, IL  60606                                        President, Goldman Sachs Asset
                                                          Management (June 1998-Present); Vice
                                                          President, Stein Roe & Farnham, Inc.
                                                          (October 1992-June 1998).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       ----------              ----------------------
*Michael J. Richman, 38           Secretary               Secretary -- Goldman Sachs Trust
85 Broad Street                                           (registered investment company); General
New York, NY  10004                                       Counsel of the Funds Group of Goldman
                                                          Sachs Asset Management (since December
                                                          1997); Associate General Counsel of
                                                          Goldman Sachs Asset Management (February
                                                          1994 -- December 1997); Vice President and
                                                          Assistant General Counsel of Goldman,
                                                          Sachs & Co. (since June 1992); Counsel
                                                          to the Funds Group, GSAM (June 1992 --
                                                          December 1997); Partner, Hale and Dorr
                                                          (September 1991 - June 1992).


*Howard B. Surloff, 33            Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
85 Broad Street                                           (registered investment company);
New York, NY  10004                                       Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Associate General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Assistant General
                                                          Counsel and Vice President, Goldman,
                                                          Sachs & Co.(since November 1993 and May
                                                          1994, respectively); Counsel to the
                                                          Funds Group, Goldman Sachs Asset
                                                          Management (November 1993 - December
                                                          1997); Associate of Shereff, Friedman,
                                                          Hoffman & Goodman (prior thereto).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       ----------              ----------------------
*Valerie A. Zondorak, 32          Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
85 Broad Street                                           (registered investment company);
New York, NY  10004                                       Assistant General Counsel, Goldman Sachs
                                                          Asset Management and Assistant General
                                                          Counsel to the Funds Group (since
                                                          December 1997); Vice President and
                                                          Assistant General Counsel, Goldman,
                                                          Sachs & Co.(since March 1997 and
                                                          December 1997, respectively); Counsel to
                                                          the Funds Group, Goldman Sachs Asset
                                                          Management (March 1997 - December 1997);
                                                          Associate of Shereff, Friedman, Hoffman
                                                          & Goodman (prior thereto).


*Steven E. Hartstein, 35          Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
85 Broad Street                                           (registered investment company);
New York, NY  10004                                       Associate, Goldman, Sachs & Co. (since
                                                          December 1998); Legal Products Analyst,
                                                          Goldman, Sachs & Co. (June 1993 --
                                                          December 1998); Funds Compliance
                                                          Officer, Citibank Global Asset
                                                          Management (August 1991 -- June 1993).


*Deborah A. Farrell, 27           Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
85 Broad Street                                           (registered investment company); Legal
New York, NY  10004                                       Products Analyst, Goldman, Sachs & Co.
                                                          (since December 1998); Legal Assistant,
                                                          Goldman, Sachs & Co. (January 1996 --
                                                          December 1998); Executive Secretary,
                                                          Goldman, Sachs & Co. (January 1994 --
                                                          January 1996); Legal Secretary, Cleary,
                                                          Gottlieb, Steen and Hamilton (September
                                                          1990 -- January 1994).

Name, Age                         Positions               Principal Occupation(s)
And Address                       With Trust               During Past 5 Years
-----------                       --------------          ----------------------
*Kaysie P. Uniacke, 37            Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
One New York Plaza                                        (registered investment company);
New York, NY  10004                                       Managing Director, Goldman Sachs Asset
                                                          Management (since 1997); Vice President
                                                          and Senior Portfolio Manager, Goldman
                                                          Sachs Asset Management (since 1988).


*Elizabeth D. Anderson, 29        Assistant Secretary     Assistant Secretary -- Goldman Sachs Trust
One New York Plaza                                        (registered investment company);
New York, NY  10004                                       Portfolio Manager, Goldman Sachs Asset
                                                          Management (since April 1996); Junior
                                                          Portfolio Manager, Goldman Sachs Asset
                                                          Management (1995 -- April 1996); Funds
                                                          Trading Assistant, Goldman Sachs Asset
                                                          Management (1993 -- 1995); Compliance
                                                          Analyst, Prudential Insurance (1991 -
                                                          1993).


     Each interested Trustee and officer of the Trust holds comparable positions with certain other investment companies of which Goldman Sachs, GSAM or one of their affiliates is the investment adviser, administrator and/or distributor. As of ___________, 1999 the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

     The Trust pays each Trustee, other than those who are "interested persons" of Goldman Sachs, a fee for each Trustee meeting attended and an annual fee. Such Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings.

The following table sets forth certain estimated information with respect to the compensation of each Trustee of the Trust for the current fiscal year ended December 31, 1998:

                                               Pension or            Total
                                               Retirement         Compensation
                                                Benefits       from Goldman Sachs
                          Aggregate            Accrued as     Mutual Funds Complex
                        Compensation            Part of          (including the
Name of Trustee        from the Trust/1/    Trust's Expenses        Trust)**
---------------        -----------------    ----------------  --------------------
Ashok N. Bakhru*           $                                        $
David B. Ford                 0                     0                  0
Douglas C. Grip               0                     0                  0
John P. McNulty               0                     0                  0
Mary P. McPherson                                   0
Alan A. Shuch                 0                     0                  0
Jackson W. Smart                                    0
William H. Springer                                 0
Richard P. Strubel                                  0


--------------

      *    Includes compensation as Chairman of the Board of Trustees.

      1 Reflects amount paid by Goldman Sachs Variable Insurance Trust during fiscal year ended December 31, 1998.

      2 The Goldman Sachs Funds complex consists of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. Goldman Sachs Trust consisted of ___ mutual funds, including eight fixed-income funds, on December 31, 1998. Goldman Sachs Variable Insurance Trust consisted of 8 mutual funds.

Management Services
-------------------


  GSAM, One New York Plaza, New York, New York, a separate operating division of Goldman Sachs, serves as Adviser to the Portfolios and, except as noted, to each Underlying Fund. Goldman Sachs Funds Management, L.P. ("GSFM") serves as investment adviser to the Adjustable Rate Government Fund. Goldman Sachs Asset Management International ("GSAMI") serves as investment adviser to the International Equity, European Equity, Japanese Equity, European Equity, International Small Cap, Emerging Markets Equity, Asia Growth and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See "Service Providers" in the Portfolios' Prospectus for a description of the Adviser's duties to the Portfolios. Goldman Sachs has agreed to permit the Funds to use the name "Goldman Sachs" or a derivative thereof as part of each Fund's name for as long as a Fund's Management Agreement is in effect.

  Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the U.S. and in Beijing, Brazil, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Osaka, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.


  The Adviser and the Underlying Funds' investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. With an annual equity research budget approaching $200 million, the Goldman Sachs Global Investment Research Department covers approximately 2,000 companies, including approximately 1,000 U.S. corporations in 60 industries. The in-depth information and analyses generated by Goldman Sachs' research analysts are available to the Advisers. For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor's annual "All-America Research Team" survey. In addition, many of Goldman Sachs' economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the U.S. and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics (now used by a growing number of investors) to structure and evaluate portfolios.

  In managing the Funds, the Advisers have access to Goldman Sachs' economics research. The Economics Research Department conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movement worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs' international research team has brought wide recognition to its members. The team has earned top rankings in the Institutional Investor's annual "All British Research Team Survey" in the following categories: Economics (U.K.) 1986-1993; Economics/International 1989-1993; and Currency Forecasting 1986-1993. In addition, the team has also earned top rankings in the annual "Extel Financial Survey" of U.K. investment managers in the following categories: U.K. Economy 1989-1995; International Economies 1986, 1988-1995; International Government Bond Market 1993-1995; and Currency Movements 1986-1993.

  In structuring Adjustable Rate Government Fund's and Short Duration Government Fund's respective securities portfolios, their investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the respective Fund's investment guidelines. With respect to Adjustable Rate Government Fund, this analysis is used to plan a two-part portfolio, which will consist of a "core" portfolio of ARMs and a "relative value" portfolio of other mortgage assets that can enhance portfolio returns and lower risk (such as investments in CMO floating-rate tranches and interest only SMBS).

  With respect to the Adjustable Rate Government Fund, Government Income Fund, Short Duration Government Fund, High Yield Fund and Core Fixed Income Fund, the Funds' investment advisers expect to utilize Goldman Sachs' sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds' investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower's right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security's OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser's expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security's expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security's OAS considering its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security's interest rate risk by computing an option adjusted duration
(OAD). The investment advisers believe a security's OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluate the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds' duration targets and cash flow pattern requirements.

  Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The Underlying Funds' investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs' proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

  The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund's particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

  The Underlying Funds' investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment adviser will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities.
Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

  Goldman Sachs has agreed to provide the Underlying Funds' investment adviser, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the investment adviser with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

  The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds' investment adviser include the Goldman Sachs Fixed Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund's investments.

  In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds' investment adviser will have access to the Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment adviser will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs' research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

  The management agreements for the Portfolios and the Underlying Funds provide that their investment advisers may render similar services to others as long as the services provided thereunder are not impaired thereby.

  The Portfolios' management agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or "interested persons" (as such term is defined in the Act) of any party thereto (the "non-interested Trustees"), on January 22, 1999. These arrangements were approved by the sole shareholder of each Portfolio on February 3, 1999 by consent action to satisfy conditions imposed by the SEC in connection with the registration of shares of the Portfolios. The management agreement will remain in effect with respect to each Portfolio until June 30, 2000 and from year to year thereafter provided such continuance is specifically approved at least annually by (a) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and (b) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The management agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days' written notice to the Adviser and by the Adviser on 60 days' written notice to the Trust.

     Under the Portfolios' management agreement, the Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio;
(iii) arranges for at each Portfolio's expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio's records; and (v) provides office space and all necessary office equipment and services.

     Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs. The involvement of the Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolios and the Underlying Funds or impede their investment activities.

     Goldman Sachs and its affiliates, including, without limitation, the Adviser and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) which have investment objectives similar to those of the Portfolios and the Underlying Funds and/or which engage in transactions in the same types of securities, currencies and instruments. Goldman Sachs and its affiliates are major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Goldman Sachs and its affiliates are actively engaged in transactions in the same securities, currencies and instruments in which the Underlying Funds invest. Such activities could affect the prices and availability of the securities, currencies and instruments in which the Underlying Funds invest, which could have an adverse impact on each Underlying Fund's (and, consequently, each Portfolio's) performance. Such transactions, particularly in respect of proprietary accounts or customer accounts other than those included in the Adviser's and its advisory affiliates' asset management activities, will be executed independently of the Underlying Funds' transactions and thus at prices or rates that may be more or less favorable. When the Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Underlying Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Underlying Funds.

     From time to time, the Underlying Funds' activities may be restricted because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Adviser and/or its affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Adviser and/or its affiliates are performing services or when position limits have been reached.

     In connection with their management of the Underlying Funds, the Underlying Funds' investment advisers may have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, neither Goldman Sachs nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds and it is not anticipated that the investment advisers will have access to such information for the purpose of managing the Underlying Funds. The proprietary activities or portfolio strategies of Goldman Sachs and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the investment advisers in managing the Underlying Funds.

     The results of each Underlying Fund's investment activities may differ significantly from the results achieved by the investment advisers and their affiliates for their proprietary accounts or accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Goldman Sachs and its affiliates and such other accounts will achieve investment results which are substantially more or less favorable than the results achieved by an Underlying Fund. Moreover, it is possible that an Underlying Fund will sustain losses during periods in which Goldman Sachs and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

     The investment activities of Goldman Sachs and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Underlying Funds in certain emerging markets in which limitations are imposed upon the aggregate amount of investment, in the aggregate or individual issuers, by affiliated foreign investors.

     An investment policy committee which may include partners of Goldman Sachs and its affiliates may develop general policies regarding an Underlying Fund's activities but will not be involved in the day-to-day management of such Fund. In such instances, those individuals may, as a result, obtain information regarding the Underlying Fund's proposed investment activities which is not generally available to the public. In addition, by virtue of their affiliation with Goldman Sachs, any such member of an investment policy committee will have direct or indirect interests in the activities of Goldman Sachs and its affiliates in securities and investments similar to those in which the Underlying Fund invests.


     In addition, certain principals and certain of the employees of the Underlying Funds' investment advisers are also principals or employees of Goldman Sachs or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Portfolios should be aware.

     The Underlying Funds' investment advisers may enter into transactions and invest in currencies or instruments on behalf of an Underlying Fund in which customers of Goldman Sachs serve as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of an Underlying Fund, and such party may have no incentive to assure that the Underlying Funds obtain the best possible prices or terms in connection with the transactions. Goldman Sachs and its affiliates may also create, write or issue derivative instruments for customers of Goldman Sachs or its affiliates, the underlying securities or instruments of which may be those in which an Underlying Fund invests or which may be based on the performance of an Underlying Fund. The Underlying Funds may, subject to applicable law, purchase investments which are the subject of an underwriting or other distribution by Goldman Sachs or its affiliates and may also enter transactions with other clients of Goldman Sachs or its affiliates where such other clients have interests adverse to those of the

Underlying Funds. At times, these activities may cause departments of Goldman Sachs or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolios. To the extent affiliated transactions are permitted, the Underlying Funds will deal with Goldman Sachs and its affiliates on an arms-length basis.

     Each Underlying Fund will be required to establish business relationships with its counterparties based on the Underlying Fund's own credit standing. Neither Goldman Sachs nor its affiliates will have any obligation to allow their credit to be used in connection with an Underlying Fund's establishment of its business relationships, nor is it expected that an Underlying Fund's counterparties will rely on the credit of Goldman Sachs or any of its affiliates in evaluating the Underlying Fund's creditworthiness.

     From time to time, Goldman Sachs or any of its affiliates may, but is not required to, purchase and hold shares of an Underlying Fund in order to increase the assets of the Underlying Fund. Increasing an Underlying Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Underlying Fund's expense ratio. Goldman Sachs reserves the right to redeem at any time some or all of the shares of an Underlying Fund acquired for its own account. A large redemption of shares of an Underlying Fund by Goldman Sachs could significantly reduce the asset size of the Underlying Fund, which might have an adverse effect on the Underlying Fund's investment flexibility, portfolio diversification and expense ratio. Goldman Sachs will consider the effect of redemptions on an Underlying Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that an Underlying Fund's holdings will include securities of entities for which Goldman Sachs performs investment banking services as well as securities of entities in which Goldman Sachs makes a market. From time to time, Goldman Sachs' activities may limit the Underlying Funds' flexibility in purchases and sales of securities. When Goldman Sachs is engaged in an underwriting or other distribution of securities of an entity, the Underlying Funds' investment advisers may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Underlying Funds.

Distributor and Transfer Agent
------------------------------


     Goldman Sachs serves as the exclusive distributor of the Portfolios pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Under the distribution agreement, each Portfolio is responsible for, among other things, the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC and in the various states, including registering the Portfolio as a broker or dealer. Each Portfolio will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Portfolio, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Portfolio and the Distributor.

     The Distributor will pay for, among other things, printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to variable annuity and variable insurance accounts and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to variable annuity and variable insurance accounts. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by each Portfolio.

     As agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which such Portfolio may from time to time be registered or where permitted by applicable law. The underwriting agreements provide that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

     Goldman Sachs serves as the Trust's transfer agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust to
(i) record the issuance, transfer and redemption of shares, (ii) provide confirmations of purchases and redemptions, and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust's custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information,
(vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquires, and (ix) render certain other miscellaneous services.

                                   EXPENSES

     The Portfolios are responsible for the payment of their expenses. These expenses include, without limitation, asset allocation, custodial and transfer agency fees, brokerage fees and commissions, filing fees for the registration or qualification of the Portfolios' shares under federal or state securities laws, organizational expenses, fees and expenses incurred in connection with membership in investment company, organizations, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Portfolios for violation of any law, legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, Additional Statements, proxy material, financial reports and notices and the printing and distributing of the same to shareholders and regulatory authorities, compensation and expenses of its "non-interested" Trustees and extraordinary expenses, if any, incurred by the Trust.

     The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering that Portfolio's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Custodian and Sub-Custodians
-----------------------------

     State Street, P.O. Box 1776, Boston, Massachusetts 02171, is the custodian of the Trust's portfolio securities and cash. State Street also maintains the Trust's accounting records. State Street may appoint sub-custodians from time to time to hold certain securities purchased by the Trust and to hold cash for the Trust.

Independent Public Accountants
------------------------------


     Arthur Andersen LLP, independent public accountants, 225 Franklin Street, Boston, Massachusetts 02110, have been selected as auditors of the Trust. In addition to audit services, Arthur Andersen LLP prepares the Trust's federal and state tax returns, and provides consultation and assistance on accounting, internal control and related matters.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the other Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker's commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer's cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds' advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Underlying Fund may pay a broker which provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to (i) a good faith determination by the Trustees that such commission is reasonable in light of the services provided; and (ii) to such policies as the Trustees may adopt from time to time. While the Underlying Funds' investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities and other products or services (e.g., quotation equipment and computer related costs and expenses), advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or the purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) and providing lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities. Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds' investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

     On occasions when an Underlying Fund's investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or subadviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the particular investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.


     Subject to the above considerations, the Underlying Funds' investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar instruments being purchased or sold on an exchange during a comparable period of time. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.


                                NET ASSET VALUE


     Under the Act, the Trustees are responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Trustees, the net asset value per share of each Portfolio is calculated by determining the value of the net assets attributable to that Portfolio and dividing by the number of outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally, but not always, 3:00 p.m. Chicago time and 4:00 p.m. New York time) on each Business Day. The term "Business Day" means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays; New Year's Day, Martin Luther King, Jr. Day, Presidents' Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed).

     In the event that the New York Stock Exchange or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Trustees will reconsider the time at which net asset value is computed. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds' shares held by the Portfolio will be their net asset value at the time of computation.

     Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Other portfolio securities for which accurate market quotations are available are valued as follows: (a) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") will be valued at the last sale price on the exchange or system in which they are principally traded, on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the mean between the closing bid and asked prices, or if closing bid and asked prices are not available, at the exchange defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund's net asset value, the securities will be valued at the mean between the bid and the asked prices at the time the net asset value is determined; (b) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked price; (c) equity securities for which no prices are obtained under sections (a) or (b) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (d) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloonberg, EJV, Reuters or Standard & Poor's); (e) fixed-income securities for which quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (f) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (g) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.


     Generally, trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in an Underlying Fund's next determined net asset value unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

     The proceeds received by each Portfolio of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio and constitute the underlying assets of that Portfolio. The assets of each Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of direct expenses can otherwise be fairly made.

                            PERFORMANCE INFORMATION


     A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Yield is computed by dividing net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.


     Each Portfolio may advertise total return or a cumulative average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by mutual fund statistical services and investments for which reliable performance information is available.

     Occasionally statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.


     From time to time the Trust may publish an indication of a Portfolio's past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Inc., Morningstar Mutual Funds, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Micropal, Barron's, Business Week, Consumer's Digest, Consumer's Report, Investors Business Daily, The New York Times, Kiplinger's Personal Finance Magazine, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise a Portfolio's performance relative to certain indices and benchmark investments, including: (a) the Lipper Analytical Services, Inc. Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (f) the Lehman Brothers Aggregate Bond Index or its component indices; (g) the Standard & Poor's Bond Indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (h) the J.P. Morgan Global Government Bond Index; (i) other taxable investments including certificates of deposit (CDs), money market deposit accounts (MMDAs), checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(j) Donoghues' Money Fund Report (which provides industry averages for 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money funds); (k) the Hambrecht & Quist Growth Stock Index; (l) the NASDAQ OTC Composite Prime Return; (m) the Russell Midcap Index; (n) the Russell 2000 Index
- Total Return; (o) Russell 1000 Growth Index-Total Return; (p) the Value-Line Composite-Price Return; (q) the Wilshire 4500 Index; (r) the FT-Actuaries Europe and Pacific Index; (s) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley including (including the EAFE Indices, the Morgan Stanley Capital International Combined Asia ex Japan Free Index and the Morgan Stanley Capital International Emerging Markets Free Index), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (t) CDA/Wiesenberger Investment Companies Services or Wiesenberger Investment Companies Service; (u) The Goldman Sachs Commodities Index; (v) information produced by Micropal, Inc.; (w) the Shearson Lehman Government/Corporate (Total) Index; (x) Shearson Lehman Government Index; (y) Merrill Lynch 1-3 Year Treasury Index; (z) Merrill Lynch 2-Year Treasury Curve Index; (aa) the Salomon Brothers Treasury Yield Curve Rate of Return Index; (bb) the Payden & Rygel 2-Year Treasury Note Index; (cc) 1 through 3 year U.S. Treasury Notes; (dd) constant maturity U.S. Treasury yield indices;

(ee) the London Interbank Offered Rate; (ff) historical data concerning the performance of adjustable and fixed-rate mortgage loans; and (gg) the Tokyo Price Index. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolios and the Underlying Funds. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Portfolio's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may not be identical to the formulas used by a Portfolio to calculate its performance figures.

     Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     .  cost associated with aging parents;

     .  funding a college education (including its actual and estimated cost);

     .  health care expenses (including actual and projected expenses);

     . long-term disabilities (including the availability of, and coverage provided by, disability insurance);

     . retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets);

     . asset allocation strategies and the benefits of diversifying among asset classes;

     .  the benefits of international and emerging market investments;

     .  the effects of inflation on investing and saving;

     . the benefits of establishing and maintaining a regular pattern of investing and the benefits of dollar-cost averaging; and

     . measures of portfolio risk, including but not limited to, alpha, beta and standard deviation.

The Trust may from time to time use comparisons, graphs or charts in advertisements to depict the following types of information:

     . the performance of various types of securities (common stocks, small company stocks, taxable money market funds, U.S. Treasury securities, adjustable rate mortgage securities, government securities and municipal bonds) over time. However, the characteristics of these securities are not identical to, and may be very different from, those of a Portfolio;

     . the dollar and non-dollar based returns of various market indices (i.e., Morgan Stanley Capital International EAFE Index, FT-Actuaries Europe & Pacific Index and the Standard & Poor's Index of 500 Common Stocks) over varying periods of time;

     . total stock market capitalizations of specific countries and regions on a global basis;

     .  performance of securities markets of specific countries and regions;

     . value of a dollar amount invested in a particular market or type of security over different periods of time;

     . volatility of total return of various market indices (i.e. Lehman Government Bond Index, S&P 500 Index, IBC/Donoghue's Money Fund Average/ All Taxable Index) over varying periods of time;

     .  credit ratings of domestic government bonds in various countries;

     . price volatility comparisons of types of securities over different periods of time; and

     . price and yield comparisons of a particular security over different periods of time.

     In addition, the Trust may from time to time include rankings of Goldman, Sachs & Co.'s research department by publications such as the Institutional Investor and the Wall Street Journal in advertisements.


     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Adviser's views as to markets, the rationale for a Portfolio's investments and discussions of a Fund's current asset allocation.

     In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by GSAM and/or its affiliates, certain attributes or benefits to be derived from asset allocation strategies and the Goldman Sachs mutual funds that may be offered as investment options for the strategic asset allocations. Such advertisements and information may also include GSAM's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies. Such advertisements and information may include other materials which highlight or summarize the services provided in support of an asset allocation program.


     A Portfolio's performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio's total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Portfolio's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption. The Trust may also, at its discretion, from time to time make a list of a Portfolio's holdings available to investors upon request.


                                 SHARES OF THE TRUST


     Each Portfolio is a series of Goldman Sachs Variable Insurance Trust, which was formed under the laws of the state of Delaware on September 16, 1997. The Trustees have authority under the Trust's Declaration of Trust to create and classify shares of beneficial interests in separate series, without further action by shareholders. Additional series may be added in the future. The Trustees also have authority to classify and reclassify any series or portfolio of shares into one or more classes.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.


     When issued, shares are fully paid and non-assessable. In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights.




     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the elections of Trustees (this method of voting being referred to as "dollar based voting"). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees and officers of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (ii) not to have acted in good faith in the reasonable belief that such person's actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder's acts or omissions or for some other reason, the shareholder or former shareholder (or heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include (i) the inability of the Trust or any successor series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the voting provisions of the Declaration of Trust; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series Trustees"). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. The Series Trustees have, to the exclusion of any other Trustees of the Delaware Trust, all the powers and authorities of Trustees under the Trust Instrument with respect to any other series or class.

Shareholder and Trustee Liability
---------------------------------


     Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Portfolio. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust provides for indemnification by the relevant Portfolio for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis and to employ other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


                                    TAXATION


     Shares of the Portfolios are offered only to Separate Accounts that fund variable annuity contracts and variable insurance policies issued by Participating Insurance Companies. See the Prospectus for such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio of the Trust. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General
-------

     The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

     The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Code, as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

     Each Portfolio is a separate taxable entity. Each of the Portfolios intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code").

     Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

     If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long-term capital gains, distributed to shareholders. However, if a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, International Equity, European Equity, Japanese Equity, International Small Cap, Emerging Markets Equity, Asia Growth or Global Income Funds and may therefore make it more difficult for such a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

     For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").


     If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Fund.

     In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

     Certain Underlying Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

State and Local
---------------

     Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in such Portfolio's portfolio securities.


                                 OTHER INFORMATION

     As described in the Prospectus, shares of the Portfolios are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order. Each purchase is confirmed to the Separate Account in a written statement of the number of shares purchased and the aggregate number of shares currently held.

     Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio's net asset value per share. See "Net Asset Value." If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A

            DESCRIPTION OF BOND RATINGS, INCLUDING MUNICIPAL BONDS

                        MOODY'S INVESTORS SERVICE, INC.

Bond Ratings
------------

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


--------------------
  /1/The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. and Standard & Poor's Ratings Group at the date of this Additional Statement for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

       Con. (---): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


Description of Ratings of Commercial Paper
------------------------------------------

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year. Moody's commercial paper rating categories are as follows:

     Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -       Leading market positions in well established industries;

       -       High rates of return on funds employed;

       - Conservative capitalization structures with moderate reliance on debt and ample asset protection;

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

       - Well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime:  Issuers do not fall within any of the Prime rating categories.


Description of Ratings of State and Municipal Notes
---------------------------------------------------

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

     MIG-1/VMIG-1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG-2/VMIG-2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3/VMIG-3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4/VMIG-4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                        STANDARD & POOR'S RATINGS GROUP

Bond Ratings
------------

     AAA: Bonds and debt rated AAA have the highest rating assigned by Standard & Poor's. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: Bonds and debt rated AA have a very strong capacity to meet the financial commitment on the obligation and differ from the higher rated issues only in small degree.

     A: Bonds and debt rated A have a strong capacity to meet the financial commitment on the obligation although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds and debt rated BBB are regarded as having an adequate capacity to meet the financial commitment on the obligation. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds and debt rated BB, B, CCC, CC and C are regarded, on balance, as having significant speculative characteristics with respect to capacity to meet the financial commitment on the obligation. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Bonds and debt rated BB have less vulnerability to non-payment other speculative issues. However, such securities face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitment on the obligation.

     B: Bonds and debt rated B are more vulnerable to non-payment but currently have the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation.

     CCC: Bonds and debt rated CCC are currently vulnerable to non-payment, and are dependent upon favorable business, financial, and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet the financial commitment on the obligation.

     CC: The rating CC is typically applied to bonds and debt that are currently highly vulnerable to non-payment.

     C: The rating C may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments on the obligations are being continued.

     D: Bonds and debt rated D are in default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       r: This symbol is attached to ratings of instruments with significant non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain floaters; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Description of Ratings of Commercial Paper
------------------------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Standard & Poor's commercial paper rating categories are as follows:

     A-1: This highest category indicates that the capacity to meet the financial commitment on the obligation is strong. Those issues determined to possess strong capacity to meet the financial commitment on the obligation are denoted with a plus sign (+) designation.

     A-2: Capacity to meet the financial commitment on the obligation on issues with this designation is satisfactory. However, the obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

     A-3: Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The D rating category will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Ratings of Municipal Notes
-----------------------------------------

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.


                               FITCH IBCA, INC.

Long-Term Debt and Preferred Stock
----------------------------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

     AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely repayment of financial commitments. This capacity is unlikely to be adversely affected by foreseeable events.

     AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's capacity for timely repayment of financial commitments is very strong. This capacity is not significantly vulnerable to foreseeable future events.

     A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's capacity for timely repayment of financial commitments is considered to be strong. This capacity may, nevertheless, be more vulnerable to adverse changes in economic conditions than bonds with higher ratings.

     BBB: Bonds rated BBB are considered to be investment grade and of good credit quality. The obligor's capacity for timely repayment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity.

     BB: Bonds are considered speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     DDD, DD, and D: Bonds are in default. Such bonds are not meeting obligations and are extremely speculative. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used for ratings from and including AA to B, to indicate the relative position of a credit within the rating category.

Short-Term Ratings
------------------

     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D:  Securities are in actual or imminent payment default.


                                 Duff & Phelps
                                 -------------

Long-Term Debt and Preferred Stock
----------------------------------

     AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

     BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payment.

     DP:  Represents preferred stock with dividend arrearages.

Commercial Paper/Certificates of Deposits
-----------------------------------------

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     D-5:  Issuer failed to meet scheduled principal and/or interest payments.

Notes: Bonds which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                 APPENDIX B

                  BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm's activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client's interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these assets diminish, reputation is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client's problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm's success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to distinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

     GOLDMAN, SACHS & CO.'S INVESTMENT BANKING AND SECURITIES ACTIVITIES

     Goldman, Sachs & Co. is a leading global investment banking and securities firm with a number of distinguishing characteristics.

     Privately owned and ranked among Wall Street's best capitalized firms, with partners' capital of approximately $6.1 billion as of November 28, 1997.

     With thirty-seven offices around the world, Goldman Sachs employs over 11,000 professionals focused on opportunities in major markets.

     The number one underwriter of all international equity issuers from (1993-
1996).

     A research budget of $200 million for 1997.

     Premier lead manager of negotiated municipal bond offerings over the past six years (1990-1996).*

     The number one lead manager of U.S. common stock offerings for the past eight years (1989-1996).

     The number one lead manager for initial public offerings (IPOs) worldwide (1989-1996).

--------------------------
*    Source:  Securities Data Corporation.  Common stock ranking excludes REITs,
     ====================================
     Investment Trusts and Rights.

       GOLDMAN, SACHS & CO.'S HISTORY OF EXCELLENCE

1865   End of Civil War

1869   Marcus Goldman opens Goldman Sachs

1890   Dow Jones Industrial Average first published

1896   Goldman Sachs joins New York Stock Exchange

1906 Goldman Sachs takes Sears Roebuck & Co. public (longest-standing client relationship)

       Dow Jones Industrial Average tops 100

1925 Goldman Sachs finances Warner Brothers, producer of the first talking film

1956   Goldman Sachs co-manages Ford's public offering, the largest to date

1970   London office opens

1972   Dow Jones Industrial Average breaks 1000

1986   Goldman Sachs takes Microsoft public

1991 Provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995   Dow Jones Industrial Average breaks 5000

1996   Goldman Sachs takes Deutsche Telecom public

       Dow Jones Industrial Average breaks 6000

1997   Dow Jones Industrial Average breaks 7000

       Goldman Sachs increases assets under management by 100% over 1996

                          PART C - OTHER INFORMATION


Item 23  Exhibits
         --------

          (a) (1) Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to exhibit (1) of the Registration Statement on Form N-1A (No. 333-35883 and 811-8854) filed with the Securities and Exchange Commission ("Commission") on September 18, 1997 (Accession No. 0000950130-97-004157) (the "Initial Registration
                    Statement").

               (2) Amendment No. 1 dated October 21, 1997 to Agreement and Declaration of Trust is incorporated herein by reference to exhibit (1)(b) of Pre-Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-8854) filed with the Commission on December 23, 1997 (Accession No. 0000950130-97-005710) ("Pre-Effective
                    Amendment No. 1").

               (3) Amendment No. 2 dated January 22, 1999 to Agreement and Declaration of Trust.

          (b) By-Laws of Registrant dated September 16, 1997 are incorporated herein by reference to exhibit (2) of the Initial Registration Statement.

          (c)  Not Applicable.

          (d) (1) Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds is incorporated herein by reference to exhibit
                    (5) of Pre-Effective Amendment No. 1.

               (2) Amended Annex A to Management Agreement among Registrant, Goldman Sachs Asset Management and Goldman Sachs Asset Management International on behalf of the CORE Large Cap Value, CORE International Equity and Short Duration Government Funds.

               (3) Management Agreement among Registrant and Goldman Sachs Asset Management on behalf of the Goldman Sachs Conservative

                    Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio, (the "Asset Allocation Portfolios").

          (e) Amended and Restated Distribution Agreement between Registrant and Goldman, Sachs & Co. dated January 22, 1999.

          (f)  Not Applicable.

          (g) (1) Custodian Agreement between Registrant and State Street Bank and Trust Company dated December 31, 1997 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 1 of the Registration Statement on Form N-1A (No. 333-35883 and 811-8854) filed with the Commission on November 18, 1998 (Accession No. 0000950130-98-005579)
                    ("Post-Effective Amendment No. 1").

               (2) Amended Fee Schedule relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 22, 1999 (Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund and Goldman Sachs Short Duration Government Fund).

               (3) Amended Fee Schedule relating to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated January 22, 1999 (Asset Allocation Portfolios).

          (h) (1) Transfer Agency Agreement between Registrant and Goldman, Sachs & Co. dated October 21, 1997 is incorporated herein by reference to exhibit (9)(a) of Pre-Effective Amendment
                    No. 1.

               (2) Amended Fee Schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co., dated January 22, 1999 (Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Core International Equity Fund and Goldman Sachs Short Duration Government Fund).

               (3) Amended Fee Schedule relating to Transfer Agency Agreement between Registrant and Goldman, Sachs & Co., dated January 22, 1999 (Asset Allocation Portfolios).

               (4) Form of Participation Agreement is incorporated herein by reference to Exhibit (9)(b) of Pre-Effective Amendment No. 1.

          (i) (1) Opinion and consent of counsel relating to the Goldman Sachs Growth and Income, Goldman Sachs CORE U.S. Equity, Goldman Sachs CORE Large Cap Growth, Goldman Sachs CORE Small Cap Equity, Goldman Sachs Capital Growth, Goldman Sachs Mid Cap Equity, Goldman Sachs International Equity, Goldman Sachs Global Income and Goldman Sachs High Yield Funds is incorporated herein by reference to exhibit (10)(a) of Pre-Effective Amendment No. 1.

               (2) Opinion and consent of counsel relating to the Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Conservative Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio.

          (j)  Consent of Independent Auditors.

          (k)  Not Applicable.

          (l) Purchase Agreement between Registrant and The Goldman Sachs Group, L.P dated December 12, 1997 is incorporated herein by reference to exhibit (13) of Pre-Effective Amendment No 1.

          (m)  Not Applicable.

          (n)  Financial Data Schedules.

          (o)  Not Applicable.

          (p) Powers of Attorney of Messrs. Bakhru, Grip, Perlowski, Ford, McNulty, Shuch, Smart, Springer and Strubel and Mmes. McPherson are incorporated herein by reference to Post-Effective Amendment No. 1.


Item 24   Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Not applicable.

Item 25   Indemnification
          ---------------

          Article IV of the Agreement and Declaration of Trust of Goldman Sachs Variable Insurance Trust, a Delaware business trust (incorporated herein by reference as Exhibit 23(a)(1) hereto), provides for indemnification of the Trustees and officers of the Trust, subject to certain limitations.

          Each Management Agreement provides that the applicable Investment Adviser will not be liable for any error of judgement or mistake of law of for any loss suffered by a Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations and duties under the Management Agreement. The Management Agreement relating to the Growth and Income, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, Mid Cap Equity, Capital Growth, International Equity, Global Income and High Yield Funds is incorporated herein by reference to Exhibit 23(d)(1). The Management Agreement relating to the Asset Allocation Portfolios is included herewith as
Exhibit 23(d)(3).

          Section 9 of the Amended and Restated Distribution Agreement between the Registrant and Goldman, Sachs & Co. (included herewith as Exhibit 23(e)) and
Section 7 of the Transfer Agency Agreement between the Registrant and Goldman, Sachs & Co. (incorporated herein by reference as Exhibit 23(h)(1) provide that the Registrant will indemnify Goldman, Sachs & Co. against certain liabilities.

          Mutual fund and trustees and officers liability policies purchased jointly by the Registrant, Goldman Sachs Trust, Trust for Credit Unions, Northern Institutional Funds (formerly The Benchmark Funds) and The Commerce Funds insure such persons and their respective trustees, partners, officers and employees, subject to the policies' coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 26   Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          The business and other connections of the officers and Managing Directors of Goldman, Sachs & Co., Goldman Sachs Funds Management, L.P., and Goldman Sachs Asset Management International are listed on their respective Forms ADV as currently filed with the Commission (File Nos. 801-16048, 801-37591 and 801-38157, respectively) the text of which is, in each case, hereby incorporated by reference.

Item 27   Principal Underwriter
          ---------------------

          (a) Goldman, Sachs & Co. or an affiliate or a division thereof currently serves as investment adviser and distributor of the units of Trust for Credit Unions and for shares of Goldman Sachs Trust. Goldman, Sachs & Co. or a division thereof currently serves as administrator and distributor of the units of shares of Northern Institutional Funds (formerly The Benchmark Funds) and The Commerce Funds.

          (b) Set forth below is certain information pertaining to the Managing Directors of Goldman, Sachs & Co., the Registrant's principal underwriter, who are members of Goldman, Sachs & Co.'s Executive Committee. None of the members of the executive committee holds a position or office with the Registrant.


                        GOLDMAN SACHS EXECUTIVE COMMITTEE

Jon S. Corzine (1)                      Co-Chairman
Robert J. Hurst (1)                     Managing Director
Henry M. Paulson, Jr. (1)               Chief Executive Officer, Co-
                                        Chairman
John A. Thain (1)(3)                    Co-Chief Operating Officer
John L. Thornton (3)                    Co-Chief Operating Officer
Roy J. Zuckerberg (2)                   Managing Director

----------------------

(1)   85 Broad Street, New York, NY 10004
(2)   One New York Plaza, New York, NY 10004
(3)   Peterborough Court, 133 Fleet Street, London EC4A 2BB,
      England


           (c)  Not applicable.


Item 28   Location of Accounts and Records
          --------------------------------

          The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of Goldman Sachs Asset Management, One New York Plaza, New York, New York 10004. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rule promulgated thereunder are in the physical possession of State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105 except for certain transfer agency and underwriting records which are maintained by Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

Item 29   Management Services
          -------------------

          Not  Applicable.

Item 30   Undertakings
          ------------

          Not  Applicable.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 26th day of February, 1999.

                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                     Registrant

                                     By: * Douglas C. Grip
                                         ---------------------
                                         Douglas C. Grip
                                         President

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to Registrant's Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                     Title                       Date
---------                     -----                       ----

*Ashok N. Bakhru              Chairman and                February 26, 1999
----------------------         Trustee
Ashok N. Bakhru

*Douglas C. Grip              President and               February 26, 1999
---------------------          Trustee
Douglas C. Grip

*John M. Perlowski            Principal Accounting        February 26, 1999
---------------------          Officer and Principal
John M. Perlowski              Financial Officer

*David B. Ford                Trustee                     February 26, 1999
---------------------
David B. Ford

*John P. McNulty              Trustee                     February 26, 1999
---------------------
John P. McNulty

*Mary P. McPherson            Trustee                     February 26, 1999
---------------------
Mary P. McPherson

*Alan A. Shuch                Trustee                     February 26, 1999
---------------------
Alan A. Shuch

*Jackson W. Smart, Jr.        Trustee                     February 26, 1999
---------------------
Jackson W. Smart, Jr.

*William H. Springer          Trustee                     February 26, 1999
---------------------
William H. Springer

*Richard P. Strubel           Trustee                     February 26, 1999
---------------------
Richard P. Strubel



*By: /s/ Michael J. Richman
     ------------------------
      Michael J. Richman
      Attorney-in-Fact

*Pursuant to a power of attorney previously filed.

                    GOLDMAN SACHS VARIABLE INSURANCE TRUST

                           Certificate of Secretary


     The undersigned Secretary of Goldman Sachs Variable Insurance Trust hereby certifies that the following resolution was duly adopted by the Board of Trustees of said Trust on April 22, 1998 and remains in effect on the date hereof:

          FURTHER RESOLVED, that the Trustees and Officers of the Trusts who may be required to execute any amendments to the Trust's Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing James A. Fitzpatrick, Douglas C. Grip, John W. Mosior, Nancy L. Mucker, John W. Perlowski, Michael J. Richman, Howard B. Surloff and Valerie A. Zondorak, jointly and severally, their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of the Trusts and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of February, 1999.


                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST


                                                     /s/ Michael J. Richman
                                                    ----------------------
                                                    Michael J. Richman
                                                    Secretary

                                 EXHIBIT INDEX

(a)(3) Amemdment No. 2 dated January 22, 1999 to Agreement and Declaration of Trust.

(d)(2) Amended Annex A to Management Agreement.

(d)(3) Management Agreement.

(e) Amended and Restated Distribution Agreement.

(g)(2) Amended Fee Schedule relating to Custodian Agreement (Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund and Goldman Sachs Short Duration Government Fund).

(g)(3) Amended Fee Schedule relating to Custodian Agreement (Asset Allocation Portfolios).

(h)(2) Amended Fee Schedule relating to Transfer Agency Agreement(Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs CORE International Equity Fund and Goldman Sachs Short Duration Government Fund).

(h)(3) Amended Fee Schedule relating to Transfer Agency Agreement (Asset Allocation Portfolios).

(i)(2) Opinion and consent of counsel.

(j) Consent of Independent Auditors.

(n) Financial Data Schedules.